Exhibit 10.138

[GRAPHIC]

1998

FHS

PARTICIPATING PHYSICIAN GROUP
PROVIDER SERVICES AGREEMENT

SIERRA MEDICAL GROUP

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

TABLE OF CONTENTS:

RECITALS

DEFINITIONS

REPRESENTATIONS AND DUTIES OF PPG

DUTIES OF FHS

COMPENSATION

DELEGATION

TERM AND TERMINATION

RECORDS, AUDITS AND REGULATORY REQUIREMENTS

GENERAL PROVISIONS

ADDENDUM A
Benefit Programs
Affiliates

ADDENDUM B COMMERCIAL HMO AND POS
A.	General Reimbursement Provisions
B.	Standard HMO
C.	Small Group HMO
D.	Individual HMO
E.	Access for Infants and Mothers
F.	Medicare Supplement
G.	Commercial POS
H.	Partnership Bonus
I.	QCIP
J.	Pharmacy Shared Risk Program
K.	Pharmacy Rebate Program

ADDENDUM B.1	AGE, SEX AND BENEFIT PLAN FACTORS

ADDENDUM B.2	COMMERCIAL HMO and POS DIVISION OF FINANCIAL RESPONSIBILITY MATRIX

ADDENDUM C	MEDICARE HMO AND POS
A.	Definitions
B.	Medicare HMO Benefit Program
C.	Medicare POS Benefit Program
D.	Administration Of Shared Risk Budgets For HMO and POS
E.	Other Services

ADDENDUM C.1	SUPPLEMENTAL BENEFITS COSTS

ADDENDUM C.2	PHARMACY SHARED RISK BUDGETS

ADDENDUM C.3	MEDICARE DIVISION OF FINANCIAL RESPONSIBILITY MATRIX

ADDENDUM D	PPO, EPO AND POS
A.	Benefit Program Requirements
B.	PPO And EPO Benefit Programs
C.	POS Benefit Programs

ADDENDUM E	FEE FOR SERVICE COMPENSATION

ADDENDUM F	MEDICAL BENEFIT PROGRAM
A.	Definitions
B.	Compensation Provisions
C.	General Provisions

ADDENDUM F.1	FEE-FOR-SERVICE COMPENSATION SCHEDULE

ADDENDUM F.2	CAPITATION COMPENSATION SCHEDULE

ADDENDUM F.3	SHARED RISK PROGRAM DISTRIBUTION MATRIX

ADDENDUM F.4	DIVISION OF FINANCIAL RESPONSIBILITY

ADDENDUM F.5	DISCLOSURE FORM

ADDENDUM G	CHAMPUS/TRICARE
A.	Definitions
B.	Programs And Regulations
C.	Other Governmental Programs
D.	Provider Obligations
E.	CHAMPUS PRIME and EXTRA Benefit Programs

ADDENDUM H	WORKERS COMPENSATION
A.	Compensation
B.	Other Duties

ADDENDUM H-1	WORKERS’ COMPENSATION RATE SCHEDULE

PARTlCIPATING PHYSICIAN GROUP
PROVIDER SERVICES AGREEMENT

This Participating Physician Group Provider Services Agreement (“Agreement”) is made and entered into by and between the Foundation Health Systems Affiliate(s) (“FHS”) identified in Addendum A to this Agreement and Sierra Medical Group Inc., a Participating Physician Group (“PPG”), to be effective January 1, 1998.

R E C I T A L S

A.            PPG is a medical group or individual practice association that provides or arranges for the provision of professional health care services, supplies, producers or related services.

B.            FHS is one or more corporations that have the legal authority to enter into this Agreement, and to perform the obligations of FHS hereunder with respect to the Benefit Programs identified on Addendum A.

C.            FHS desires to enter into this Agreement to arrange for PPG to tender Contracted Services to Members of the various Benefit Programs identified on Addendum A.

D.            PPG desires to enter into this Agreement to render Contracted Services to Members of the various Benefit Programs identified on Addendum A.

A G R E E M E N T

NOW, THEREFORE, in consideration of the above recitals and the covenants contained herein, the parties hereby agree as follows:

I.             DEFINITIONS

Many words and terms are capitalized throughout this Agreement to indicate that they are defined as set forth in this Article I.

1.1          Affiliate.  An entity in which Foundation Health Systems, Inc.  a Delaware Corporation, owns 51% or more of the voting stock, or which is managed by FHS or a FHS subsidiary.  The Affiliates provide, arrange for, or administer one or more Benefit Programs covered under this Agreement.

1.2          Benefit Program.  FHS’ obligation to pay for, provide arrange or administer Covered services, provider networks, administrative or other related services pursuant to a written agreement between an employer or other entity or an individual and FHS.  The Benefit Programs covered under this Agreement are listed on Addendum A.

1.3          Capitation.  The compensation paid per Member per month (“PMPM”) for each HMO Member who has selected or been assigned to PPG.

1.4          Commercial HMO Member.  An HMO Member whose premium is fully paid and enrolled in a commercial Benefit Program, including 1) a Benefit Program offered to an employer other than a small group employer (“Standard HMO Member”), 2) a Benefit Program offered to a small group employer as defined in Section 1357(1) of the California Health and Safety code Small Group HMO Member”), 3) a Benefit Program offered to individuals (“Individual HMO Member”) 4) a Benefit Program offered to an individual participating in

1

PARTICIPATING PHYSICIAN GROUP
PROVIDER SERVICES AGREEMENT

This Participating Physician Group Provider Services Agreement (“Agreement”) is made and entered into by and between the Foundation Health Systems Affiliate(s) (“FHS”) identified in Addendum A to this Agreement and Prospect Medical Group Inc., a Participating Physician Group (“PPG”) to be effective January 1, 1998.

R E C I T A L S

A.            PPG is a medical group or individual practice association that provides or arranges for the provision of professional health care services, supplies, products or related services.

B.            FHS is one or more Corporations that have the legal authority to enter into this Agreement, and to perform the obligations of FHS hereunder with respect to the Benefit Programs identified on Addendum A.

C.            FHS desires to enter into this Agreement to arrange for PPG to render Contracted Services to Members of the various Benefit Programs identified on Addendum A.

D.            PPG desires to enter into this Agreement to render Contracted Services to Members of the various Benefit Programs identified on Addendum A.

A G R E E M E N T

NOW, THEREFORE, in consideration of the above recitals and the covenants contained herein, the parties hereby agree as follows:

1.            DEFINITIONS

Many words and terms are capitalized throughout this Agreement to indicate that they are defined as set forth in this Article I.

1.1          Affiliate.  An entity in which Foundation Health Systems, Inc., a Delaware corporation owns 51% or more of the voting stock, or which is managed by FHS or a FHS subsidiary.  The Affiliates provide, arrange for or administer one or more Benefit Programs covered under this Agreement.

1.2          Benefit Program.  FHS’ Obligation to pay for, provide, arrange or administer Covered Services, provider networks, administrative or other related services pursuant to a written agreement between an employer or other entity or an individual and FHS.  The Benefit Programs covered under this Agreement are listed on Addendum A.

1.3          Capitation.  The compensation paid per Member per month (“PMPM”) for each HMO Member who has selected or been assigned to PPG.

1.4          Commercial HMO Member.  An HMO Member whose premium is fully paid and enrolled in .a commercial Benefit Program, including 1) a Benefit Program offered to an employer other than a small group employer (“Standard HMO Member”), 2) a Benefit Program offered to a small group employer as defined in Section 1357(I) of the California Health and Safety Code (“Small Group HMO Member”), 3) a Benefit Program offered to individuals (“Individual HMO Member”), 4) a Benefit Program offered to an individual participating in the Access for Infants and Mothers Program (“AIM Member”), 5) a Benefit Program which is fully or partially self-funded (“Flexible Funded HMO Member”), or 6) a Benefit Program offered to Members with primary coverage through Medicare and health care coverage under an HMO or POS Plan (“Medicare Supplement Member”).

1.5                               Contracted Services. Those Medically Necessary Covered Services to be rendered by PPG to a Member in accordance with this Agreement.

1.6                               Coordination of Benefits. The allocation of financial responsibility between two or more payors of health care services, each with a legal duty to pay for or provide Covered Services to a Member at the same time.

1.7                               Copayment.  That portion of the cost of Covered Services that a Member is obligated to pay under a particular Benefit Program, including deductibles and coinsurance.

1.8                               Coverage Certificate or Certificate. The document which describes the benefits available to a Member in connection with a Benefit Program.

1.9                               Covered Services. The health care services, products, supplies or related services that are covered under an applicable Benefit Program.

1.10                        Emergency.  A medical condition manifesting itself by acute symptoms of sufficient severity such that a prudent layperson who possesses average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in:  (i) placing the individual in serious jeopardy (and in the case of a pregnant woman her Health or that of her unborn child); (ii) serious impairment to bodily functions, or (iii) serious dysfunction of any bodily organ or part.  FHS shall have the final authority in decisions regarding emergencies and emergency services.

1.11                        HMO Member.  A person who is eligible to receive Covered Services under those Benefit Programs offered by an Affiliate which is a health care service plan licensed under the Knox Keene Act, and whose premium has been fully paid.  An HMO Member shall be a person enrolled in a Medicare Benefit Program as set forth in Addendum C (“Medicare HMO Member”), a person enrolled in a Medicaid Benefit Program as set forth in Addendum F (“Medi-Cal HMO Member”) or a person enrolled in a commercial Benefit Program as set forth in Addendum B (Commercial HMO Member”).

1.12                        Insured Services.  Contracted Services that are arranged or provided and paid for by PPG but which are reimbursable by HMO in addition to the Capitation paid.  Such Insured Services are set forth in the applicable Addendum.

1.13                        Interim Period.  The six-month period, January 1st through June 30th, used for the purpose of calculating an interim settlement.

1.14                        Medically Necessary.  Those Covered Services which, under the provision of this Agreement, are determined to be:

(a)                                  Appropriate and necessary for the symptoms, diagnosis or treatment of a condition, illness or injury, and

(b)                                 Provided for the diagnosis of the direct care and treatment of a medical condition, illness or injury, and

(c)                                  Within the standards of good medical practice within the organized medical community, and

(d)                                 Not primarily for the convenience of the Member, or the Member’s physician or other Provider; and

(e)                                  The most appropriate supply or level of service, including levels of acute care such as intensive care unit services of regular acute medical and surgical services as determined by the clinical status of the Member, which can safely be provided to the Member.  For hospitalization, this means that the Member requires acute care as an inpatient due to the nature of the services the Member is receiving, or the severity of the Member’s condition, and that safe and adequate care cannot be received as an outpatient or at a less intensified medical selling such as a sub-acute unit or skilled nursing facility.

Notwithstanding the above, Medically Necessary services for HMO Members shall not differ from that defined in the Evidence of Coverage document approved by the Department of Corporation.

1.15                        Member.  (Beneficiary) A person who is eligible to receive Covered Services under a Benefit included in this Agreement by virtue of completing the required enrollment process and whose premium has been fully paid. Member shall include HMO Member.

1.16                        Member Physician.  A physician who practices medicine in the capacity of a shareholder, partner, employee, subcontractor [ILLEGIBLE] or associate of PPG.

1.17                        Operations Manual. All Operations Manuals, including medical policy manuals, issued by FHS, as updated from time to time, which are incorporated in this Agreement by this reference.  In the event that any provision in an Operations Manual or any updates thereto are clearly inconsistent with the items of this Agreement as amended, the terms of this Agreement shall prevail.

1.18                        Participating Provider. A hospital, physician, physician organization, Participating Physician Group Member Physician other health care practitioner or other organization which has a direct or indirect contractual relationship with FHS or another Participating Provider to provide Covered Services to Members.  In the event PPG contracts with a health care provider to render Covered Services under this Agreement such provider is a Participating Provider.

1.19                        Payor. A public or private entity contracted with FHS which funds, insures or is responsible for paying Participating Providers for Covered Services rendered to Members pursuant to the terms of this Agreement and as stipulated on the Member’s identification card.

1.20                             Pharmacy Budget. The amount allocated per eligible Member per month (“PEMPM”) for the cost of contracted pharmaceutical benefits established by FHS as set forth in the applicable Addendum.

1.21                             PPG Capitated Services.  Contracted Services as described in an Addendum to this Agreement for which PPG has accepted Capitation under the applicable Benefit Programs to which the Addendum applies.

1.22                            Preventive Care. Preventive Care is care which attempts to remove or reduce disease risk factors and promotes early detection of disease or precursor states.

1.23                            Primary Cart Physician (PCP). A Member Physician who is responsible for providing and/or coordinating the delivery of Covered Services to an HMO Member pursuant to the applicable Benefit Program.  Primary Care Physicians include general practitioners, family practitioners, internists, pediatricians, obstetrician/gynecologists and other specialists, if approved by FHS.

1.24                        Prior Authorization. The written approval by FHS Payor, PPG, or other permitted entity, prior to admitting a Member to a hospital or a skilled nursing facility, or to providing certain other Covered Services to a Member, which approval is required under the Utilization Management Program of the applicable Benefit Program as described in the Operations Manual.

1.25                        Quality Improvement Program.  A program to meet FHS standards, approved by FHS, and designed to assure the provision of quality medical services, as described more fully in the Operations Manual.

1.26                        Reconciliation Period. The 12-month period, January 1st through December 31st, used for the purpose of calculating Shared Risk and Pharmacy Budget surpluses or deficits.  The first Reconciliation Period shall be the period beginning on the date that HMO Members are first assigned to PPG under this Agreement through December 31st of that calendar year.

1.27                        Service Area. The geographic area in the continental United States within a 30-air mile radius of an HMO Member’s PCP’s office location for the purpose of determining in-area versus out-of-area services for such Member as set forth in the Operations Manual.

1.28                        Shared Risk Budget. The amount allocated per Member per month (“PMPM”) for the cost of Shared Risk Services established by FHS as set forth in the applicable Addendum.

1.29                        Shared Risk Reinsurance. The program through which the PPG’s risk for Shared Risk Claims shall be limited per assigned HMO Member in a Reconciliation Period.

1.30                        Shared Risk Claim.  Shared Risk Claims shall include all claims for Shared Risk Services including amounts for out of area services as set forth in the applicable Addendum minus those amounts in excess of the Shared Risk Reinsurance threshold which are payable under such program as set forth in the applicable Addendum and minus any amounts received from third parties, including but not limited to, Coordination of Benefits, workers’ compensation and Copayments.

1.3l                                Shared Risk Services.  The Covered Services set forth in the attached matrix under the heading “Shared Risk Services”.

1.32                             State.  The State of California.

1.33                             Surcharge.  An additional fee which is charged to a Member for a Covered Service, but which is not approved by the applicable State and federal regulatory authority and is neither disclosed nor provided for in a Coverage Certificate.

1.34                            Urgently Needed Services. Covered Services required in order to prevent a serious deterioration of an HMO Member’s health that results from an unforeseen illness or injury if (i) such Member is temporarily absent from the Service Area and (ii) receipt of the health care service cannot be delayed until the Member’s return to the Service Area.

1.35                            Utilization/Care Management Program.  A program that meets FHS’ standards and is approved by FHS and designed to review and manage the utilization of Covered Services as described more fully in the Operations Manual.

11.                               REPRESENTATIONS AND DUTIES OF PPG

2.1                               Representations of PPG.

(a)                                  PPG warrants that, it has the authority to contract on behalf of its Member Physicians and to bind them to all of the terms and provisions of this Agreement, PPG will notify Member Physicians of their rights and duties under this Agreement, and of all amendments and modifications thereto.

(b)                                 PPG shall provide FHS, upon request, with its written applicable practices and procedures and its bylaws and articles of incorporation and any modifications thereto.

(c)                                  PPG represents that the terms of this Agreement do not conflict with the terms of its agreements with Participating Providers.  PPG further represents that the terms of this Agreement shall apply in any situation where there is an inconsistency or conflict with the terms of any agreement between the Participating Provider and PPG or with respect to any matter which is not addressed in any such agreement between the Participating Provider and PPG.  PPG shall be responsible to FHS for any such inconsistency or conflict in terms.  This provision shall supersede any similar provision in any agreement between PPG and a Participating Provider.

2.2                               PPG Network.  PPG shall provide FHS with a list of the names, practice locations, federal tax identification numbers, professional practice name, the business hours and any additional information as required in the Operations Manual for all Member Physicians and Participating Providers that contract with PPG in a format acceptable to FHS.  If more than one such provider uses the same federal tax identification number, PPG shall include the professional practice name registered with such number.  FHS shall notify PPG of all such Member Physicians and Participating Providers approved by FHS.  PPG shall provide FHS with at least a monthly list of additions, deletions and address changes to such list and a complete listing annually.

PPG shall take all reasonable and prudent steps to ensure that all Participating Providers provide adequate personnel and facilities in order to perform the duties and responsibilities associated with the proper administration of this Agreement, including but not limited to, ensuring that all facilities utilized by Participating Providers shall satisfy the standards for licensure and certification, if applicable, by the appropriate governmental licensing agency as well as applicable State and federal law.  The Participating Provider assumes the responsibility for supervision of all personnel associated with the Participating Provider.

2.3                               PPG Contracts.  PPG shall not contract for the performance of services under this Agreement without the consent of FHS.  Upon entering into any arrangements with a Participating Provider as may be necessary to fulfill PPG’s obligations to provide or arrange for the provision of Contracted Services and Covered Services under this Agreement.  PPG shall obtain written contracts with such providers which include the requirements.

(a)                                  Secure adherence by Participating Providers to all the obligations of this Agreement which affect Participating Providers, including but not limited to:

(1)                                  Accepting Members upon referral from Member Physicians.

(2)                                  Collecting any Copayments due from Member and accepting payment from PPG as payment in-full for Contracted Services rendered to Members referred to them, except for authorized Copayments, and agree not to bill FHS or Members and shall hold them harmless for such services regardless of whether or not payment is received from PPG or FHS.

(3)                                  Hospitalizing Members in accordance with the applicable Benefit Program and the Operations Manual.

(4)           Conforming to the drug dispensing guidelines set forth in the Operations Manual or FHS’ drug formulary.

(5)           Maintaining in force adequate professional liability insurance as set forth in this Agreement and in the Operations Manual.

(6)           Conforming to all State, federal and other government requirements regarding retention of and access to records, and submission of reports.

(7)           Maintaining offices in a condition which conforms to FHS’ standards for safety, appearance and accessibility of services.

(8)           Accepting HMO Members when selected, assigned or transferred to PPG, provided PPG and its Participating Providers have capacity to provide Contracted Services under this Agreement and PPG and Member Physicians continue to accept new patients from any other health care service plan.

(9)           Conforming to FHS’ processing of retroactive eligibility changes as set forth in this Agreement.

(10)         Conforming with FHS’ guidelines for rapid medical records review, response and resolution of Member complaints.

(b)           No agreement between PPG and a Participating Provider shall contain any incentive plan that includes a specific payment made, in any type or loan, as an inducement to deny, reduce, or limit Covered Services to a Member.  PPG shall comply and shall cause its Participating Providers to comply with State and federal law regarding physician incentives and stop loss insurance requirements, where applicable.  PPG shall furnish FHS with all PPG’s contracting templates for FHS’ review and approval upon request and at such time templates are changed.  Every PPG contract shall provide that it is terminable with respect to Members by PPG upon FHS’ request.  PPG shall furnish FHS with copies of any amendments to a contract with a Participating Provider within ten (10) days of execution.  In addition, any agreement or amendment between PPG and a Member Physician shall not restrict the rights and obligations of Member Physician to communicate freely with Members their medical condition and treatment alternatives.  In the event PPG enters into a contract with a Participating Provider, PPG will provide FHS with documentation thereof as set forth in the Operations Manual.

(c)           PPG shall assure through written communication that all Member Physicians are aware of the appeals process regarding any decision, policy or practice of FHS or PPG which Member Physician believes is not Consistent with the provision of quality medical care to Members.

(d)                                 As requested or required by FHS, PPG shall maintain and make available to FHS, the California Department of Health Services (“DHS”), the California Department of Corporations (“DOC”), the U.S Department of Justice (“DOJ”), the U.S Department of Defense (“DOD”), the U.S Department of Health and Human Services (“DHHS”) and any other regulatory agency having jurisdiction over FHS, copies of PPG’s policies and procedures and all Participating Provider subcontracts and any amendments thereto.

2.4          Member Physician Selection.  PPG shall be responsible for the selection of Member Physicians, or other providers who provide Covered Services to Members.  Selection of Member Physicians shall be made by PPG with reference to reasonable requirements and PPG procedures.  PPG shall assist each HMO Member in selecting a PCP when necessary.

PPG agrees to select Member Physician(s) to function in a liaison capacity with FHS and serve, if requested on Quality Committees or any specified committee established by FHS

In the event PPG adds new or satellite facilities, except by acquisition or merger, or a new Member Physician(s), PPG shall notify FHS in writing as soon as possible but at least ninety (90) days before such addition is effective with FHS.  PPG acknowledges and agrees that FHS shall have the right to determine whether the new or satellite facilities or the new Member Physician(s) are acceptable to FHS.  PPG agrees that no new satellite facility shall be added, or new Member Physician shall be allowed to render Covered Services under this Agreement, until FHS has approved such facility or Member Physician.  PPG understands and agrees that FHS shall be free to deny participation under this Agreement to any new or satellite facilities without any obligation to

(a)           state a cause or provide an explanation for denying such addition, or

(b)           provide the PPG with any right to appeal or any other due process.  PPG agrees that FHS’ decision regarding the foregoing shall be final and binding.

PPG further understands and agrees that FHS may deny participation under this Agreement to any new Member Physician(s).  FHS shall afford Member Physician such rights to appeal and due process, if any, is required by State and federal law.  In the event PPG acquires or merges with another participating physician group, PPG shall offer and FHS has the right to accept any rates which are the most favorable to FHS.  Such rates shall be restrictive to the date of any merger or acquisition.

2.5          Member Physician Termination.  Whenever possible, PPG shall notify PHS in writing at least ninety (90) days prior to any action by PPG terminate a Member Physician’s agreement with PPG, or if Member Physician Decides to close his or her medical practice or refuse to accept any additional Members.  When ninety (90) days prior written notice is not possible, PPG shall provide as much advance notice as possible.  PPG shall immediately notify FHS whenever a Member Physician fails to renew his or her agreement with PPG, whenever PPG has reason to believe a Member Physician will fail to renew his or her agreement with PPG, and whenever PPG knows of an occurrence giving rise to an immediate termination of a Member Physician by PPG.  In the event of a Member Physician termination, PPG shall ensure that there is sufficient capacity in the network to meet the excess standards as set forth in the Operations Manual.

FHS may request and PPG shall terminate any Member Physician from participation under this Agreement at any time upon at least thirty (30) days prior written notice from FHS to PPG; provided however that no such termination shall be because a Member Physician is advocating on behalf of a Member for health care services.  Notwithstanding the foregoing, if a Member Physician is found guilty of a criminal offense, is barred or sanctioned from participation under the Medicare program, or if FHS makes a determination, at its sole discretion that treatment by a Member Physician may jeopardize the health and safety of any Member, PPG, upon FHS’ request, shall immediately terminate such Member Physician from participation under this Agreement.

2.6          Eligibility.  Except in an Emergency, PPG shall verify the eligibility of Members before providing Contracted Services.  FHS shall make a good faith effort to confirm the eligibility of any Member.  When PPG has not made reasonable efforts to verify eligibility, PPG shall not hold FHS financially responsible for Covered Services rendered to any person who was not eligible for FHS benefits as determined by FHS.

2.7          Performance Standards.  PPG shall comply with the performance standards and indicators set forth in the Operations Manual.  These standards and indicators shall be monitored by PPG on an ongoing basis using mutually agreeable measurements, and shall be reported to FHS on a regular basis as set forth in the Operations Manual.  FHS shall have the right, upon advance written notice, to audit PPG’s reported performance.

2.8          Provision of Services.  PPG agrees to render, and to ensure that Participating Providers render, Covered Services to Members in accordance with:

(a)           The terms and conditions of this Agreement, and all laws, rules and regulations applicable to PPG, FHS, and Payors;

(b)           The Utilization/Care Management Program, the Quality Improvement Program, the applicable Benefit Programs, the Member’s Coverage Certificate and the Operations Manual;

(c)           The performance standards and indicators that are established by FHS including, but not limited to, waiting periods for appointments, waiting periods in a Member Physician’s office and processing of prior authorizations;

(d)           The drug dispensing guidelines set forth in FHS’ drug fonnulary and the Operations Manual;

(e)           The termination procedures outlined in the Operations Manual when requesting termination of a Member.  PPG shall not request, demand, or require or otherwise seek, directly or indirectly, the removal of any Member based on that Member’s need for, or utilization of, Covered Services;

(f)            The Member selection of assignment provisions of this Agreement.  PPG agrees to accept any and all Members who select or are assigned to PPG.  PPG and Member Physicians shall maintain a professional relationship with each Member to whom PPG or Member Physician renders Contracted Services, and shall be solely responsible to such Member for such services; and

(g)           The eligibility verification and notification procedures as set forth in the Operations Manual.

2.9          Offices and Hours.  Member Physician shall maintain offices, equipment, and personnel as may be necessary to provide Contracted Services under this Agreement, in accordance with State law and is reasonably requested by FHS.  Member Physician shall provide Contracted Services under this Agreement during normal business hours, and shall be available to Members by telephone twenty-four (24) hours a day, seven (7) days a week on an Emergency basis and for consultation.

2.10        Coverage.  In the event of a Member Physician’s illness, vacation or other absence from his or her practice, PPG shall arrange for coverage and shall ensure that such coverage shall be by a Participating Provider.

2.11        Non-Discrimination. PPG and Member Physicians shall not discriminate against any Member in the provision of Covered Services hereunder, on any basis including age, sex, marital status, sexual orientation, race, color, religion, ancestry, national origin, disability, handicap, health status, source of payment, utilization of medical or mental health services or supplies, or other unlawful basis including without limitation, the filing by such Member of any complaint, grievance, appeal, or legal action against PPG.  PPG and Member Physicians shall provide Covered Services in the same manner, and with the same availability, as services are rendered to its other patients.

2.12        Utilization/Care Management Program. PPG and Member Physicians agree to participate in and cooperate fully with the provisions and all decisions rendered in connection with FHS’ Utilization/Care Management Program.  PPG and Member Physician agrees to render Covered Services at the most appropriate level of service  (including levels of acute care such as intensive care unit services or regular acute medical and surgical services as determined by the clinical status of the Member) which can safely be provided to the Member for hospitalization, this means that the Member requires acute care as an inpatient due to the nature of the services the Member is receiving, or the severity of the Member’s condition, and that safe and adequate care cannot be received as an outpatient or at a less intensified medical setting.  PPG and Member Physicians also agree to provide such records and other information as may be required or requested under such Utilization/Care Management Program as set forth in the Operations Manual.  FHS may, at its sole discretion, delegate certain Utilization/Care Management Program activities. If so determined qualified and delegated by FHS, the obligations of PPG for delegation shall be as set forth herein.

2.13           Prior Authorization and Referrals.  PPG and Member Physicians agree to comply with prior authorization and referral processes as required by the particular Benefit Program or Utilization/Care Management Program as set forth in the Operations Manual.  In the event PPG agrees to participate in a program offered by another health plan, preferred provider organization, managed care organization, or insurer which includes an expedited process for referrals or authorizations, PPG agrees to participate in and offer the same access for FHS Members for any such program offered by FHS.

Prior authorizations or referrals may be issued by FHS, PPG, a Participating Provider, or Member Physician in accordance with the applicable Benefit Program.  For non-emergent services, PPG or Participating Provider agrees to obtain prior authorization or a referral before providing or ordering Covered Services if required by the applicable Benefit Program.  In an Emergency, PPG agrees to attempt to obtain prior authorization or a referral, by telephone if necessary, before providing or ordering Covered Services.  If prior authorization or a referral cannot be obtained, PPG agrees to notify FHS and the appropriate Participating Provider, as soon as possible, but no later than twenty four (24) hours after admission.  In the event PPG fails to obtain an authorization or a referral PPG agrees not to seek payment from FHS or a Payor for Contracted Services rendered to a Member unless prior authorization or a referral was obtained.  FHS shall retain the right to authorize Emergency services in accordance with the Operations Manual.

2.14        Notification of Institutional Services.  PPG shall notify FHS prior to or at the time of each admission of a Member to a hospital or skilled nursing facility whose admission is the financial responsibility of FHS.  In the event of an Emergency admission, PPG shall notify FHS regarding such Member within twenty-four (24) hours.

2.15        Participating Providers.   Except in an Emergency or as otherwise required by law, PPG shall refer Members only to Participating Providers for Covered Services unless such services are not reasonably available from Participating Provider.  In the event PPG or a Member Physician refers a Member to a non-Participating Provider, PPG agrees to be responsible for payment of claims incurred for the Covered Services rendered by such non-Participating Provider, and PPG agrees to hold harmless the Member for such claims.

If FHS is obligated to pay for services which FHS determines are the financial responsibility of PPG or which it would not otherwise be obligated to pay, FHS shall have the right to deduct the cost of such services from any amounts due to PPG.  FHS agrees not to deduct any amount as set forth in this Section without first giving PPG ten (10) days prior written notice during which time PPG shall have the opportunity to show cause why such amount should not be deducted by FHS.

2.16        Catastrophic Cases.  PPG shall actively participate with FHS in managing Members with potentially catastrophic medical conditions including, but not limited to, Acquired Immune Deficiency Syndrome (AIDS) cases, organ transplantation, infants requiring intensive care, and burn cases.  Such participation includes, but is not limited to, prompt notification to FHS of all known or suspected catastrophic cases, obtaining prior authorization from FHS for organ transplantation evaluations and organ transplantations, and utilizing regional centers designated by FHS for the purpose of delivering specialized care.  PPG shall abide by the policies and procedures for catastrophic case management as set forth in the Operations Manual.

2.17        Quality Improvement Program.  PPG agrees to participate in and cooperate fully with the applicable Quality Improvement Program and to comply with decisions rendered by FHS in connection with a Quality Improvement Program.  The quality of Contracted Services rendered to Members shall be monitored under the Quality Improvement Program applicable to the particular Benefit Program.  PPG also agrees to provide medical and other records within five (5) calendar days of receipt of written notice, and review data and other information as may be required or requested under a Quality Improvement Program, including reporting in accordance with, but not limited to, the current Health Plan Employer Data and Information Set (HEDIS), or its successor.  In the event that PPG performance, including but not limited to, its structures, processes or outcomes, is found to be unacceptable under any Quality Improvement Program.  FHS shall give written notice to PPG to correct the specified deficiencies within the time period specified in the notice.  PPG shall correct such deficiencies within that time period.

2.18        Preventive Care and Health Education.  PPG shall provide quality health promotion and disease prevention programs to Members in a manner which meets specified criteria outlined in the Operations Manual.  Such program shall (a) stress healthy lifestyles to minimize health risk factors and maximize health potential; (b) focus on patient education as a part of the medical treatment plan directed by physicians; (c) utilize an integrated and systematic approach to planning, implementing, and evaluating programs including a physician advisory committee and data collection of program usage and results; and, (d) delegate responsibility for the program to an interested and qualified health care professional who will coordinate the program for the PPG and act as liaison to FHS.

2.19        Member Grievance and Appeal Procedure.  PPG shall participate in and be bound by the applicable Benefit Program, Member’s Certificate and the applicable Member grievance and appeal procedure, as set forth in the Operations Manual.

2.20        Credentialing of PPG and/or Participating Providers.  PPG shall submit to FHS the Credentials Application, as set forth in the Operations Manual.  Such application shall be completed on behalf of PPG, and/or on behalf of each Participating Provider rendering Covered Services under this Agreement.  The submitted Credentials Application is construct to be a part of this Agreement.  If so permitted by State law, and required and delegated by FHS, the obligations of PPG in Article V also shall apply.  PPG represents and warrants that each Member Physician meets the credentialing and recredentialing standards adopted by FHS set forth in the Operations Manual and that PPG shall perform credentialing and recredentialing functions in accordance with the Operations Manual.

2.21          Notice of Adverse Action. PPG shall notify FHS in writing, within five days of receiving any notice of any complaint, grievance, appeal, or adverse action, including, without limitation, (1) any action against any license, certification under Title XVIII or Title XIX or other applicable statute of the Social Security Act or other State law or DEA narcotic registration certificate; (ii) any action which results in the filing of a report on a Member Physician under California Business & Professions Code Section 805, (iii) any action by an insurance carrier indicating that such carrier will cancel or not renew the insurance coverage required to be carried by a Member Physician as specified in this Agreement; (iv) any malpractice litigation or settlement involving a Member Physician, and (v) any other event, occurrence or situation which might materially interfere with, modify or alter performance of any of PPG’s duties or obligations under this Agreement.  PPG shall maintain a written record of any Member complaint and provide such record to FHS promptly upon request.

2.22        Insurance.  PPG shall maintain appropriate insurance programs or policies as follows and in accordance with the Operations Manual:

(a)           PPG agrees to maintain professional liability insurance and managed care efforts and omissions insurance, or other risk protection program, in the amounts required by law but not less than One Million Dollars ($1,000,000.00) per claim and Three Million Dollars ($3,000,000.00) annual aggregate and, where possible shall name FHS as an additional insured.  Notification to FHS by PPG of cancellation or material modification of the risk protection program shall be made to FHS at least thirty (30) days prior to any cancellation Certificates of Coverage or documents evidencing professional liability insurance or other risk protection required under this subsection shall be provided to FHS upon request.

(h)           PPG shall maintain a policy or program of comprehensive general liability insurance (or other risk protection) with minimum coverage including a Combined Single Limit Body Injury and Property Damage Insurance of not less than One Million Dollars ($1,000,000.00) per claim.

(c)           PPG’s employees shall be covered by Workers’ Compensation Insurance in an amount and form meeting requirements of applicable provisions of the California Labor Code.

2.23        Conflict of Interest.  PPG shall not during the term of this Agreement, acquire, or make any commitment to acquire a proprietary interest in any organization which is licensed as a health care service plan or which has submitted an application for such licensure except as to a health care service plan with waivers.  This restriction shall include any affiliated, subsidiary of parent organizations to which PPG may belong in which thirty percent (30%) or more is under common ownership.  “Proprietary Interest”, as used herein, shall not be deemed to include:

(a)           participation as a provider of services for any other health care service plan or system of prepared health care delivery; or

(b)           ownership of shares having a current value of less than two hundred fifty thousand dollars ($250,000.00) in a corporation whose shares are regularly traded in a public market.

2.24        Non-Specification.  PPG and Member Physicians shall not, either during or after the term of this Agreement, solicit any Member to enroll in any other health care service plan or insurance program for the primary purpose of securing financial gain.  FHS shall have the right to review all correspondence or communications to Members prior to dissemination or mailing.

2.25        Encounter Reporting.  For HMO Members for which PPG receives Capitation under this Agreement, PPG shall provide FHS encounter data in accordance with the Operations Manual, via magnetic media for all Contracted Services provided to HMO Members during a calendar month within thirty (30) days of the end of the month in which such services are rendered.  PPG shall also promptly provide FHS with all corrections to and revisions of such encounter data.  FHS and PPG shall work in good faith to eliminate hard copy reports and transition in Electronic Data Interface (EDI) exchange of information

2.26        Regulatory and Accreditation Surveys.  PPG shall participate in and assist FHS with any review conducted by a regulatory agency or any accreditation survey or study.

2.27        New or Additional Benefit Plan Designs.  PPG Agrees to accept any new or additional benefit plan designs developed by FHS and shall provide Covered Services pursuant hereto.  FHS shall determine appropriate actuarial values, consistent with existing actuarial assumptions, in order to compensate PPG.

III.           DUTIES OF FHS

3.1          Enrollment List.  FHS shall periodically provide PPG with a list of HMO Members assigned to

PPG via electronic transmission or magnetic media.  FHS shall maintain a system to allow PPG and Member Physicians to make telephonic or electronic inquiries regarding Member eligibility.

3.2          Administration. FHS shall perform, or have performed, all necessary administrative, accounting, enrollment, and other functions appropriate for marketing and administration of the Benefit Programs contained in this Agreement.

3.3          Member-Physician Relationship.  FHS shall not interfere with the professional relationship between any Member and his or her Member Physician(s).  In no event shall FHS interfere with the responsibilities or legal right of Member Physicians or other licensed health care providers to discuss with Members information relevant to such Members’ health care.  Member Physicians shall have the right to act as an advocate for and to communicate freely with Members regarding their health care, including, but not limited to, communications regarding diagnostic and treatment options.

3.4          Insurance.  FHS shall maintain appropriate insurance programs or policies including a policy of bodily injury and personal injury coverage which includes persons serving on FHS committees as insured by definition.  In the event that a policy or program is terminated or the coverage of committee persons is materially changed, FHS shall so notify PPG.

3.5          Timely Assignment of Members.  FHS shall require Members to select a PCP and/or a participating physician group at the time of enrollment when required under a Benefit Program.  FHS may assist Members in such selection by providing information, as determined by FHS, regarding PCPs and physician groups.  Nothing in this Agreement shall be construed to require FHS to assign a minimum or maximum number of Members to PPG or to utilize PPG for any Members in the Service Area.

3.6          Reporting to Regulators.  FHS shall accept sole responsibility for filing reports, obtaining approvals, and complying with the applicable laws and regulations of State, federal, and other regulatory agencies having jurisdiction over FHS; provided, however, that PPG agrees to cooperate in providing FHS with any information and assistance reasonably required in connection therewith.

3.7          Premiums.  FHS shall collect all premiums, dues, Member payments, and other items of revenue to which FHS is entitled, except for Copayments and payments for non-Covered Services.

3.8            Out-of-Area Services.  FHS shall manage and coordinate out-of-area services.  PPG shall cooperate fully with FHS and shall provide any information necessary to transfer Members back into the Service Area, including but not limited to, notification to FHS of known or suspected out-of-area services.  PPG shall accept the prompt transfer of Member to the care of PPG and its Participating Providers following the receipt of out-of-area services when medically appropriate.

3.9          Operations Manual.  FHS shall provide PPG with various Operations Manuals which identify the methods of administration of this Agreement, including grievance and appeal procedures, Utilization/Care Management Programs, Quality Improvement Programs, encounter reporting procedures, and billing and accounting of Covered Services rendered hereunder.  Updates to the Operations Manual will be made by FHS and whenever possible, shall be sent to PPG for review thirty (30) days prior to implementation.  Such updates shall not materially affect the compensation rates or financial responsibility of PPG under this Agreement.

3.10        Marketing Activities.  FHS shall make reasonable efforts to market the Benefit Programs.  Nothing in this Agreement shall require FHS to conduct any specific marketing activities on behalf of PPG or to identify PPG in any specific FHS marketing or international materials.

IV.           COMPENSATION

4.1          Compensation Rates.  PPG and Member Physician shall accept as payment in full for Contracted Services and all other services rendered to Members under this Agreement the amounts payable by FHS or a Payer as set forth in the applicable Addendurn to this Agreement.  Except when PPG is paid Capitation, PPG may require Member Physicians to bill and accept compensation as payment in full.  PPG shall bill and accept payment for Contracted Services rendered by Member Physicians, and be responsible for administering such funds and compensating Member Physicians therefrom.  When PPG is paid Capitation, FHS reserves the right to create new benefit plans and to establish capitation rates for new benefit plans based on actuarial assumptions that are consistent with existing actuarial assumptions.  FHS shall adjust the actuarial assumptions which support the rates in the applicable Addenda on a periodic basis, and shall advise PPG of any such adjustments in methodology.  Capitation may also be adjusted, in the event benefits are added or deleted from PPG Capitated Services.

4.2          Performance Incentives.  In consideration of PPG offering an approved wellness program and their participation in the Quality of Care Improvement Program, or its successor, as defined in the Operations Manual, FHS shall reimburse PPG pursuant to the program set forth in the Operations Manual.

4.3          Billing and Payment

(a)           Billing.  PPG shall submit to FHS via FHS electronic claims submission program or by hard copy, clean, complete and accurate claims for Contracted Services in accordance with the Operations Manual and the applicable Benefit Program, unless PPG is paid Capitation for such services.  PPG shall submit claims within sixty (60) days of rendering Contracted Services.  Where FHS is the secondary payor under Coordination of Benefits, such sixty (60) day period shall commence immediately after the primary payor has paid or denied the claim.  In the event PPG is capitated and elects to purchase reinsurance from FHS, PPG shall submit reinsurance claims within sixty (60) calendar days of the end of the annual reinsurance period.

FHS shall not be under any obligation to pay PPG for any claim not timely submitted as set forth above.  PPG shall not seek payment from any Member in the event FHS does not pay PPG for a claim not timely submitted.

(b)           Payment.  Unless a claim is disputed FHS or a Payor shall pay PPG’s clean, complete, accurate and timely submitted claims for Contracted Services rendered to a Member, in accordance with applicable state and federal law.

(c)           Adjustments and Appeals.  PPG or Member Physicians shall submit requests for adjustments and/or appeals regarding claim payments to FHS within sixty (60) calendar days after the date of the payment of such claim to PPG or Member Physician.  In the event PPG or Member Physician fails to appeal a claim within such time period, PPG or Member Physician shall not have the right to appeal such claim.

(d)           Offsetting. FHS shall have the right to offset any amount owed to FHS by PPG, including but not limited to, amounts owed by PPG under loans guaranteed by FHS, errors, or FHS interim payment for Contracted Services, including Capitation payments.  Effective July 1, 1998 and notwithstanding any other provision of this Agreement or any other contract to the contrary, only deficits in the shared risk programs which provide financial incentives for the control or management of Shared Risk Services’ expenses or utilization will neither be collected from PPG by FHS nor offset against PPG Capitation; provided however, that FHS shall not be restricted from (1) offsetting such deficits against payments to PPG including, but not limited to, surpluses from other shared risk programs, stop loss payments, bonus or other incentive program payments, (ii) establishing reasonable withholds from Capitation approved by DOC as set forth in the applicable Addendum to offset PPG liability when the cost of Shared Risk Services exceed the Shared Risk Budget (Withhold Fund), or (iii) carrying forward such shared risk program deficits to be applied against future year’s program surpluses and Withhold Fund.  Each PPG numbered site shall be calculated as a separate entity and any payments to or from PPG with multiple sites shall be net amount due/owed from all sites.

(e)           Reciprocity.  PPG shall cooperate and develop arrangements with FHS and Participating Providers to assure reciprocity of the rates for Covered Services for Members who are not assigned to PPG.  FHS shall, where contractually available, provide reciprocity to FHS rates for Covered Services provided to PPG’s assigned Members.  FHS shall adjudicate and pay such referred claims on behalf of PPG (at available reciprocity rates or, if reciprocity rates are unavailable, at rates negotiated in consultation with PPG), shall deduct the costs of such claims from PPG’s monthly Capitation, and shall provide PPG an accounting thereof.

PPG agrees that FHS may allow the compensation rates set forth in this Agreement to be used by other Participating Providers who may from time to time be responsible for compensating PPG for Covered Services rendered by PPG to a Member.

4.4          Reconciliation of Eligibility.  In the event of a retroactive cancellation or addition of an HMO Member, FHS shall adjust Capitation accordingly.  In the event Contracted Services are provided to an individual who is not a Member, based on an erroneous or delayed enrollment list or confirmation of enrollment of said individual by FHS, FHS shall be financially responsible for all such services provided by PPG prior to the time PPG received notice of that person’s ineligibility, except when the individual is enrolled in another health care service plan or insurance program from whom PPG or Participating Provider has or may receive capitation or other payment for the individual.  In the event FHS is financially responsible, FHS shall pay PPG at the fee-for-service rates in Addendum E when PPG supplies FHS with evidence that it has unsuccessfully sought payment through two billing cycles for all or a portion of such charges from the patient, or the person having legal responsibility for the patient or the entity having financial responsibility for such payment.  In the event FHS pays PPG pursuant to this Section, PPG shall have no further right and shall not attempt to collect any additional payment from the patient for said services and PPG shall be deemed to have transferred all legal rights of collection and Coordination of Benefits for services to FHS.

4.5          Extension of Benefit Members. When PPG is capitated, PPG’s Capitation for a Member who is or becomes eligible for coverage under the extension of benefits provisions of the Member’s Coverage Certificate shall be equal to the current amount for the plan type under which the Member is or was enrolled.  PPG shall provide services to any Member who is totally disabled on the original date of the Member’s FHS coverage.  In the event payment for such Contracted Services is obtained by FHS from a prior carrier as an extension of benefits, FHS shall reimburse PPG to the extent payment is received from the prior carrier.

4.6          Collection from Member.  PPG shall collect all Copayments due from Members, and shall not waive or fail to pursue collection of Copayments from Members.  PPG shall not charge a Member any fees or Surcharges for Covered Services rendered pursuant to this Agreement, except for authorized Copayments.  In addition, PPG shall not collect a sales, use or other applicable tax from Members for the sale or delivery of Covered Services.  If FHS receives notice of any additional charge, FHS shall take appropriate action.  PPG may bill a Member for non-Covered Services rendered by PPG to such Member only if the Member is notified in advance that the services to be provided are not covered under the Member’s Benefit Program, and the Member requests in writing that PPG render the non-Covered Services, prior to PPG’s rendition of such services.

4.7          Member Held Harmless.  PPG agrees that in no event, including but not limited to, non-payment by FHS, insolvency of FHS, or breach of this Agreement, shall PPG bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from, or have any recourse against Members, the State, or persons other than FHS for Covered Services provided pursuant to this Agreement. This provision shall not prohibit collection of Copayments or any amounts due for services which are determined not to be Covered Services in accordance with the terms of the applicable Benefit Program.

PPG further agrees that: (a) this provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Members; and (b) this provision supersedes any oral or written contrary agreement existing or hereafter entered into between PPG and Members or persons acting on their behalf. Any modification, addition, or deletion of or to the provisions of this clause shall be effective on a date no earlier than fifteen (15) days after the State regulatory agency has received written notice of such proposed change and has approved such change.

4.8          Coordination of Benefits.  PPG agrees to conduct Coordination of Benefits in accordance with the policies and procedures in the Operations Manual, including but not limited to, the prompt notification to FHS of any third party entity who may be responsible for payment and collection of Copayments.  PPG shall not bill Members for any portion of Contracted Services not paid by the primary carrier when FHS is the secondary carrier, but shall seek payment from FHS.  When FHS is secondary under the Coordination of Benefit rules, FHS shall pay PPG only those amounts which, when added to the amount paid in PPG from other sources, equals the amount due to PPG under this Agreement in the absence of other sources of payment. Any legal right to collection of overpayments from FHS which may occur under this Section shall be deemed to be transferred from PPG to FHS if PPG has been paid in full according to the primary carrier’s contracted rate.  PPG shall report on a monthly basis, the nature and extent of all Coordination of Benefits recoveries for services rendered by PPG under this Agreement.  Such recoveries shall be performed in accordance with the applicable Evidence of Coverage and FHS’ policies set forth in the Operations Manual.

4.9          Third Party Recoveries, Worker’s Compensation.  In the event PPG provides services to FHS Members for injuries resulting from the acts of third parties, or resulting from work related injuries, PPG shall have the right to recover from any settlement, award, or recovery from any responsible third-party the value of Covered Services rendered pursuant to the applicable provisions of the Coverage Certificate except as specifically stated otherwise in the Operations Manual.  PPG shall notify FHS of any third party payor and shall, upon request from FHS, provide FHS with an accounting of all such sums recovered.

4.10        Audit of Claims.  FHS shall have the right to review and audit any claims and to reconcile any amounts accordingly.

4.11        Reinsurance. For selected Benefit Programs, FHS shall provide certain stop loss and reinsurance programs designed to protect the PPG from excessive financial risk.  Such programs are specified in the applicable Addendum.  FHS shall charge PPG a premium in consideration for these programs.  Notwithstanding any other provision in this Agreement, FHS may adjust the premium and thresholds for such programs by providing sixty (60) days prior written notice to PPG.

PPG may elect not to participate in certain stop loss and reinsurance programs effective the first day of any calendar year provided that PPG provides written notice to FHS at least sixty (60) calendar days prior to the beginning of the calendar year that PPG shall not participate in the stop loss program and specifies the same of the third party insurance carrier and proposed effective date, coverage levels and charges.  In such event, PPG shall be required to obtain stop loss coverage in the amounts required by FHS and State and federal law from a third party insurance carrier acceptable to FHS.  If FHS does not object to such coverage in writing within fifteen (15) days of the date of the notice, PPG shall be required to purchase such coverage as of the effective date specified in the notice.  If such notice is not received when due or if coverage levels are not acceptable, FHS shall automatically enroll PPG in its programs to afford protection effective on the first day of the calendar year.

PPG shall submit claims under the applicable stop loss and reinsurance programs in accordance with the procedures set forth in the Operations Manual but no later than sixty (60) calendar days following the end of the calendar year.  For purposes of calculating stop loss and reinsurance thresholds, the following shall apply: (i) for PPG and Member Physicians, the compensation schedule set forth in Addendum E shall be utilized; (ii) for any other Provider who is subcontracted to PPG, such subcontract rates shall be utilized; (iii) for a Participating Provider who is not subcontracted with PPG but is contracted with FHS.  FHS contract rate shall be utilized; or (iv) the actual charges paid by PPG when none of the above applies. FHS shall compensate PPG for claims in excess of the stop loss threshold at seventy-five percent (75%) of the fee-for-service rates in Addendum E unless otherwise provided for in an applicable Addendum, less applicable Copayments, coinsurance, deductibles and payments from third parties of Coordination of Benefits.

V.            DELEGATION

5.1          Delegation of Certain Functions.  If qualified, as determined by FHS, PPG shall accept delegation of and perform such utilization management, quality improvement, credentialing and recredentialing.  Member grievance and appeal, medical record review, and capitation and claims adjudication functions, in accordance with the performance standards and criteria of FHS as set forth in the Operations Manual.  PPG shall ensure the timely payment of Covered Services rendered by referral health professionals and shall perform such claims processing in accordance with applicable Benefit Program and Operations Manual.

5.2          Termination of Delegation. FHS shall have the right to audit PPG’s performance of utilization management, quality improvement, credentialing and recredentialing, Member grievance and appeal, medical record review, and capitation and claims adjudication functions from time to time.  If FHS determines that deficiencies exist in PPG’s performance, PPG shall accept consulting assistance from FHS.  Failure to cure any identified deficiencies within a reasonable period of time as defined by FHS policies, or if FHS determines PPG does not have the ability to perform delegated functions, or is not effectively performing delegated functions, FHS may revoke delegation of all or any of these functions in accordance with procedures set forth in the Operations Manual and re-assume the performance of such functions itself.  Should it become necessary for FHS to reassume delegated functions, FHS shall charge the following administrative fees utilization management 4% of PPG Capitation; quality improvement 3% of PPG Capitation; claims processing 3.5% of PPG Capitation.

VI.          TERM AND TERMINATION

6.1          Term. The term of this Agreement shall commence on the date set forth on the first page of this Agreement and shall continue for a period of thirty six (36) months.  This Agreement shall automatically renew for successive one year periods on the annual renewal date unless terminated as set forth herein.  The term of this Agreement shall remain the same for all Benefit Programs covered hereunder.

6.2          Without Cause Termination.  Either party may terminate this Agreement at the scheduled renewal date upon one hundred twenty (120) days prior written notice to the other party.  In the event FHS provides PPG with such notice, FHS may, at its option, begin to transition Members immediately under this Agreement to another Participating Provider after such notice.

6.3          Immediate Termination.  FHS may terminate this Agreement immediately upon notice to PPG, in the event of: (a) PPG’s violation of any applicable law, rule or regulation, (b) PPG’s failure to maintain the professional liability insurance coverage specified hereunder, (c) PPG’s failure to comply with the terms, conditions or determinations of any Utilization/Care Improvement Program or Quality Improvement Program, or Benefit Program, or, (d) FHS’ determination that the health, safety or welfare of any Member may be in jeopardy if this

6.9          Financial Settlement Upon Termination.  Within one hundred eighty (180) calendar days of the effective date of termination of this Agreement, an accounting shall be made by FHS of the monies due and owing either party and payment shall be forthcoming by the appropriate party to settle such balance within thirty (30) calendar days of such accounting. PPG may request an independent audit of such FHS accounting. Such audit may be performed by a mutually acceptable independent certified public accountant and shall be paid solely by PPG. In the event such independent audit results in findings different from FHS’s findings, the parties shall meet and confer to resolve such differences.

VII.         RECORDS, AUDITS AND REGULATORY REQUIREMENTS

7.1          Medical and Other Records.  PPG shall prepare and maintain all medical and other books and records required by law in accordance with the general standards applicable. PPG shall maintain such records for at least seven (7) years after the rendering of Contracted Services and records of a minor child shall be kept for at least one (1) year after the minor has reached the age of eighteen (18), but in no event less than seven (7) years. Additionally, PPG shall maintain such financial, administrative and other records as may be necessary for compliance by FHS with all applicable local, State, and federal laws, rules and regulations. PPG agrees to submit upon request such reports and financial information as is necessary for FHS to comply with regulatory requirements to monitor of the financial viability of PPG.

7.2          Access to Records; Audits.  The records referred to above shall not be removed or transferred from PPG except in accordance with applicable local, State, and federal laws, rules and regulations. Subject to applicable State and federal confidentiality or privacy laws, FHS or its designated representatives, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over FHS shall have access to PPG’s records, at PPG’s place of business on request during normal business hours, to inspect and review and make copies of such records. Such governmental agencies shall include, but not be limited to, when applicable to the Benefit Programs identified on Addendum A, the DHS, the DHHS, the DOC, the DOD and the DOJ. When requested by FHS, PPG shall produce copies of any such records at no cost. Additionally, PPG agrees to permit FHS, and its designated representatives, accrediation organizations, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over FHS or any Payor, to conduct site evaluations and inspections of PPG’s offices and service locations.

7.3          Continuing Obligation.  The obligations of PPG under this Article shall not be terminated upon termination of this Agreement, whether by rescission or otherwise. After termination of this Agreement, FHS and Payors shall continue to have access to the other party’s records as necessary to fulfill the requirements of this Agreement and to comply with all applicable laws, rules and regulations.

VIII.        GENERAL PROVISIONS

8.1          Amendments.  Except as provided herein, FHS and PPG may only amend this Agreement by written mutual consent. Amendments required because of legislative, regulatory or legal requirements do not require the consent of PPG or FHS and will be effective immediately on the effective date thereof. Any amendment to this Agreement requiring prior approval of or notice to any federal or State regulatory agency shall not become effective until all necessary approvals have been granted or all required notice periods have expired.

8.2          Separate Obligations.  The rights and obligations of under this Agreement shall apply to each Affiliate listed on Addendum A to this Agreement only with respect to the Benefit Programs of such Affiliate. No such Affiliate shall be responsible for the obligations of any other Affiliate under this Agreement with respect to the other Affiliate’s Benefit Programs. The person executing this Agreement has been duly authorized by each

Affiliate to execute this Agreement on such Affiliate behalf. In no event shall FHS or any FHS Affiliate be responsible for any payment which is the financial responsibility of a Payor and PPG shall seek compensation for such services only from Payor.

8.3          Assignment. Neither party shall assign its rights nor delegate as duties and obligations hereunder without the prior written consent of the other party; provided, however FHS shall have the right to automatically assign this Agreement to any entity which controls, is controlled by, or is under common control with FHS. PPG agrees to provided prior written notice to FHS of its intent to either sell, transfer or convey its business assets to another entity or enter into a management contract with a physician practice management entity which does not manage PPG as of the effective date of this Agreement.

In the event PPG (1) files a petition in bankruptcy, makes a general assignment for the benefit of creditors or has a petition in bankruptcy filed against it, a receiver or trustee appointed over its assets, or an attachment, seizure, lien or levy made against a substantial portion of its assets; or (2) becomes otherwise incapable, as determined by FHS of performing basic functions associated with operating a medical group or performing its duties and responsibilities under this Agreement, including but not limited to, claims payment, medical management, and quality assurance then, PPG agrees to make full assignment (not including any delegation of prior obligations) of its provider contracts to FHS. Nothing in this paragraph shall be construed to mean that PPG cannot or shall not contract or re-contract with the same physicians, medical groups and ancillary providers for other lines of business and/or for the same lines of business with other health plans which rights are hereby expressly retained by PPG.

8.4          Confidentiality.  FHS and PPG agree to hold all confidential or proprietary information or trade secrets of each other in trust and confidence and agree that such information shall be used only for the purposes contemplated herein, and not for any other purpose. Specifically, PPG acknowledges that the names, addresses and other identifying information concerning Members and employers and other groups contracting with FHS constitute confidential information which derives independent economic value from not being generally known or readily accessible to others who can obtain economic value from its disclosure or use. FHS acknowledges that the names, contracts, addresses, and other information concerning Member Physicians, employees and other providers and other groups contracting with PPG constitute proprietary information of PPG. FHS shall use such information only as necessary and appropriate for the performance of its obligations under this Agreement. In the event FHS could obtain such information from a source other than PPG, such information shall not be proprietary to PPG. Neither PPG, a Member Physician, nor FHS shall disclose the terms of this Agreement except as may be required by law; provided, however, nothing herein shall prohibit PPG or a Member Physician from disclosing to a Member any information the PPG or Member Physician determines is relevant to the Member’s care including the basic method of reimbursement and whether financial bonuses of incentives are used.

8.5          Provider Dispute Resolution Procedure.  FHS has established a Provider Dispute Resolution Procedure under which PPG may submit disputes to FHS. The Provider Dispute Resolution Procedure which contains the procedures for processing and resolving such disputes including the location and telephone number where information regarding disputes may be submitted, is set forth in the Operations Manual. Any provider dispute which is not resolved informally through the Provider Dispute Resolution Procedure may be submitted for arbitration as provided in Section 8.6 below.

8.6          Binding Arbitration.  PPG and FHS agree to meet and confer in good faith to resolve any problems or dispute that may arise under this Agreement. Such good faith meet and confer shall be a condition precedent to the filing of any arbitration demand by either party. In addition, should the parties, prior to submitting a dispute to arbitration, desire to utilize other impartial dispute settlement techniques such as mediation or fact-finding, a joint request for such services may be made to the American Arbitration Association (“AAA”), Judicial Arbitration and Mediation Services (“JAMS”), or the parties may initiate such other procedures as they may mutually agree upon at such time. Notwithstanding the foregoing, nothing contained herein is intended to require arbitration of disputes for medical malpractice between a Member and the PPG.

The parties further agree that any controversy or claim arising out of or relating to this Agreement or the breach thereof, whether involving a claim in fort, contract, or otherwise shall be settled by final and binding arbitration, upon the motion of either party, to arbitration under the appropriate rules of the AAA or JAMS, as agreed by the parties. The arbitration shall be conducted in Sacramento, Los Angeles, or San Francisco, California by a single, neutral arbitrator who is licensed to practice law. The written demand shall contain a detailed statement of the matter and facts and include copies of all related documents supporting the demand. Arbitration must be initiated within six (6) months after the alleged controversy or claim occurred by submitting a written demand to the other party. The failure to initiate arbitration within that period shall mean the complaining party shall be barred forever from initiating such proceedings.

All such arbitration proceedings shall be administered by the AAA or JAMS, as agreed by the parties; however, the arbitrator shall be bound by applicable state and federal law, and shall issue a written opinion setting forth findings of fact and conclusions of law. The parties agree that the decision of the arbitrator shall be final and binding as to each of them. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The arbitrator shall have no authority to make material errors of law or to award punitive damages or to add to, modify, or refuse to enforce any agreements between the parties. The arbitrator shall make findings of fact and conclusions of law and shall have no authority to make any award which could not have been made by a court of law. The party against whom the award is rendered shall pay any monetary award and/or comply with any other order of the arbitrator within sixty (60) days of the entry of judgment on the award, or take an appeal pursuant to the provisions of the California Civil Code. The parties waive their right to a jury or court trial.

In all cases submitted to arbitration, the parties agree to share equally the administrative fee as well as the arbitrator’s fee, if any, unless otherwise assessed by the arbitrator. The administrative fees shall be advanced by the initiating party subject to final apportionment by the arbitrator in this award.

8.7          Indemnification of Parties.

(a)           PPG agrees to indemnify, defend, and hold harmless FHS, its agents, officers, and employees from and against any and all liability expense including defense costs and legal fees incurred in connection with claims for damages of any nature whatsoever, including but not limited to, bodily injury, death, personal injury, or property damage arising from PPG’s performance or failure to perform its obligations hereunder.

(b)           FHS agrees to indemnify, defend, and hold harmless PPG, its agents, officers, and employees from and against any and all liability expense, including defense costs and legal fees incurred in connection with claims for damages of any nature whatsoever, including but not limited to, bodily injury, death, personal injury, or property damage arising from FHS’ performance or failure to perform its obligations hereunder.

8.8          Status as Independent Entities.  None of the provisions of this Agreement is intended to create of shall be deemed or construed to create any relationship between PPG and FHS other than that of independent entities contracting with each other solely for the purpose of effecting the provisions of this Agreement. Neither PPG nor FHS, nor any of their respective agents, employees, or representatives shall be construed to be the agent, employee or representative of the other.

8.9          Cooperation of Parties.  The parties shall cooperate in administering and determining Member [ILLEGIBLE] under the applicable Coverage Certificate in accordance with the Operations Manual and as agreed to by the parties.  PPG understands and agrees that PPG is not authorized to make nor shall it make any variances, alterations, or exceptions to the provisions, terms, and conditions of a Member’s Coverage Certificate.  FHS shall have the final decision-making authority between the parties for payment of claims for Covered Service’s rendered to Members, determination of Covered Services, including Medically Necessary Services, determination of eligibility and determination of Members’ benefits under the applicable Benefit Program.  Notwithstanding the foregoing, PPG and Member Physicians shall be solely responsible for providing Contracted Services to Members.  The parties shall refrain from unduly criticizing each other, especially in the presence of third parties and shall attempt to resolve all issues in a cooperative and professional manner.

8.10                        Use of Name.  Each party agrees that the other party may not list the name, address, telephone number and other factual information of the other party in its marketing and informational materials without such party’s prior written consent, provided FHS shall be entitled to list PPG’s information in any FHS provider directory.

8.11                        Non-Exclusive Contract.  This Agreement is non-exclusive and shall not prohibit PPG or FHS from entering into agreements with other health care providers or purchasers of health care services.

8.12                       No Third Party Beneficiary. Nothing in this Agreement is intended to, nor shall be deemed or construed to create, any rights or remedies in any third party, including a Member.  Nothing contained herein shall operate (or be construed to operate) in any manner whatsoever to increase the rights of any such Member or the duties of responsibilities of PPG or FHS with respect to such Members.

8.13                        Notice.  Any notice required or desired to be given under this Agreement shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, or overnight courier, or facsimile, addressed as follows:

FHS

C/O Health Net

21600 Oxnard Street

Woodland Hills, California 91367

Attention: Senior Vice President, Provider Network Management

PPG

Prospect Medical Group

18200 Yorba Linda Blvd., Suite 409

Yorba Linda, CA 92686

Attn: Administrator / CEO

The addresses to which notices are to be sent may be changed by written notice given in accordance with this Section.

8.14                        Severability. If any provision of this Agreement is rendered invalid or unenforceable by any local, State, or federal law, rule or regulation, or declared null and void by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

8.15                        Addenda. Each Addendum to this Agreement is made a part of this Agreement as though set forth fully herein.  Any provision of an Addendum that is in conflict with any provision of this Agreement shall take precedence and supersede the conflicting provision of this Agreement.

8.16                        Regulatory Approval.  If FHS has not been licensed to provide, or provides services in connection with a particular Benefit Program in a particular State, or has not received all required regulatory approvals for use of this Agreement with respect to the Benefit Program in the State prior to the execution of this Agreement, this Agreement shall be deemed to be a binding letter of intent with respect to such Benefit Program in the State.  In such event, this Agreement shall become effective with respect to any such Benefit Program in the State on the date that the required licensure and regulatory approvals are obtained.  If FHS is unable to obtain such licensure or regulatory approvals after due diligence, FHS shall notify PPG and both parties shall released from any liability under this Agreement with respect to the Benefit Program in question in the applicable State; provided however, that if such licensure or regulatory approval is conditioned upon amendment of this Agreement, then this Agreement shall be amended automatically pursuant to this Article.

8.17                        Headings.  The headings of articles and paragraphs contained in this Agreement are for reference purposes only and shall not affect in any way the meaning interpretation of this Agreement.

8.18                        Entire Agreement.  Except as expressly provided in the applicable Addendum this Agreement including its Addendum supersedes any and all other agreements, either oral or written, between the parties with respect to the subject matter hereof, and no other agreement, statement or promise relating to the subject matter of this Agreement shall be valid or binding.

8.19                        Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State, except to the extent such laws conflict with or are preempted by any federal law, in which case such federal law shall govern.  Federal law shall also govern with respect to federal Benefit Programs.  In addition, FHS is subject to the requirements of Chapter 2.2 of Division 2 of the California Health and Safety Code and of Subchapter 5.5 of Chapter 3 of Title 10 of the California code of Regulations.  Any provision required to be in this Agreement by either of the above shall bind the parties whether or not provided in this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their officers duly authorized to be effective on the date and year first written above.

Participating Physician Group	Foundation Health Systems Affiliates

/s/ Jay Jayakumar	/s/ Linda S. Pollnow
Signature	Signature

Jay Jayakumar
Print Name	Linda S Pollnow

Senior Vice President
Vice President, Contracting	Provider Network Management
Title

5/14/98	5-20-98
Date	Date

95-392 9309
Federal Tax Identification Number

PPG acknowledges that it is contractually bound to the Operations Manual and any updates of revisions to such to be issued to PPG by having a duly authorized representative sign in the space provided below.

Participating Physician Group

Signature

Print Name

Vice President, Contracting
Title

5/14/98
Date

ADDENDUM A

BENEFIT PROGRAMS AND AFFILIATES

I.                                         BENEFIT PROGRAMS

Benefit Program participation included under this Agreement is as follows:

BENEFIT PROGRAM	ADDENDUM	PPG PARTICIPATION
Standard HMO	B	YES
Flex Funded HMO	B	YES
Small Group HMO	B	YES
Individual HMO	B	YES
AIM	B	YES
Medicare Supplement	B	YES
Commercial POS	B	YES
Medicare HMO	C	YES
Medicare POS	C	YES
PPO/EPO/POS (out-of-network)	D	YES
Medi-Cal	F	NO
CHAMPUS	G	YES
Occupational Medicine	H	YES

II.                                     AFFILIATES

Upon execution of this Agreement, the Affiliates primarily using this Agreement include, but are not limited to, the following: Health Net; Foundation Health, a California Health Plan; Health Net Life Insurance Company; Qualmed Life and Health Insurance Company; Foundation Health National Life Insurance Company; Business Insurance Group, Inc.; Business Insurance Company; California Compensation Insurance Company; Combined Benefits Insurance Company; Commercial Compensation Insurance Company; Foundation Health Federal Services; Foundation Health Medical Resource Management; Preferred Health Network Inc.; and Foundation Health System Life and Health Insurance Company.  The Affiliates are defined in Section 1.1 of this Agreement.

Notwithstanding the foregoing, PPG agrees that any other Affiliate of FHS not listed above may access the rates set forth in this Agreement and Addenda.  This would include Members of non-California based affiliates who may be treated by PPG.

ADDENDUM B

COMMERCIAL HEALTH MAINTENANCE ORGANIZATION (HMO) AND COMMERCIAL POINT OF
SERVICE (POS) BENEFIT PROGRAMS

A.                                    GENERAL REIMBURSEMENT PROVISIONS.

1.                                      PPG understands and agrees that the obligations of FHS set forth in this Addendum are only the obligations of Health Net (hereafter “HMO”) and not the obligations of FHS of any other Affiliate of FHS.  PPG shall be compensated according to this Addendum B and this Addendum shall be applicable to only those Commercial HMO and Commercial POS Members listed on the applicable Capitation remittance summaries Pursuant to Section 8.18, Entire Agreement, PPG understands and agrees that the compensation and provisions under the agreement between PPG and the entity formerly known as Foundation Health, a California Health Plan, are applicable to those Commercial HMO and Commercial POS Members listed on the Foundation Health capitation remittance summary, and that the Foundation Health agreement shall remain in full force and effect for those Members until such time those Members are no longer enrolled in Foundation Health Benefit Programs.

2.                                      Benefit Programs. This Addendum B is applicable to the following Benefit Programs

•                Commercial HMO

•     Standard HMO

•     Flex Funded HMO

•     Small Group HMO

•     Individual HMO

•                     AIM

•                     Medicare Supplement

•    Commercial POS

3.                                      Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services.  HMO shall pay PPG Capitation as set forth in this Addendum B for each Commercial HMO and Commercial POS Member eligible to receive services from PPG during any particular month.  Capitation shall be payable on a per Member per month (PMPM) basis.  Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Commercial HMO and Commercial POS Members for whom Capitation is being paid.  In the event of a Capitation error resulting in an overpayment or underpayment to PPG.  HMO shall adjust subsequent Capitation to offset such error.

4.                                      Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers who render PPG Capitated Services to Commercial HMO and Commercial POS Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits, HMO may pay such claims at the lesser of HMO’s contract rate with such provider, if any, PPG’s subcontract terms, or provider’s billed charges.  HMO shall deduct any such claim amounts paid from PPG’s Capitation as set forth in the Operations Manual.

5.                                      Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum B and shall be compensated on a fee-for-service basis at the rates set forth in Addendum E. PPG shall submit claims in accordance with the terms of this Agreement and State and Federal law.

6.                                      Division of Financial Responsibility Changes.  In July 1998, HMO shall change Division of Financial Responsibility.  As a result, PPG shall have a change in its Professional Capitation PMPM rates and its

Shared Risk Budgets: Hospital shall have a change in its Capitation rates, if applicable.

7.                                      Shared Risk Budget.  In July1998, PPGs shared Risk Budgets shall be converted from a flat PMPM amount to an age, sex and benefit plan adjusted structure.  Such conversion shall be revenue neutral (before Division of Financial Responsibility change.

8.                                      Plan Wide Change of Age, Sex and Benefit Plan Factors.  In September 1998, HMO shall implement new age, sex and benefit plan factors.  Such implementation shall produce a change in the Professional and Institutional Capitation rates and in Shared Risk Budgets.  HMO shall commit to make such conversion revenue neutral to PPG.  After this September conversion, Capitation and Shared Risk Budgets shall be based on the new normalized PMPM and new factors as set forth in Addendum B.

B.                                    STANDARD HMO.

1.                                      Professional Capitation Rates.

1.1                               Capitation Rates. PPG Capitation for Standard HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Period	Standard HMO
January 1, 1998 to June 30, 1998	$*** PMPM
July 1, 1998 to August 31, 1998	$*** PMPM
September 1, 1998	$ PMPM (See section A8 above	)

1.2                               1999 and 2000 Capitation Rates.  PPG Capitation shall be increased according to the normalized amounts set forth below for calendar years 1999 and for 2000.  Capitation increases for these years for Standard HMO Members shall be based on the PPG’s Member satisfaction survey results.

HMO shall conduct annual Member satisfaction surveys.  Survey results for the year shall be reported on or before December 15th of each year and results arrayed for all participating physician groups.  PPG’s Capitation PMPM increase for Standard HMO Members shall be determined by PPG’s performance relative to other physician groups.  Three performance tiers shall be established; each tier shall represent approximately one-third of the HMO’s total Standard HMO Member population, provided, however, that any physician group with assigned Standard HMO Members exceeding 600,000 annual Member months shall be excluded from tier determination.  PPG’s Capitation increase for 1999 and 2000 shall be based upon PPG’s tier ranking for Member satisfaction as follows:

Calendar Year	Top 33%	Middle 33%	Lowest 33%
1999	$*** PMPM	$*** PMPM	$*** PMPM
2000	$*** PMPM	$*** PMPM	$*** PMPM

Should results for PPG be unavailable or should results not be statistically meaningful, PPG shall receive the increase amount for the lowest tier. PPG shall have the right to examine HMO’s calculation of the Member satisfaction survey results subject to the blinding of other participating physician groups names

PPG shall request any such examination within sixty (60) calendar days following notification of survey results, tier ranking and PMPM increase.

2.                                      Professional Stop Loss Program.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.                                      Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.  In 1998 HMO shall transition from flat Shared Risk Budgets to budgets adjusted by age, sex and benefit plan

3.1                               Shared Risk Budget.  Each month from January to June 1998, HMO shall fund the Shared Risk Budget for Standard HMO Members, at the flat PMPM rate as set forth below.  Starting in July 1998, HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Period	Standard HMO
January 1, 1998 to June 30, 1998	$*** PMPM
July 1, 1998 to August 31, 1998	$ PMPM (See Section A7 above	)
September 1, 1998	$ PMPM (See Section A8 above	)

3.2                               Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct zero percent (0%) of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the claims for Shared Risk Services exceed Shared Risk Revenue at the interim settlement date, HMO may, at its sole discretion, deduct up to five percent (5%) of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in this Agreement, and may continue such withhold until the final Shared Risk settlement.  The Withhold fund shall accrue interest which shall be the lower of five percent (5%) or the prime interest rate as stated in the Wall Street Journal, on the last business day in December of the contract year.

If, upon final Shared Risk settlement, (i) a Shared Risk gain exists, HMO shall refund the Withhold Fund, plus accrued interest, to PPG together with the PPG’s share of the gain, or (ii) a Shared Risk deficit exists, subject to Section 4.3, of the Agreement.  HMO shall offset the Withhold Fund against PPG’s outstanding liability or any other amounts payable to HMO.  Any amount in the Withhold Fund not offset against such PPG liability shall be refunded to PPG at the final Risk Sharing settlement, However, as a contingency for any PPG liability under this Shared Risk Program, HMO shall continue, at its sole discretion, to deduct up to five percent (5%) of PPG’s Capitation for Standard HMO Members and place such amount in the Withhold Fund as described in this Agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the

Interim Period.  PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3                               Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget surplus, or (b) an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4                               Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget deficit, or (b) an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.  Subject to Section 4.3, of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

3.5                               Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows

(a)                                  Out-of-Area Emergency and Urgently Needed Services: ***% of Shared Risk Budget.

Out of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed amount, and the remaining *** shall be charged against the Shared Risk Budget.

(b)                                 In-Area Shared Risk Services: *** of Shared Risk Budget

The cost of in-area Shared Risk services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over *** up to ***: and *** amount over.

4.                                      AIDS, and Transplant Reinsurance Programs.  On a network wide basis reinsurance programs shall be established by HMO to cover the cost of organ transplants for Members, the payment of expenses incurred in the treatment of Members who have been diagnosed with Acquired Immune Deficiency Syndrome (“AIDS Members”).

4.1                               AIDS Reinsurance.  Professional, institutional, and pharmacy costs for AIDS Members shall be the financial responsibility of HMO, as set forth in the Operations Manual.  Additionally, the pharmacy cost for HIV drugs shall be the financial responsibility of HMO under this Program.  PPG shall receive prior authorization from HMO for an elective inpatient admission of an AIDS Member.  In addition, PPG shall provide HMO with timely notification of any urgent/emergent admission of any AIDS Member who is receiving anti-viral home treatments, or of any AIDS Member who is receiving total parenteral nutrition.  For purposes of this paragraph, timely notification is within twenty-four (24) hours of an admission of the initial treatment.  In the event PPG fails to notify HMO as set forth in this paragraph, AIDS related claims for such Members shall not be eligible for payment under this Program.

4.2                               Transplant Reinsurance.  Professional and institutional tests related to organ transplantation shall be the financial responsibility of HMO, as set forth in the Operations Manual.  PPG shall refer Members to HMO’s designated regional transplant centers to qualify for payment of the organ transplant costs under this Program.  In the event PPG refers a transplant case to a facility that is not an HMO-designated regional transplant center, those claims shall not be eligible for payment under this Program.

4.3                               AIDS, and Transplant Reinsurance Premium. The Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•	AIDS Reinsurance	$*** PMPM
•	Transplant Reinsurance	$*** PMPM

5.                                      Insured Service(s).  In the event that a Member new to HMO is assigned to PPG and gives birth within six (6) months of such assignment, HMO shall pay PPG a flat fee of eight-hundred dollars ($800.00) for such Member’s delivery.  This fee shall be in addition to the Capitation for such Member, provided that the delivery services were rendered by a contracted physician of PPG.

6.                                      Flex Funded HMO.  Flex Funded HMO Members, (those enrolled in a benefit program which is fully or partially self-funded) shall not be subject to a Dual Risk Program nor to a Shared Risk Program.  PPG Capitation, Professional Stop Loss, Reinsurance Programs and Insured Services shall be as set forth above.

C.                                 SMALL GROUP HMO.

1.                                      Professional Capitation Rates.

1.1                               Capitation Rates.  PPG Capitation for Small Group HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Period	Small Group HMO
January 1, 1998 to June 30, 1998	$*** PMPM
July 1, 1998 to August 31, 1998	$*** PMPM
September 1, 1998	$PMPM (See Section A8 above	)

2.                                      Professional Stop Loss Program.

PPG elect not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.         Shared Risk Budget.   Each month from January to June 1998, HMO shall fund the Shared Risk Budget for Small Group HMO Members, at the flat PMPM rate as set forth below.  Starting in July 1998, HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Period	Small Group HMO
January 1, 1998 to June 30, 1998	$*** PMPM
July 1, 1998 to August 31, 1998	$ PMPM (See Section A7 above	)
September 1, 1998	$ PMPM (See Section A8 above	)

3.2                               Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct zero percent (0%) of PPG’s Capitation for Small Group Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the claims for Shared Risk Services exceed Shared Risk Revenue at the interim settlement date.  HMO may, at its sole discretion, deduct up to five percent (5%) of PPG’s Capitation for Small Group HMO Members and place such amount in the Withhold Fund as described in this Agreement, and may continue such withhold until the final Shared Risk settlement.  The Withhold fund shall accrue interest which shall be the lower of five percent (5%) of the prime interest rate as stated in the Wall Street Journal, on the last business day in December of the contract year.

If, upon final Shared Risk settlement, (i) a Shared Risk gain exists, HMO shall refund the Withhold Fund, plus accrued interest, to PPG together with the PPG’s share of the gain, or (ii) a Shared Risk deficit exists, subject to Section 4.3, of the Agreement, HMO shall offset the Withhold Fund against PPG’s outstanding liability or any other amounts payable to HMO.  Any amount in the Withhold Fund not offset against such PPG liability shall be refunded to PPG at the final Risk Sharing settlement.  However, as a contingency for any PPG liability under this Shared Risk Program, HMO shall continue, at its sole discretion, to deduct up to five percent (5%) of PPG’s Capitation for Small Group HMO Members and place such amount in the Withhold Fund as described in this Agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3                               Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget surplus, or (b) an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4                               Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget deficit, or (b) an amount not to exceed twenty percent (20%) of the amount gross PPG Capitation. Subject to Section 4.3 of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

3.5                               Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services: 3.75% of Shared Risk Budget.

Out-of- Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed amount, and the remaining twenty percent (20%) shall be charged against the Shared Risk Budget.

(b)                                  In-Area Shared Risk Services: 2.3% of Shared Risks Budget.

The cost of in-area Shared Risk services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over *** up to ***: and *** of any amount over ***

4.                                      AIDS, and Transplant Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation:

•	AIDS Reinsurance	$*** PMPM
•	Transplant Reinsurance	$*** PMPM

5.                                      Insured Service(s).  In the event that a Member new to HMO is assigned to PPG and gives birth within six (6) months of such assignment, HMO shall pay PPG a flat fee of eight hundred dollars ($800.00) for such Member’s delivery.  The fee shall be in addition to the Capitation for such Member, provided that the delivery services were rendered by a contracted physician of the PPG.

D.                                    INDIVIDUAL HMO.

1.                                      Professional Capitation Rates.

1.1                               Capitation Rates.  PPG Capitation for individual HMO Members shall be determined on a monthly basis by multiplying the following normalized PMPM rates by the age, sex and benefit plan factors set forth in Addendum B for each assigned Member.  Normalized PMPM rates represent the PMPM prior to the adjustment for PPG’s assigned Members’ age, sex and benefit plan.  Actual PPG gross Capitation shall fluctuate from month to month to the extent that PPG’s age, sex and plan mix fluctuate.

Period	Individual HMO
January 1, 1998 to June 30, 1998	$*** PMPM
July 1, 1998 to August 31, 1998	$*** PMPM
September 1, 1998	$ PMPM (See Section A8 above	)

2.                                      Professional Stop Loss Program.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

3.                                      Shared Risk Program.  PPG shall participate in an incentive program for Shared Risk Services which shall reward PPG for effectively coordinating such care.  Under this Program, a budget shall be established for Shared Risk Services, and the actual cost of such services shall be compared to the budget.  In 1998 HMO shall transition from flat Shared Risk Budgets adjusted by age, sex and benefit plan.

3.1                               Shared Risk Budget.  Each month from January to June 1998, HMO shall fund the Shared Risk Budget for Individual HMO Members, at the flat PMPM rate as set forth below.  Starting in July 1998, HMO shall fund the Shared Risk Budget for Members, with normalized rates.  These normalized rates shall be adjusted for PPG’s assigned Members by the age, sex and benefit plan factors as set forth in Addendum B.  Actual Shared Risk Budget shall fluctuate from month to month to the extent that PPG’s age, sex and benefit plan mix fluctuates.

Period	Individual HMO
January1, 1998 to June 30, 1998	$*** PMPM
July 1, 1998 to August 31, 1998	$ PMPM (See Section A7 above	)
September 1, 1998	$ PMPM (See Section A8 above	)

3.2                               Shared Risk Administration.  As a contingency for any PPG liability under this Shared Risk Program, HMO shall deduct zero percent (0%) of PPG’s Capitation for Individual Members and place such amount in the Withhold Fund as described in the Agreement.

In the event the claims for Shared Risk Services exceed Shared Risk Revenue at the interim settlement date, HMO may, at its sole discretion, deduct up to five percent (5%) of PPG’s Capitation for Individual HMO Members and place such amount in the Withhold Fund as described in this Agreement, and may continue such withhold until the final Shared Risk settlement.  The Withhold fund shall accrue interest which shall be the lower of five percent (5%) or the prime interest rate as stated in the Wall Street Journal on the last business day in December of the contract year.

If, upon final Shared Risk settlement, (i) a Shared Risk gain exists, HMO shall refund the Withhold Fund, plus accrued interest, to PPG together with the PPG’s share of the gain, or (ii) a Shared Risk deficit exists, subject to Section 4.3, of the Agreement. HMO shall offset the Withhold Fund against PPG’s outstanding liability or any other amounts payable to HMO.  Any amount in the Withhold Fund not offset against such PPG liability shall be refunded to PPG at the final Risk Sharing settlement.  However, as a contingency for any PPG liability under this Shared Risk Program, HMO shall continue, at its sole discretion, to deduct up to five percent (5%) of PPG’s Capitation for Individual HMO Members and place such amount in the Withhold Fund as described in this Agreement.

Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation

In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.

3.3                               Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget surplus, or (b) an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.  Subject to Section 4.3 of the Agreement, the Shared Risk Budget surplus shall be offset against any amounts payable by PPG.  Any surplus remaining shall be paid to PPG by April 30 of the following year.

3.4                               Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget deficit, or (b) an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.  Subject to Section 4.3. of the Agreement, any amounts payable by PPG shall be offset against the Withhold Fund and any other amounts payable by HMO.

3.5                               Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance Program.  The cost to PPG for such participation shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services: ***% of Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at eighty percent (80%) of allowed amount, and the remaining ***% shall be charged against the Shared Risk Budget.

(b)                                 In Area Shared Risk Services: ***% of Shared Risk Budget.

The cost of in-area Shared Risk services utilized by a Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over *** up to ***; and *** of any amount over ***.

4.                                      AIDS, and Transplant Reinsurance Premium.  As further defined in Section B.4 of this Addendum B, the Reinsurance Program rates, as set forth below, shall be deducted from PPG’s Capitation

•	AIDS Reinsurance	$***PMPM
•	Transplant Reinsurance	$***PMPM

5.                                      Insured Services (s).  In the event that a Member new to HMO is assigned to PPG and gives birth within six (6) months of assignment, HMO shall pay PPG a flat fee of *** for such Member's delivery.  This fee shall be payable in addition to the Capitation for such Member provided the delivery services were rendered by a contracted physician of the PPG.

E.                                      ACCESS FOR INFANTS AND MOTHERS.  The Access for Infants and Mothers (“AIM”) Program provides health care coverage to low-income women, pursuant to state law, who are pregnant but without insurance for such pregnancy.  The AIM Program is funded by the State through Proposition 99 Cigarette and Tobacco Tax Revenue.  At such time PPG is certified by the State for participation in the AIM Program, PPG shall provide Covered Services for AIM Members as set forth in the Operations Manual.

1.                                      Compensation. HMO shall pay PPG a flat fee of *** for each adult AIM Member to cover the professional services related to the birth of an infant.  In addition to this flat fee, HMO shall pay PPG *** PMPM for each adult AIM Member enrolled in the AIM

Program.  HMO shall pay PPG *** PMPM during the first year of life for each infant AIM Member and *** PMPM during the second year of life.

2.                                      Reinsurance Programs.  PPG’s professional stop loss level shall be six thousand dollars ($6,000.00) per AIM Member.  The professional stop loss level shall be provided to the PPG for AIM Members at no cost.  All other terms and conditions of the Agreement regarding Professional Stop Loss shall apply to AIM Members.

AIM Members shall not be included in the AIDS Reinsurance Program, the Transplant Reinsurance Program, or the Transfer Reinsurance Program.

3.                                      Shared Risk Programs.  HMO shall be solely responsible for all Shared Risk services and for pharmacy benefit costs of AIM Members.

F.                                      MEDICARE SUPPLEMENT.  The Medicare Supplement Benefits Programs are provided to Members who have primary coverage through Medicare.  Capitation for Members enrolled in such Benefit Programs compensates PPG for Copayments that would be normally a Member’s responsibility under Medicare.

1.                                      Capitation Rates.  PPG Capitation rates for Medicare Supplement Members shall be at the following PMPM levels, subject to age, sex and benefit plan factors set forth in Addendum B:

Period	Medicare Supplement HMO		Medicare Supplement POS
January 1, 1998 to June 30, 1998	$*** PMPM		$*** PMPM
July 1, 1998 to August 31, 1998	$*** PMPM		$*** PMPM
September 1, 1998	$ PMPM (See Section A8 above	)	$ PMPM (See Section A8 above	)

2.                                      Reinsurance Programs.  Medicare Supplement Members shall not be included in the Professional Stop Loss Program, the AIDS Reinsurance Program, and the Transplant Reinsurance Program.

3.                                      Shared Risk Program.  HMO shall be solely responsible for all Shared Risk services and for pharmacy benefit costs of Medicare Supplement Members.

G.                                    COMMERCIAL POS.

1.                                      Commercial POS Benefit Program.  Under a POS Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize (i) HMO coverage through PPG; (ii) coverage by self-referring to any PPO Provider; (iii) indemnity coverage for self-referring to non-Participating Providers in accordance with Benefit Program requirements.  Standard HMO Members, Small Group HMO Members, Individual HMO Members, and Flex Funded HMO Members may be eligible for Commercial POS Benefit Programs.

2.                                      Definitions.

2.1                               In-Network Services.  PPG Capitated Services and Shared Risk Services provided or arranged through PPG.

2.2                               Out-of-Network Services.  In accordance with Benefit Program requirements Covered Services provided as a result of a Member’s self-referral to a PPO or HMO Provider or to a non-Participating

Provider.  Out-of-Network Services may be provided in area or out of area.

3.                                      Compensation.  Compensation to PPG for Commercial POS Members shall include: a) PPG professional Capitation for In-Network professional services, b) any surplus resulting from the Professional Out-of-Network Shared Risk Program, and c) any surplus resulting from the Institutional In-Network and Out-of-Network Shared Risk Program.

4.                                      Professional Capitation Rate.  In 1998, PPG shall be compensated for rendering professional In-Network Services to Commercial POS Members at the PMPM amounts set forth for Commercial HMO Members, less a *** withhold (Professional Capitation).  This Withhold shall partially fund the Professional Out-of-Network Budget.

5.                                      Professional Out-of-Network Risk Sharing Program.  The budget for this Program shall be equal to the sum of the following two components 1) The Professional Out-of-Network Withhold as described in Section 4 above, and 2) an amount equal to *** of the Commercial POS Professional Capitation prior to withhold.

                Each year, HMO shall settle the risk sharing program by calculating the difference between the budget and the actual claims.  If a surplus remains, PPG’s share shall be fifty percent subject to Section 4.3. PPG shall not be subject in any downside.

6.                                      Institutional Shared Risk Program.

6.1                               POS Shared Risk Budgets.  The budgets shall be determined for each Commercial POS population:  Standard POS, Small Group POS and at a later date, Individual POS Members.  Each Budget shall cover In-Network, Out-of-Network and Out-of-Area Shared Risk Services.  The Shared Risk Budgets effective January 1, 1998 shall be a flat amount.  Each of the Shared Risk Budgets shall be equal to the HMO Shared Risk Budget, or institutional capitation PMPM, if applicable, and multiplied by 110%.

Period	Standard HMO Shared Risk +10%		Small Group HMO Shared Risk +10%		Individual HMO Shared Risk +10%
January 1, 1998 to June 30, 1998	$*** PMPM		$*** PMPM		$*** PMPM
July 1, 1998 to August 31, 1998	$ PMPM (See Section A 7 above	)	$ PMPM (See Section A7 above	)	$ PMPM (See Section A7 above	)
September 1, 1998	$ PMPM (See section A8 above	)	$ PMPM (See Section A8 above	)	$ PMPM (See Section A8 above	)

6.2                               POS Shared Risk Administration. Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claim cost to the corresponding Shared Risk Budget.  HMO shall perform both an interim and final settlement.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess funds shall be paid to PPG by April 30 of the following year.  In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be ***, subject to Section 4.3 of this Agreement.

Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation.  Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation

6.3                               POS Shared Risk Budget Surplus.  In the event of a POS Shared Risk Budget surplus, PPG’s share of the surplus shall be of fifty percent (50%), or an amount not to exceed *** of the annual gross PPG Capitation.

6.4                               POS Shared Risk Budget Deficit.  In the event of a POS Shared Risk Budget deficit, PPG shall not be liable for the deficit.

6.5                               POS Shared Risk Reinsurance.  PPG shall participate in the POS Shared Risk Reinsurance Program which provides reinsurance for In-Network and Out-of-Network services.  The cost to PPG for the POS Shared Risk Reinsurance Program shall be calculated as follows:

(a)                                  Out-of-Area Emergency and Urgently Needed Services :  1.07% of POS Shared Risk Budget.

Out-of-Area Emergency and Urgently Needed Services shall be reimbursed at *** of cost, and the remaining *** of the cost shall be charged against the POS Shared Risk Budget.

(b)                                  In-Network and Out-of-Network POS Shared Risk Services:  1.61% of POS Shared Risk Budget.

The cost of In-Network and Out-of-Network POS Shared Risk Services during the Reconciliation Period shall be charged against the POS Shared Risk Budget as follows: *** of any amount over *** up to ***: and *** of any amount over ***.

7.                                      Professional Stop Loss Program.  The Professional Stop Loss Program includes coverage for In-Network Services, an optional program, as well as for Out-of-Network Services, a program in which PPG’s participation is required.

(a)                                  In-Network Professional Stop Loss.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

(b)                                  Out-of-Network Professional Stop Loss. PPG’s Out-of-Network Professional Stop Loss threshold shall be *** per Commercial POS Member during the calendar year.  The cost to PPG for the Out-of-Network Professional Stop Loss program shall be $ 0.61 PMPM, which, shall be deducted from PPG’s Out-of-Network Risk Sharing Budget.

8.                   AIDS and Transplant Reinsurance.  As further defined in Section B.4 of this Addendum, the 1998 AIDS Reinsurance rate shall be $*** PMPM, which shall be deducted from PPG’s Capitation and $*** PMPM shall be deducted from PPG’s Professional Out-of-Network Risk Sharing Budget.  For the subsequent years, these deductions shall fluctuate to correspond with the Professional Out-of-Network Withhold percentage change.  The 1998 Transplant Reinsurance Program rate shall be $*** PMPM, which shall be deducted from PPG’s Capitation and $*** PMPM shall be deducted from PPG’s Professional Out-of-Network Risk Sharing Budget.  The Transplant Reinsurance Program’s deductions for subsequent years shall also fluctuate to correspond with the Professional Out-of-Network Withhold percentage change.

II.                                     Partnership Bonus. PPG shall receive a Partnership Bonus in the calendar years 1999 and 2000 if HMO achieves profitability levels defined below.  Such Partnership Bonus shall be in the form of a lump sum payment, payable no later than May 31, 1999 and May 31, 2000.

HMO shall report to the Department of Corporation (“DOC”) HMO’s calendar year end financial results no later than April 30th of each year for the prior calendar year.  HMO’s Net After Tax Income PMPM from the most recent year-end shall be compared with that from the preceding year.  Calculation of the Partnership Bonus shall be determined as follows:

(a)                                  “Net Income” for the most recent year end and the preceding year-end as reported on Line 31 of DOC Report # 2.  Statement of Revenue, Expenses and Net Worth (“Report 2”) shall be used.

(b)                                 Net Income for each year shall be divided by the applicable annual Member months as reported on Report 2 to derive Net After Tax Income PMPM.

(c)                                  When HMO’s Net after Tax Income PMPM of the most recent year is more than *** greater than HMO’s Net After Tax Income, PMPM of the preceding year (as calculated in the fourth decimal point), HMO shall fund the Partnership Bonus equal to twenty-five percent (25%) of the incremental Net After Tax Income PMPM of the most recent year.

(d)                                 This bonus PMPM multiplied by PPG’s annual Member months for all Commercial HMO and Commercial POS Members shall equal PPG’s lump sum payment.

In the event year-end data is inconsistent or incomparable due to, but not limited to, change in reporting requirements, extraordinary items, or future margin activity.  HMO reserves the right to adjust the methodology in ensure comparability.  Such adjustments, when necessary, shall be reviewed and approved by an external financial auditor selected by HMO (“Independent Opinion”).  HMO shall provide PPG information supporting the above calculation and, when applicable an Independent Opinion by May 31, 1999 and May 31, 2000.

I.                                         Quality of Care Improvement Program (QCIP).  QCIP as further described in the Operations Manual, rewards PPG for meeting and exceeding quality standards and Member satisfaction levels.  PPG shall be eligible for a lump sum award, if performance is achieved in all categories.  The PMPM award set forth below shall be multiplied by PPG’s Member months for Standard HMO, Small Group HMO, Individual HMO and Flex Funded Benefit Programs.  The lump sum award shall be payable in September following the calendar year in which the measurements were taken.

Calendar Year	Award
1998	Up to *** PMPM
1999	Up to *** PMPM
2000	Up to *** PMPM

The Aim for Wellness Program, shall be a component of QCIP.  The above PMPM award includes funding for the Aim for Wellness Program.  In 1998, Compensation for the Aim for Wellness Program shall be payable at $0.20 PMPM and shall be distributed to PPG monthly with Capitation.  HMO reserves the right to alter components and measurements of QCIP annually.

J.                                      Pharmacy Shared Risk Program.  The Pharmacy Shared Risk Program shall be applicable to the following Members Standard HMO Flex Funded HMO, Small Group HMO, and Individual HMO.

1.                                      Pharmacy Budget.  In accordance with the formula outlined in Section 2 below PPG’s

Pharmacy Budget shall be percent as set forth below of the difference between PPG’s actual normalized pharmacy costs and the actual pharmacy costs experienced by those participating physician group.  Physician groups comprising the top third of lowest PEMPM normalized costs.  For eligible Commercial HMO Members, each month, HMO shall fund the 1998 Pharmacy Budget at *** per eligible Member per month (“PEMPM”) subject to the age, sex and benefit plan factors set forth in Addendum B.

2.                                      1999 and 2000 Pharmacy Budget.  Each year the Pharmacy Budget shall be adjusted according to the aggregate PEMPM dollar change experience by those participating physician groups comprising the top third or the lowest PEMPM normalized pharmacy costs and the percentage set forth below.  Such adjustment shall occur prior to calculating the final settlement for the Pharmacy Reconciliation, as set forth in this Addendum.  Any Calculation of the normalized pharmacy costs shall be based upon actual claims.  The top third calculation shall be weighed by eligible Member months.

Pharmacy Budget Year	Percent Difference
1998	***
1999	***
2000	***

3.                                      Pharmacy Reconciliation For Commercial HMO Members. For each Reconciliation Period, HMO shall calculate pharmacy claims subject this Program as outlined in the Operations Manual.  HMO shall compare such claims to the corresponding Pharmacy Budget.  In the event pharmacy claims are less than the Pharmacy Budget, PPG’s share of the Pharmacy Budget surplus shall be fifty percent (50%).  In the event pharmacy claims exceed the Pharmacy Budget, PPG’s share of the Pharmacy Budget deficit shall be fifty percent (50%).

HMO shall perform an interim and final settlement for the Pharmacy Risk Sharing Program.  The timing of these settlements shall correspond to the interim and final settlements of other risk sharing programs.  Subject to Section 4.3 of this Agreement any Pharmacy Budget deficit shall be offset against any amounts payable by HMO, or any amounts remaining in the Withhold Fund, or shall be offset against Capitation.

K.                                    Pharmacy Rebate Program. The Pharmacy Rebate Program as set forth in the Operations Manual, permits the sharing of calendar year pharmaceutical rebates (“Annual Rebates”).

HMO shall multiply the Annual Rebates by an annually-determined percentage (“Rebate Percentage”) to establish the Rebate Fund.  HMO shall divide the Rebate Fund by the total number of Commercial HMO Members eligible for a pharmacy benefit to determine the Rebate PEMPM.  On or before December 15th of each year, HMO shall notify PPG of the Rebate Percentage.

PPG is eligible for a lump sum award as determined and identified below.  Such sum is payable in April following the calendar year of the Rebate Fund, beginning April 1999.  PPG’s PEMPM award shall be determined by PPG’s cost performance relative to other participating physician groups.  Cost performance shall be determined by the normalized pharmacy cost for each calendar year for each participating physician groups.  Three performance tiers shall be established; each tier shall represent approximately one third of the total Commercial HMO Members, provided, however, that any participating physician group with assigned Commercial HMO Members less than 7200 or exceeding 600,000 annual Member months shall be excluded from the tier determination.  PPG’s PEMPM award for eligible Commercial HMO Members shall be as follows based upon PPG’s tier ranking:

Tier	Award
Lowest Normalized Pharmacy Costs	*** of Rebate PEMPM
Middle Normalized Pharmacy Costs	*** of Rebate PEMPM
Highest Normalized Pharmacy Costs	*** of Rebate PEMPM

ADDENDUM B.1

AGE, SEX AND BENEFIT PLAN FACTORS

The age, sex and benefit plan factors shall be developed by HMO based upon actuarial assumptions consistent with existing actuarial assumptions and HMO’s utilization experience.  Such factors, as updated approximately every three years to reflect changing demographic and utilization patterns, shall be forwarded to PPG and are incorporated into this Agreement by reference.

A.                                    Age, Sex and Benefit Plan Factors for PPG Capitation and Shared Risk Budgets:

A.1 Age Sex factors for PPG Capitation and Hospital Capitation Shared Risk Budgets Effective January 1, 1998 through August 31, 1998

Sex	Age	Prof Factor	Inst Factor
Female	0	1.774	3.843
	1	0.664	0.463
	3 - 4	0.493	0.370
	5 - 9	0.436	0.382
	10 - 14	0.399	0.390
	15 - 19	0.421	0.418
	20 - 24	0.902	0.999
	25 - 29	1.525	1.664
	30 - 34	1.543	1.478
	35 - 39	1.547	1.281
	40 - 44	1.567	1.272
	45 - 49	1.630	1.293
	50 - 54	1.712	1.448
	55 - 59	1.982	1.927
	60 - 64	2.161	2.260
	65+	2.251	2.025
	Medicare Eligible	1.000	1.000
Male	0	1.774	3.843
	1	0.664	0.463
	2 - 4	0.493	0.370
	5 - 9	0.436	0.382
	10 - 14	0.399	0.390
	15 - 19	0.421	0.418
	20 - 24	0.432	0.447
	25 - 29	0.492	0.486
	30 - 34	0.569	0.536
	35 - 39	0.667	0.673
	40 - 44	0.780	0.800
	45 - 49	0.933	0.975
	50 - 54	1.261	1.415
	55 - 59	1.625	1.998
	60 - 64	2.117	2.928
	65+	2.276	2.658
	Medicare Eligible	1.000	1.000

A.2 Age, Sex Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets

Effective September 1, 1998

Sex	Age	Prof Factor	Inst Factor
Child	0	2.008	5.228
	1	1.075	0.644
	2 - 4	0.598	0.406
	5 - 9	0.439	0.296
	10 - 14	0.418	0.338
	15 - 19	0.590	0.607
Female	20 - 24	1.195	1.066
	25 - 29	1.653	1.431
	30 - 34	1.509	1.315
	35 - 39	1.378	1.143
	40 - 44	1.322	1.031
	45 - 49	1.386	1.102
	50 - 54	1.551	1.338
	55 - 59	1.794	1.741
	60 - 64	2.090	2.313
	65+	2.251	2.025
	Medicare Eligible	1.000	1.000
Male	20 - 24	0.398	0.477
	25 - 29	0.477	0.486
	30 - 34	0.546	0.506
	35 - 39	0.626	0.589
	40 - 44	0.734	0.768
	45 - 49	0.890	0.087
	50 - 54	1.139	1.580
	55 - 59	1.516	1.203
	60 - 64	2.009	2.880
	65+	2.561	3.586
	Medicare Eligible	1.000	1.000

A.3 Benefit Plan Factors for PPG Capitation and Hospital Capitation Effective January 1, 1998

Standard HMO
Plan	Prof Factor	Inst Factor
HA	1.0740	0.9697
A1	1.0857	0.9751
A2	1.0740	0.9806
A3	1.0831	0.9846
A4	1.0740	0.9806
A5	1.0857	0.9782
A6	1.0039	0.9697
A7	0.9459	0.9320
A8	1.0885	1.0408
A9	1.0111	1.0408
HB	1.0039	0.8702
BB	1.0039	0.8709
B1	0.9007	0.8262
B2	0.9007	0.8259
B3	0.9007	0.8262
B4	0.9027	0.8252
B5	0.9007	0.8371
B6	1.0039	0.8812
B7	0.9732	1.0271
B8	0.9607	1.0165
B9	0.9646	1.0408
HC	1.0840	1.0122
C1	1.0769	1.0122
C2	1.0954	1.0238
C3	1.0067	1.0122
C6	1.0095	1.0408
C7	1.0840	1.0232
C8	0.9459	0.9755
C9	0.9047	1.0408
HD	1.1158	1.0232
D1	1.0769	1.0232
D2	1.0249	0.0290
D3	0.9007	0.8259
D4	0.9493	0.8696
D5	0.9575	0.9806
D6	0.9459	0.9548
D7	0.9655	1.0326
D8	1.0274	1.0220
D9	1.0456	1.0442
HE	1.0320	1.0417
E1	1.0166	0.97?1
E2	0.9860	1.0408
E3	1.0057	0.9806
E4	0.9487	0.9934
E5	1.0522	1.0439
E6	0.9587	0.9761
E7	0.9942	1.0439
E8	1.0178	1.0238
E9	0.9735	0.9806
EA	0.9715	1.0372
EB	0.9036	0.8192
EC	0.9607	1.0408
ED	1.0053	0.9940
EE	1.0078	0.9831
EF	1.0479	1.0442
EG	0.9999	1.0442
EH	0.9490	1.0226
EI	0.9914	0.9794
EJ	1.0578	1.0499
EK	0.9180	1.0408
EL	1.0522	0.9779
EM	0.9490	1.0475
EN	0.9797	0.9767
EO	0.9749	0.9961
EP	0.9334	0.9764
EQ	0.9769	1.0274
ES	0.9729	1.0436
HF	0.9618	1.0071
F1	1.0161	1.0095
F2	1.0166	0.9779
F3	1.0070	0.9806
F4	0.9808	1.0332
F5	1.0218	0.9812
F6	1.0070	1.0408
F7	1.1087	0.9925
F8	0.9050	0.9697
F9	1.0522	1.0445
FA	1.0269	1.0341
FB	1.0277	1.0487
FC	1.0164	1.0372
FD	1.0309	1.0366
FE	0.9635	1.0341
FF	0.9703	1.0396
FG	0.9635	1.0016
FH	0.9712	1.0341
FI	0.9749	1.0341
FJ	0.9203	1.0341
FK	0.9749	0.9885
FL	0.9203	0.9572
HG	1.0039	0.9697
G1	0.9459	0.9697
G2	1.0039	0.9806
G3	1.0155	0.9806
G4	0.9459	0.9806
G5	0.8965	0.9694
G6	1.0164	1.0211
G9	1.0039	0.9806
I3	0.9644	1.0442
I4	0.9007	0.8377
I5	0.9553	1.0113
I6	1.0448	0.9551
I7	1.0513	1.0411
I8	0.9573	1.0268
I9	0.9891	1.0408
J3	1.0294	0.9879
J4	1.0294	0.9879
J5	1.0130	0.9809
J6	0.9766	0.9800
J7	0.9806	1.0305
J8	0.9729	0.9852
J9	1.1604	1.0667
HK	1.0840	1.0411
K1	1.0138	1.0411
K2	0.9720	0.9806
K3	1.0237	1.0414
K4	1.0956	1.0411
K6	0.9698	1.0420
K7	0.9905	1.0180
K8	0.9584	1.0223
K9	0.9459	0.9548
KI	0.9635	1.0347
KJ	1.0269	1.0347
KK	0.9749	0.9894
KL	0.9632	1.0098
KM	0.9317	1.0347
L1	0.9939	1.0442
L2	0.9587	0.9806
L3	0.9601	0.9806
L4	0.9081	0.9807
L5	0.9459	0.9818
L6	1.0039	0.9818
L7	1.0331	0.98??
L8	0.0192	0.9697
L9	0.0558	1.0411
HM	1.1684	1.0609
M1	0.9791	1.0417
M2	1.1834	1.0609
M3	1.0070	1.0414
M4	1.0070	1.0408
M5	1.0246	1.0268
M6	0.9584	0.9666
M7	0.9493	0.8754
M8	1.0164	1.0320
M9	1.0769	1.0411
HN	1.0067	1.0408
N1	1.0218	1.0427
N2	1.0124	1.0408
N3	1.0161	1.0420
N4	1.0067	1.0232
N5	1.0067	1.0232
N6	1.0184	1.0232
N7	1.0184	1.0408
N8	1.0357	1.0387
N9	1.0124	1.0259
HO	0.9487	1.0408
O1	0.9604	1.0408
O2	0.9604	1.0031
O3	0.9581	1.0420
O4	1.0184	1.0031
O5	0.9487	1.0080
O6	1.0380	1.0539
O7	1.0402	1.0393
O8	1.0053	0.9761
O9	0.9752	1.0420
HP	1.0064	1.0122
P1	1.0161	1.0156
P2	0.9081	0.9426
P3	0.9516	0.9806
P4	1.0070	1.0518
P5	0.8965	0.9755
P6	1.1008	0.9867
P7	1.0243	1.0408
P8	0.9789	0.9882
P9	1.0155	0.9855
HR	1.1684	1.0624
R1	1.0252	1.0265
R2	0.9502	1.0439
R3	0.9644	1.0408
R4	0.8976	0.8955
R5	1.0053	0.9806
R6	1.0053	0.9429
R7	0.8965	0.9043
R8	0.9672	1.0265
R9	0.9019	0.8262
HS	1.0956	1.0238
S1	1.1428	1.0655
S2	1.0303	1.0296
S3	1.0559	1.0530
S4	0.9459	0.9332
S5	0.9007	0.8377
S6	1.0840	1.0232
S7	1.0260	1.0211
S8	1.0169	0.9806
S9	1.0169	0.9429
HT	1.0769	1.0408
T1	1.0826	1.0408
T2	1.0885	1.0408
T3	1.0192	1.0235
T4	1.0147	1.0214
T5	1.0115	1.0412
T7	0.9257	0.9867
T8	1.0144	0.9855
T9	1.0388	1.0278
TA	0.9797	0.9879
TB	0.9914	0.9767
TC	1.0076	0.9770
HU	1.0365	1.0503
U1	1.0243	0.9937
U2	0.9590	0.9429
U3	0.9590	0.9697
U4	1.0863	1.0256
U5	0.9490	1.0442
U6	0.9584	1.0326
U7	0.9772	1.0299
U8	1.0277	1.0442
U9	1.0320	1.0524
HV	1.0925	1.0454
HW	1.0536	0.9697
W1	1.0242	0.9697
W2	1.0232	1.0211

Plan	Prof Factor	Inst Factor
W3	0.9493	1.0487
W4	0.9328	0.9910
W5	1.0371	1.0329
W6	0.9516	0.9840
W7	0.9760	1.0156
W8	1.0002	1.0408
W9	0.9021	1.0408
HX	0.9459	0.9320
X1	0.9493	0.8699
X2	0.9575	0.9320
X3	0.9459	0.9429
X4	0.9581	0.9426
X5	1.0164	1.0320
X6	1.0127	1.0408
X7	0.8965	0.9803
X8	1.0155	0.9809
X9	0.8965	0.9645
HY	0.8965	0.8934
Y1	0.8993	0.9627
Y2	0.8965	0.9317
Y3	0.8965	1.0028
Y4	0.9081	1.0028
Y5	0.9487	0.9630
Y6	0.8965	0.9426
Y7	1.0107	0.9806
Y8	1.0252	1.0408
Y9	1.0260	1.0211
ZA	1.0499	0.9654
ZB	0.9797	0.8660
ZC	1.0499	0.9654
ZG	0.9797	0.9654
ZK	1.0499	0.9764
ZM	1.1005	0.9882
ZN	0.9797	0.9764
ZO	0.9217	0.9764
ZS	1.0615	0.9770
ZZ	0.9922	0.9770
1A	0.9987	1.0198
1B	1.0343	1.0232
1C	1.0385	1.0256
1D	0.9709	1.0423
1E	1.0348	1.0271
1F	1.0348	1.0232
1G	1.0348	1.0220
1H	1.0348	0.9469
1J	1.0348	1.0393
1K	1.0198	1.0271
1L	1.0368	1.9803
1M	1.0274	1.0083
1N	1.0274	1.0423
1P	1.0243	0.9803
1Q	1.0274	0.9469
1R	1.0996	1.0423
1S	0.9709	1.0049
1T	0.9627	1.0049
1U	0.9271	1.0031
1V	1.0232	1.0214
1W	0.9678	0.9803
1X	1.0243	0.9803
1Y	1.0956	1.0423
1Z	1.0192	1.0049
2A	0.9709	0.9469
2B	1.1377	1.0074
2C	1.1377	1.0074
2D	0.9405	1.0056
2E	1.0956	1.0423
2F	1.0235	1.0214
6A	1.0615	0.9709
6G	0.9217	0.9654
6H	0.9797	0.9764
6R	0.9334	0.9764
6S	0.9334	0.9387
6T	0.9217	0.9764
6V	0.9217	0.9615
6W	0.9700	0.9797
6Z	0.9252	0.8657
7C	0.9811	0.9764
7E	0.9854	0.9770
7F	0.8723	0.9000
7G	1.0499	0.9764
7H	0.9217	0.9079
7I	0.9854	0.9770
7J	0.8723	0.9000
7K	0.9811	0.9764
7L	1.0053	0.9882
7M	0.9797	0.9764
7N	0.9794	0.9764
7O	0.8729	0.9764
7Q	0.9217	0.9764
7R	0.9797	0.9764
7S	0.8723	0.9384
7T	0.9217	0.9466
7U	0.9618	0.9764
7V	0.9811	0.9387
7W	0.9232	0.9387
7X	1.1155	0.9882
7Y	1.0363	0.9882
7Z	0.9217	0.9764
9A	0.9797	0.9764
9B	0.9914	0.9764
9C	0.9735	0.9764
9E	0.9968	0.9770
9F	1.0615	0.9764
9G	0.9945	0.9764
9H	0.9530	0.9764
9I	0.9820	0.9764
9J	0.8766	0.8313
9M	0.9928	0.9764
9N	0.9334	0.9387
9O	0.9368	0.9764
9P	1.0007	0.9785
9Q	0.9914	0.9764
9R	0.9959	0.9837
9S	0.9914	0.9764
9T	0.9792	0.9767
9U	0.9789	0.9803
9W	0.9217	0.9565
9X	0.8840	0.9764

A.3 Benefit Plan Factors for PPG Capitation and Hospital Capitation Effective January 1, 1998

Small Group HMO

Plan	Prof Factor	Inst Factor
C4	0.7692	0.7857
C5	0.6886	0.7740
Q1	0.9857	0.9697
Q2	0.9285	0.9315
Q3	0.8792	0.8692
Q4	0.8447	0.8206
Q5	1.0160	1.0230
Q6	0.9095	1.0076
Q7	0.8447	0.8206
Q8	0.9285	0.9697
QT	0.7737	0.7841
QU	0.6971	0.7709
QV	0.6903	0.7302
QW	0.6903	0.7302
QX	0.7237	0.7808
QY	0.7617	0.7864
QZ	0.7617	0.7864
V1	1.0104	0.9940
V2	0.9409	0.9853
V3	0.8406	0.9783

Individual HMO

Plan	Prof Factor
Shasta 5	0.9886
Shasta 7	0.9639
HMO Advantage 10	0.9124
Shasta 15	0.8616
Shasta Classic	0.8054

Medicare Supplement HMO

Plan	Prof Factor
Medicare Conversion Plan 1	1.2467
Medicare COB $0 Copay	1.1604
Medicare COB $5 and up Copay	0.6676

Medicare Supplement POS

Plan	Prof Factor
POS Medicare COB $0 Copay	1.1604
POS Medicare COB $5 and up Copay	0.6676

A.4 Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets

Effective July 1, 1998

Standard HMO

Plan	Prof Factor	Inst Factor
HA	1.0754	0.9716
A1	1.0869	0.9752
A2	1.0754	0.9791
A3	1.0843	0.9830
A4	1.0754	0.9791
A5	1.0869	0.9782
A6	1.0042	0.9716
A7	0.9457	0.9345
A8	1.0901	1.0387
A9	1.0420	1.0387
HB	1.0042	0.8737
BB	1.0042	0.8746
B1	0.8999	0.8303
B2	0.8999	0.8300
B3	0.8999	0.8303
B4	0.9019	0.8291
B5	0.8999	0.8377
B6	1.0042	0.8812
B7	0.9745	1.0285
B8	0.9607	1.0163
B9	0.9647	1.0387
HC	1.0855	1.0139
C1	1.0783	1.0139
C2	1.0967	1.0252
C3	1.0071	1.0139
C6	1.0103	1.0387
C7	1.0855	1.0211
C8	0.9457	0.9758
C9	0.9042	1.0387
HD	1.1174	1.0211
D1	1.0783	1.0211
D2	1.0255	1.0303
D3	0.9002	0.8300
D4	0.9492	0.8731
D5	0.9575	0.9791
D6	0.9457	0.9570
D7	0.9659	1.0306
D8	1.0316	1.0199
D9	1.0466	1.0456
HE	1.0?25	1.0431
E1	1.0?26	0.9746
E2	0.9860	1.0387
E3	1.0071	0.9791
E4	0.9486	0.99?0
E5	1.0587	1.0417
E6	0.9639	0.9746
E7	0.9999	1.0417
E8	1.0183	1.0235
E9	0.9734	0.9791
EA	0.9716	1.0350
EB	0.9033	0.8215
EC	0.9607	1.0386
ED	1.0056	0.9926
EE	1.0079	0.9811
EF	1.0482	1.0419
EG	1.0002	1.0419
EH	0.9490	1.0204
EI	0.9916	0.9775
EJ	1.0582	1.0477
EK	0.9179	1.0386
EL	1.0528	0.9760
EM	0.9490	1.0489
EN	0.9799	0.9748
EO	0.9762	0.9978
EP	0.9333	0.9745
EQ	0.9782	1.0253
ES	0.9730	1.0413
HF	0.9618	1.0088
F1	1.0169	1.0112
F2	1.0172	0.9764
F3	1.0074	0.9791
F4	0.9820	1.0345
F5	1.0284	0.9788
F6	1.0077	1.0387
F7	1.1102	0.9908
F8	0.9041	0.9727
F9	1.0532	1.0423
FA	1.0285	1.0356
FB	1.0313	1.0501
FC	1.0199	1.0386
FD	1.0345	1.0380
FE	0.9647	1.0356
FF	0.9716	1.0410
FG	0.9647	1.0032
FH	0.9725	1.0356
FI	0.9762	1.0356
FJ	0.9213	1.0356
FK	0.9762	0.9902
FL	0.9213	0.9588
HG	1.0042	0.9716
G1	0.9457	0.9716
G2	1.0042	0.9791
G3	1.0160	0.9791
G4	0.9457	0.9791
G5	0.8986	0.9713
G6	1.0172	1.0336
G9	1.0042	0.9791
I3	0.9645	1.0455
I4	0.9004	0.8366
I5	0.9553	1.0108
I6	1.0451	0.9548
I7	1.0516	1.0425
I8	0.9573	1.0247
I9	0.9893	1.0386
J3	1.0301	0.9896
J4	1.0301	0.9896
J5	1.0134	0.9794
J6	0.9765	0.9818
J7	0.9806	1.0318
J8	0.9783	0.9869
J9	1.1627	1.0642
HK	1.0855	1.0393
K1	1.0146	1.0390
K2	0.9719	0.9791
K3	1.0247	1.0393
K4	1.0973	1.0390
K6	0.9699	1.0399
K7	0.9941	1.0196
K8	0.9584	1.0205
K9	0.9457	0.9570
KI	0.9647	1.0362
KJ	1.0285	1.0362
KK	0.9762	0.9911
KL	0.9633	1.0104
KM	0.9327	1.0362
L1	0.9941	1.0420
L2	0.9587	0.9791
L3	0.9598	0.9791
L4	0.9074	0.9788
L5	0.9460	0.9803
L6	1.0045	0.9803
L7	1.0345	0.9800
L8	1.0201	0.9716
L9	0.9558	1.0390
HM	1.1708	1.0585
M1	0.9794	1.0396
M2	1.1857	1.0585
M3	1.0077	1.0393
M4	1.0077	1.0423
M5	1.0252	1.0246
M6	0.9584	0.9659
M7	0.9492	0.8755
M8	1.0172	1.0390
M9	1.0783	1.0390
HN	1.0074	1.0387
N1	1.0226	1.0405
N2	1.0131	1.0387
N3	1.0169	1.0399
N4	1.0071	1.0211
N5	1.0074	1.0211
N6	1.0189	1.0211
N7	1.0192	1.0387
N8	1.0365	1.0366
N9	1.0131	1.0240
HO	0.9489	1.0387
O1	0.9604	1.0387
O2	0.9604	1.0016
O3	0.9581	1.0399
O4	1.0189	1.0016
O5	0.9486	1.0064
O6	1.0388	1.0516
O7	1.0411	1.0372
O8	1.0056	0.9746
O9	0.9751	1.0399
HP	1.0068	1.0139
P1	1.0166	1.0172
P2	0.9071	0.9417
P3	0.9515	0.9791
P4	1.0077	1.0495
P5	0.8956	0.9740
P6	1.1025	0.9866
P7	1.0252	1.0387
P8	0.9800	0.9899
P9	1.0175	0.9872
HR	1.1708	1.0600
R1	1.0258	1.0243
R2	0.9503	1.0417
R3	0.9647	1.0387
R4	0.8967	0.8980
R5	1.0056	0.9791
R6	1.0056	0.9420
R7	0.8956	0.9039
R8	0.9670	1.0243
R9	0.9010	0.8300
HS	1.0973	1.0220
S1	1.1445	1.0660
S2	1.0324	1.0309
S3	1.0569	1.0507
S4	0.9457	0.9357
S5	0.8999	0.8380
S6	1.0872	1.0211
S7	1.0267	1.0208
S8	1.0175	0.9791
S9	1.0175	0.9420
HT	1.0783	1.0387
T1	1.0840	1.0387
T2	1.0901	1.0387
T3	1.0198	1.0232
T4	1.0152	1.0211
T5	1.0123	1.0396
T7	0.9264	0.9887
T8	1.0160	0.9872
T9	1.0408	1.0291
TA	0.9799	0.9866
TB	0.9916	0.9748
TC	1.0079	0.9781
HU	1.0376	1.0486
U1	1.0252	0.9926
U2	0.9590	0.9720
U3	0.9590	0.971?
U4	1.0878	1.0238
U5	0.9492	1.0?56
U6	0.9584	1.0306
U7	0.9771	1.0312
U8	1.0284	1.0420
U9	1.0327	1.0501
HV	1.0941	1.0432
HW	1.0546	0.9716
W1	1.0454	0.9716
W2	1.0238	1.0211
W3	0.9495	1.0465
W4	0.9322	0.9929
W5	1.0379	1.0342
W6	0.5615	0.9821
W7	0.9763	1.0154

Standard HMO

Plan	Prof Factor	Inst Factor
W8	1.0007	1.0390
W9	0.9013	1.0390
HX	0.9457	0.9345
X1	0.9492	0.87?4
X2	0.9572	0.9345
X3	0.9457	0.9420
X4	0.9584	0.9420
X5	1.0172	1.0300
X6	1.0134	1.0387
X7	0.8956	0.9788
X8	1.0160	0.9794
X9	0.8956	0.9665
HY	0.8956	0.8965
Y1	0.8985	0.9618
Y2	0.8956	0.9342
Y3	0.8956	1.0013
Y4	0.9074	1.0013
Y5	0.9489	0.9620
Y6	0.8956	0.9417
Y7	1.0111	0.9791
Y8	1.0258	1.0387
Y9	1.0264	1.0208
ZA	1.0509	0.9674
ZB	0.9800	0.8695
ZC	1.0509	0.9674
ZG	0.9800	0.9674
ZK	1.0509	0.9749
ZM	1.1022	0.9863
ZN	0.9800	0.9749
ZO	0.9215	0.9749
ZS	1.0627	0.9755
ZZ	0.9924	0.9788
1A	1.0022	1.0214
1B	1.0382	1.0246
1C	1.0428	1.0270
1D	0.9742	1.0438
1E	1.0388	1.0285
1F	1.0388	1.0246
1G	1.0388	1.0235
1H	1.0388	0.9498
1J	1.0391	1.0408
1K	1.0258	1.0285
1L	1.0445	0.9818
1M	1.0316	1.0100
1N	1.0316	1.0438
1Q	1.0316	0.9498
1R	1.1048	1.0438
1S	0.9742	1.0067
1T	0.9659	1.0067
1U	0.9299	1.0052
1V	1.0273	1.0235
1W	0.9711	0.9818
1X	1.0284	0.9818
1Y	1.1004	1.0438
1Z	1.0232	1.0073
2A	0.9742	0.9498
2B	1.1465	1.0088
2C	1.1465	1.0088
2D	0.9431	1.0085
2E	1.1004	1.0438
2F	1.0275	1.0229
6A	1.0627	0.9710
6G	0.9215	0.9674
6H	0.9803	0.9749
6R	0.9330	0.9749
6S	0.9330	0.9378
6T	0.9215	0.9749
6V	0.9215	0.9603
6W	0.9702	0.9779
6Z	0.9250	0.8692
7C	0.9814	0.9749
7E	0.9858	0.9755
7F	0.8714	0.8998
7G	1.509	0.9749
7H	0.9215	0.9069
7I	0.9858	0.9755
7J	0.8714	0.8998
7K	0.9814	0.9749
7L	1.0062	0.9863
7M	0.9800	0.9749
7N	0.9797	0.9749
7O	0.8714	0.9746
7Q	0.9215	0.9749
7R	0.9800	0.9749
7S	0.8711	0.9375
7T	0.9215	0.9456
7U	0.9621	0.9749
7V	0.9814	0.9378
7W	0.9229	0.9378
7X	1.1172	0.9867
7Z	0.9215	0.9782
9A	0.9800	0.9749
9B	0.9918	0.9749
9C	0.9739	0.9749
9E	0.9970	0.9788
9F	1.0627	0.9749
9G	0.9950	0.9749
9H	0.9535	0.9746
9I	0.9823	0.9749
9J	0.8767	0.8318
9M	0.9933	0.9749
9N	0.9330	0.9378
9O	0.9365	0.9749
9P	1.0010	0.9803
9Q	0.9918	0.9782
9R	0.9961	0.9854
9S	0.9918	0.9782
9T	0.9800	0.9752
9U	0.9791	0.9788
9W	0.9215	0.9552
9X	0.8836	0.9745
9Y	1.0449	0.9597

A.4 Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets Effective July 1, 1998

Small Group HMO

Plan	Prof Factor	Inst Factor
C4	0.7696	0.7841
C5	0.6881	0.7728
Q1	0.9862	0.9700
Q2	0.9282	0.9324
Q3	0.8783	0.8711
Q4	0.8430	0.8233
Q5	1.0165	1.0212
Q6	0.9088	1.0059
Q7	0.8430	0.8233
Q8	0.9282	0.9700
QT	0.7766	0.7825
QU	0.6991	0.7696
QV	0.6922	0.7325
QW	0.6922	0.7325
QX	0.7261	0.7823
QY	0.7647	0.7876
QZ	0.7647	0.7876
V1	1.0111	0.9926
V2	0.9421	0.9829
V3	0.8417	0.9762

Individual HMO

Plan	Prof Factor	Inst Factor
Shasta 5	0.9656	0.8895
Shasta 7	0.9412	0.8810
HMO Advantage 10	0.8901	0.8872
Shasta 15	0.8399	0.8644
Shasta Classic	0.7842	0.7665

Medicare Supplement HMO

Plan	Prof Factor
Medicare Conversion Plan J	1.2513
Medicare COB $0 Copay	1.1627
Medicare COB $5 and up Copay	0.6580

Medicare Supplement POS

Plan	Prof Factor
POS Medicare COB $0 Copay	1.1627
POS Medicare COB $5 and up Copay	0.6580

A.5 Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets Effective September 1, 1998

Standard HMO

Plan	Prof Factor	Inst Factor
HA	1.0595	0.9673
A1	1.0628	0.9725
A2	1.0595	0.9776
A3	1.0619	0.9810
A4	1.0595	0.9776
A5	1.0628	0.9752
A6	1.0047	0.9673
A7	0.9500	0.9295
A8	1.0776	1.0076
A9	1.0257	1.0076
HB	1.0047	0.8655
BB	0.0047	0.8655
B1	0.9198	0.8254
B2	0.9198	0.8252
B3	0.9198	0.8254
B4	0.9198	0.8460
B5	0.9198	0.8357
B6	1.0047	0.8758
B7	0.9743	1.0085
B8	0.9644	0.9941
B9	0.9690	1.0076
HC	1.0639	0.9919
C1	1.0613	0.9919
C2	1.0668	1.0032
C3	1.0066	0.9919
C6	1.0162	1.0076
C7	1.0639	1.0022
C8	0.9163	0.9695
C9	0.9243	1.0076
HD	1.0807	1.0031
D1	1.0613	1.0022
D2	1.0182	1.0041
D3	0.9327	0.8259
D4	0.9638	0.8651
D5	0.9599	0.9776
D6	0.9566	0.9521
D7	0.9897	1.0074
D8	1.0189	1.0056
D9	1.0319	1.0076
HE	1.0286	1.0105
E1	1.0137	0.9737
E2	0.9836	1.0050
E3	1.0064	0.9776
E4	0.9581	0.9706
E5	1.0403	1.0037
E6	0.9656	0.9737
E7	0.9905	1.0037
E8	1.0180	0.9985
E9	0.9690	0.9801
EA	0.9755	1.0033
EB	0.9023	0.8278
EC	0.9604	1.0076
ED	1.0061	0.9805
EE	0.9951	0.9793
EF	1.0307	1.0063
EG	1.0307	1.0063
EH	0.9585	1.0018
EI	0.9966	0.9805
EJ	1.0329	1.0118
EK	0.9310	1.0050
EL	1.0481	0.9786
EM	0.9714	1.0135
EN	0.9934	0.9778
EO	0.9727	0.9633
EP	0.9486	0.9777
EQ	0.9740	1.0035
ES	0.9796	1.0076
HF	0.9682	0.9875
F1	1.0230	0.9893
F2	1.0084	0.9737
F3	1.0071	0.9776
F4	0.9731	1.0074
F5	1.0087	0.9780
F6	1.0195	1.0076
F7	1.0804	0.9903
F8	0.8346	0.8083
F9	1.0350	1.0037
FA	1.0203	1.0008
FB	1.0213	1.0145
FC	1.0234	1.0039
FD	1.0241	1.0023
FE	0.9727	1.0008
FF	0.9709	1.0062
FG	0.9694	0.9858
FH	0.9708	1.0008
FI	0.9727	1.0008
FJ	0.9260	1.0008
FK	0.9727	0.9581
FL	0.9260	0.9633
HG	1.0047	0.9673
G1	0.9566	0.9673
G2	1.0047	0.9776
G3	1.0080	0.9776
G4	0.9566	0.9776
G5	0.9095	0.9671
G6	1.0231	0.9967
G9	1.0047	0.9776
I3	0.9909	1.0106
I4	0.9198	0.8442
I5	0.9677	1.0044
I6	1.0338	0.9745
I7	1.0022	1.0076
I8	0.9746	0.9916
I9	0.9851	1.0037
J3	1.0165	0.9819
J4	1.0108	0.9849
J5	1.0071	0.9778
J6	0.9714	0.9783
J7	0.9756	1.0085
J8	0.9666	0.9839
J9	1.1169	1.0283
HK	1.0784	1.0076
K1	1.0236	1.0076
K2	0.9663	0.9801
K3	1.0255	1.0080
K4	1.0817	1.0076
K6	0.9782	1.0054
K7	0.9845	0.9966
K8	0.9749	0.9844
K9	0.9566	0.9521
KI	1.0236	1.0010
KJ	1.0203	1.0010
KK	0.9727	0.9583
KL	0.9763	0.9864
KM	0.9260	1.0010
L1	0.9825	1.0061
L2	0.9599	0.9777
L3	0.9566	0.9777
L4	0.9128	0.9774
L5	0.9695	0.9776
L6	1.0177	0.9776
L7	1.0424	0.9756
L8	1.0243	0.9673
L9	0.9755	1.0076
HM	1.1360	1.0225
M1	0.9825	1.0061
M2	1.1361	1.0225
M3	1.0195	1.0108
M4	1.0195	1.0076
M5	1.0124	1.0054
M6	0.9749	0.9175
M7	0.9671	0.8754
M8	1.0231	1.0074
M9	1.0743	1.0078
HN	1.0195	1.0076
N1	1.0246	1.0076
N2	1.0211	1.0076
N3	1.0230	1.0076
N4	1.0066	1.0022
N5	1.0082	1.0022
N6	1.0099	1.0022
N7	1.0228	1.0076
N8	1.0294	1.0033
N9	1.0207	0.9916
HO	0.9714	1.0076
O1	0.9747	1.0076
O2	0.9714	0.9676
O3	0.9749	1.0076
O4	1.0095	0.9676
O5	0.9584	0.9864
O6	1.0327	1.0149
O7	1.0317	1.0033
O8	1.0050	0.9733
O9	0.9822	1.0076
HP	1.0049	0.9919
P1	1.0121	0.9949
P2	0.9030	0.9396
P3	0.9649	0.9776
P4	1.0195	1.0186
P5	0.9095	0.9731
P6	1.0823	0.9838
P7	1.0273	1.0076
P8	0.9614	0.9828
P9	1.0165	0.9833
HR	1.1304	1.0233
R1	1.0121	1.0052
R2	0.9749	1.0076
R3	0.9909	1.0076
R4	0.9003	0.9029
R5	1.0047	0.9777
R6	1.0047	0.9399
R7	0.8997	0.9025
R8	0.9640	1.0052
R9	0.9198	0.8412
HS	1.0817	1.0022
S1	1.0973	1.0283
S2	1.0259	1.0091
S3	1.0485	1.0156
S4	0.9629	0.9295
S5	0.9198	0.8442
S6	1.0658	1.0022
S7	1.0085	1.0000
S8	1.0080	0.9777
S9	1.0080	0.9399
HT	1.0743	1.0076
T1	1.0759	1.0076
T2	1.0776	1.0076
T3	1.0187	0.9985
T4	1.0156	0.9985
T5	1.0212	1.0078
T7	0.9229	0.9673
T8	1.0086	0.9833
T9	1.0245	1.0079
TA	0.9966	0.9894
TB	0.9929	0.9778
TC	1.0104	0.9780
HU	1.0443	1.0165
U1	1.0260	0.9805
U2	0.9599	0.9399
U3	0.9599	0.9673
U4	1.0778	1.0022
U5	0.9714	1.0106
U6	0.9750	1.0074
U7	0.9731	1.0085
U8	1.0263	1.0080
U9	1.0210	1.0141
HV	1.0907	1.0107
HW	1.0524	0.9681
W1	1.0542	0.9681
W2	1.0067	1.0000

Standard HMO

Plan	Prof Factor	Inst Factor
W3	0.9715	1.0128
W4	0.9287	0.9680
W5	1.0266	1.0095
W6	0.9649	0.9806
W7	0.98?9	0.9941
W8	1.0162	0.9776
W9	0.9112	0.9774
HX	0.9500	0.9295
X1	0.9638	0.8651
X2	0.9533	0.9295
X3	0.9500	0.9398
X4	0.9821	0.9058
X5	1.0231	1.0074
X6	1.0240	1.0076
X7	0.9095	0.9774
X8	1.0043	0.9779
X9	0.9095	0.9627
HY	0.8997	0.8921
Y1	0.9145	0.9280
Y2	0.8997	0.9293
Y3	0.9145	0.9674
Y4	0.9178	0.9674
Y5	0.9714	0.9282
Y6	0.8997	0.9396
Y7	1.0047	0.9776
Y8	1.0228	1.0076
Y9	0.9985	1.0000
ZA	1.0481	0.9673
ZB	0.9934	0.8655
ZC	1.0481	0.9673
ZG	0.9934	0.9673
ZK	1.0481	0.9776
ZM	1.0941	0.9903
ZN	0.9934	0.9776
ZO	0.9452	0.9776
ZS	1.0514	0.9776
ZZ	0.9870	0.9780
1A	0.9803	0.9966
1B	1.0012	1.0012
1C	1.0311	1.0012
1D	0.9805	1.0064
1E	1.0186	1.0056
1F	1.0152	1.0012
1G	1.0149	1.0004
1H	1.01?2	0.9228
1J	1.0295	1.0064
1K	1.0138	1.0056
1L	1.0292	1.0021
1M	1.0152	0.9854
1N	1.0295	1.0064
1P	1.0152	1.0012
1Q	1.0152	0.9228
1R	1.0863	1.0064
1S	0.9661	0.9820
1T	0.9629	0.9820
1U	0.9208	0.9617
1V	1.0337	0.9678
1W	0.9661	1.0012
1X	1.0187	1.0012
1Y	1.0710	1.0012
1Z	1.0119	0.9582
2A	0.9661	0.9228
2B	1.0963	1.0053
2C	1.0963	1.0053
2D	0.9181	0.9228
2E	1.0710	1.0012
2F	1.0091	1.0000
6A	1.0514	0.9725
6G	0.9452	0.9673
6H	1.0047	0.9776
6R	0.9485	0.9776
6S	0.9452	0.9398
6T	0.9452	0.9776
6V	0.9452	0.9625
6W	0.9851	0.9819
6Z	0.9524	0.8651
7C	0.9934	0.9776
7E	0.9987	0.9776
7F	0.8921	0.90?5
7G	1.0481	0.9776
7H	0.9452	0.9319
7I	0.9988	0.9776
7J	0.8921	0.9025
7K	0.9934	0.9777
7L	1.0334	0.9903
7M	0.9934	0.9777
7N	0.9836	0.9779
7O	0.8981	0.9774
7Q	0.9452	0.9776
7R	0.9934	0.9777
7S	0.8884	0.9396
7T	0.9452	0.9474
7U	0.9934	0.9776
7V	0.9934	0.9399
7W	0.9452	0.9399
7X	1.0942	0.9903
7Y	1.0334	0.9903
7Z	0.9452	0.9776
9A	0.9934	0.9776
9B	0.9967	0.9776
9C	0.9967	0.9776
9E	0.9908	0.9780
9F	1.0514	0.9776
9G	1.0012	0.9776
9H	0.9967	0.9805
9I	0.9934	0.9777
9J	0.9084	0.8363
9M	0.9967	0.9777
9N	0.9485	0.9398
9O	0.9560	0.9776
9P	0.9876	0.9795
9Q	0.9967	0.9776
9R	0.9970	0.9849
9S	0.9967	0.9776
9T	0.9934	0.9778
9U	0.9866	0.9811
9W	0.9460	0.9592
9X	0.9014	0.9776
9Y	1.0327	0.9334

A.5 Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets Effective
September 1, 1998

Small Group HMO

Plan	Prof Factor	Inst Factor
C4	0.9958	1.0075
C5	0.9016	0.9893
Q1	0.9877	0.9749
Q2	0.9350	0.9367
Q3	0.8834	0.8703
Q4	0.8346	0.8179
Q5	0.9958	1.0103
Q6	0.9016	0.9921
Q7	0.8346	0.8179
Q8	0.9350	0.9747
QT	0.9867	1.0057
QU	0.8977	0.9898
QV	0.9001	0.9297
QW	0.9001	0.9297
QX	0.9476	0.9927
QY	0.9960	1.0086
QZ	0.9960	1.0086
V1	0.9926	0.9833
V2	0.9291	0.9335
V3	0.8135	0.8226

Individual HMO

Plan	Prof Factor	Inst Factor
Shasta 5	0.9656	0.8895
Shasta 7	0.9412	0.8810
HMO Advantage 10	0.8901	0.8872
Shasta 15	0.8399	0.8644
Shasta Classic	0.7842	0.7665

Medicare Supplement HMO

Plan	Prof Factor
Medicare Conversion Plan	1.2018
Medicare COB $0 Copay	1.1169
Medicare COB $5 and up Copay	0.6326

Medicare Supplement POS

Plan	Prof Factor
POS Medicare COB $0 Copay	1.1169
POS Medicare COB $5 and up Copay	0.6326

A.6 Benefit Plan Factors for PPG Standard POS Capitation Effective January 1, 1998

Standard POS

Plan	Prof Factor
AA	0.9217
AD	0.9217
AG	0.8723
AH	0.9217
AJ	0.8723
AW	0.9217
BA	0.9357
BC	0.9644
BD	0.9334
BE	0.9459
BF	0.8723
BG	0.8965
BH	0.9334
BI	0.9607
BJ	0.9607
BK	1.0184
BL	0.9942
BM	1.0036
BN	0.8965
BO	0.9629
BP	0.8965
BQ	0.9820
BR	0.9820
BS	0.9348
BT	0.8854
BU	0.9607
BV	0.9030
BW	0.9655
BX	0.9220
BY	0.9612
BZ	0.9553
CA	1.0004
CB	1.0121
CC	0.9763
CD	0.9879
CE	0.9425
CF	0.9541
CG	0.9183
CH	0.9300
CI	0.8916
CJ	0.9033
CK	0.8675
CL	0.8791
CM	0.8499
CN	0.8615
CO	0.8257
CP	0.8374
DA	0.9499
DB	0.9607
DC	0.9459
DD	0.8965
DE	0.9490
DF	0.9490
DG	0.8996
DH	0.9459
DI	0.9459
DJ	0.8965
DK	0.8965
DL	0.9490
DM	0.8965
DN	0.8541
DO	0.9658
DP	0.9897
DQ	0.9729
DR	0.9334
DS	0.9607
DT	0.9081
DU	0.8840
DV	0.9851
DW	0.9607
DX	0.9220
DY	0.9459
DZ	1.0024
FN	0.9928
FO	0.9928
FP	0.9436
FQ	0.9436
FR	0.9902
FS	0.9851
FT	0.9843
FU	0.9939
FV	0.9825
FW	0.9885
FX	0.9806
FY	0.9516
FZ	0.9567
GA	0.9334
GB	0.8965
GK	0.9459
KA	0.9939
KB	0.9616
KC	1.0027
LA	0.9487
LB	0.9459
LC	0.9459
LD	0.9487
LE	0.9487
LF	0.9487
LG	0.8993
LH	0.9459
LI	0.9487
LJ	0.8993
LK	0.8723
LL	0.9459
LM	0.9217
LN	0.9487
LP	0.9459
LQ	0.8993
LR	0.9487
LS	0.8965
LT	0.8572
LU	0.8965
LV	0.9487
LW	0.9487
LX	0.8965
LY	0.9575
LZ	0.8541
NP	0.9897
OA	0.9234
OB	0.9217
OC	0.9217
OD	0.9092
OE	0.9036
OF	0.9490
OG	0.9655
OK	0.8723
OL	0.9217
OM	0.9217
ON	0.9217
OO	0.9217
OP	0.9217
OQ	0.9217
OR	0.9578
OS	0.9217
OT	1.0178
OU	0.9575
OV	0.9107
OW	0.9217
OX	0.9217
OY	0.9217
OZ	0.9217
PA	0.9217
PB	0.9067
PC	0.9232
PD	0.8737
PE	0.9217
PF	0.9914
PG	1.0522
PH	0.9612
PI	0.9655
PJ	0.9487
PK	0.9459
PL	0.9183
PM	0.9334
PN	0.9217
PO	0.9334
PP	1.0701
PQ	0.9217
PR	0.9334
PS	1.0013
PT	0.9183
PU	0.9297
PV	0.8979
PW	1.0269
PX	0.9490
PY	0.9590
PZ	0.9095
XA	0.9217
XB	0.8371
XC	0.9402
XD	0.9459
XE	0.9573
XF	0.9246
XG	1.1008
XI	1.1008
XJ	0.8743
XK	0.9698
XL	0.9962
XM	0.9575
XN	0.9220
XO	0.8683
XP	0.9740
XQ	0.8746
XR	0.8464
XS	0.9408
XT	0.9220
XU	0.9220
XV	0.9220
XW	0.9220
XY	0.9743

A.6 Benefit Plan Factors for PPG Small Group POS Capitation Effective January 1, 1998

Small Group POS

Plan	Prof Factor
QA	0.9857
QB	0.9285
QC	0.8447

A.7 Benefit Plan Factors for PPG Standard POS Capitation and Standard POS Shared Risk Budgets Effective July 1, 1998

Standard POS

Plan	Prof Factor	Inst Factor
AA	0.9215	0.9500
AD	0.9215	0.8996
AG	0.8714	0.9255
AH	0.9215	0.9325
AJ	0.8714	0.9242
AW	0.9215	0.9325
BA	0.9355	0.9247
BC	0.9644	0.9489
BD	0.9330	0.9489
BE	0.9457	0.9489
BF	0.8714	0.9475
BG	0.8956	0.9475
BH	0.9330	0.9486
BI	0.9607	0.9489
BJ	0.9607	0.9483
BK	1.0192	0.9504
BL	0.9947	0.9515
BM	1.0039	0.9289
BN	0.8956	0.9489
BO	0.9662	0.9478
BP	0.8956	0.9499
BQ	0.9820	0.9501
BR	0.9821	0.9501
BS	0.9345	0.8420
BT	0.8854	0.8420
BU	0.9607	0.9266
BV	0.9025	0.9286
BW	0.9653	0.9138
BX	0.9218	0.9014
BY	0.9610	0.8256
BZ	0.9552	0.9468
CA	1.0007	0.9448
CB	1.0126	0.9448
CC	0.9765	0.9448
CD	0.9881	0.9448
CE	0.9423	0.8441
CF	0.9538	0.8441
CG	0.9178	0.8441
CH	0.9296	0.8441
CI	0.8907	0.7791
CJ	0.9022	0.7791
CK	0.8662	0.7791
CL	0.8780	0.7791
CM	0.8480	0.7398
CN	0.8598	0.7398
CO	0.8238	0.7398
CP	0.8353	0.7398
DA	0.9457	0.9325
DB	0.9607	0.9489
DC	0.9458	0.9489
DD	0.8961	0.9475
DE	0.9489	0.9300
DF	0.9489	0.8996
DG	0.8992	0.9255
DH	0.9458	0.9325
DI	0.9458	0.9300
DJ	0.8961	0.9255
DK	0.8961	0.9274
DL	0.9489	0.9293
DM	0.8961	0.7851
DN	0.8535	0.7138
DO	0.9658	0.8941
DP	0.9895	0.9405
DQ	0.9730	0.9492
DR	0.9332	0.8680
DS	0.9607	0.9520
DT	0.9078	0.9481
DU	0.8835	0.9481
DV	0.9850	0.9577
DW	0.9607	0.9489
DX	0.9218	0.9300
DY	0.9458	0.9300
DZ	1.0038	0.9372
FN	0.9961	0.9247
FO	0.9961	0.9496
FP	0.9447	0.8485
FQ	0.9447	0.8471
FR	0.9915	0.9247
FS	0.9864	0.9254
FT	0.9855	0.9454
FU	0.9952	0.9499
FV	0.9858	0.9119
FW	0.9898	0.9416
FX	0.9784	0.9287
FY	0.9527	0.8970
FZ	0.9578	0.9429
GA	0.9332	0.9309
GB	0.8961	0.9499
GK	0.9457	0.9483
KA	0.9952	0.9125
KB	0.9609	0.9247
KC	1.0041	0.8643
LA	0.9489	0.9300
LB	0.9457	0.9485
LC	0.9457	0.9300
LD	0.9489	0.8996
LE	0.9489	0.9305
LF	0.9489	0.9331
LG	0.8987	0.9255
LH	0.9457	0.9325
LI	0.9489	0.9068
LJ	0.8987	0.9242
LK	0.8714	0.8677
LL	0.9457	0.9300
LM	0.9215	0.9378
LN	0.9483	0.9397
LP	0.9457	0.8996
LQ	0.8987	0.9291
LR	0.9489	0.9356
LS	0.8956	0.9255
LT	0.8558	0.7138
LU	0.8656	0.9242
LV	0.9486	0.9325
LW	0.9489	0.9325
LX	0.8956	0.7851
LY	0.9575	0.9485
LZ	0.8526	0.7138
NP	0.9895	0.9405
OA	0.9232	0.9276
OB	0.9215	0.9276
OC	0.9215	0.8420
OD	0.9085	0.8481
OE	0.9028	0.8481
OF	0.9492	0.9065
OG	0.9693	0.9138
OK	0.8714	0.8420
OL	0.9215	0.9500
OM	0.9215	0.9468
ON	0.9215	0.9276
OO	0.9215	0.9303
OP	0.9215	0.9276
OQ	0.9215	0.9300
OR	0.9575	0.8256
OS	0.9215	0.9533
OT	1.0238	0.9405
OU	0.9572	0.9484
OV	0.9100	0.9286
OW	0.9215	0.9309
OX	0.9215	0.8654
OY	0.9215	0.9276
OZ	0.9215	0.93?3
PA	0.9215	0.9323
PB	0.9062	0.8654
PC	0.9229	0.8420
PD	0.8728	0.8420
PE	0.9215	0.9465
PF	0.9918	0.9312
PG	1.0584	0.9405
PH	0.9610	0.8256
PI	0.9653	0.9099
PJ	0.9489	0.9473
PK	0.9457	0.9325
PL	0.9178	0.8680
PM	0.9330	0.9276
PN	0.9215	0.9498
PO	0.9330	0.9303
PP	1.0711	0.9405
PQ	0.9215	0.8554
PR	0.9330	0.9282
PS	1.0016	0.9014
PT	0.9178	0.8680
PU	0.9800	0.9002
PV	0.8970	0.8420
PW	1.0275	0.9511
PX	0.9492	0.9287
PY	0.9590	0.8420
PZ	0.9088	0.8420
XA	0.9215	0.8275
XB	0.8405	0.9195
XC	0.9399	0.9022
XD	0.9457	0.8328
XE	0.9569	0.7891
XF	0.9244	0.8275
XG	1.1022	0.9494
XI	1.1022	0.9298
XJ	0.8734	0.8276
XK	0.9699	0.8426
XL	1.0039	0.8972
XM	0.9572	0.9022
XN	0.9248	0.9183
XO	0.8722	0.9195
XP	0.9742	0.8661
XQ	0.8741	0.7513
XR	0.8509	0.9195
XS	0.9407	0.7837
XT	0.9218	0.9022
XU	0.9218	0.8934
XV	0.9218	0.9113
XW	0.9218	0.9229
XY	0.9744	0.8502

A.7 Benefit Plan Factors for PPG Small Group POS Capitation and Small Group POS Shared Risk Budgets
Effective July 1, 1998

Small Group POS

Plan	Prof Factor	Inst Factor
QA	0.9862	0.9427
QB	0.9282	0.8421
QC	0.8430	0.7381

A.8 Benefit Plan Factors for PPG Standard POS Capitation and Standard POS Shared Risk Budgets
Effective September 1, 1998

Standard POS

Plan	Prof Factor	Inst Factor
AA	0.9452	0.9300
AD	0.9452	0.8996
AG	0.8981	0.9255
AH	0.9452	0.9325
AJ	0.8981	0.9242
AW	0.9452	0.9325
BA	0.9480	0.9247
BC	0.9747	0.9489
BD	0.9485	0.9489
BE	0.9566	0.9489
BE	0.8981	0.9475
BG	0.9095	0.9475
BH	0.9485	0.9486
BI	0.9747	0.9489
BJ	0.9747	0.9483
BK	1.0228	0.9504
BL	0.9966	0.9515
BM	0.9904	0.9289
BN	0.9095	0.9489
BO	0.9792	0.9478
BP	0.9095	0.9499
BQ	0.9774	0.9501
BR	0.9774	0.9501
BS	0.9485	0.8420
BT	0.9014	0.8420
BU	0.9747	0.9266
BV	0.9271	0.9286
BW	0.9492	0.9138
BX	0.9452	0.9014
BY	0.9501	0.8256
BZ	0.9500	0.9468
CA	0.9950	0.9448
CB	0.9983	0.9448
CC	0.9817	0.9448
CD	0.9870	0.9448
CE	0,9432	0.8441
CF	0.9465	0.8441
CG	0.9318	0.8441
CH	0.9351	0.8441
CI	0.8924	0.7791
CJ	0.8057	0.7791
CK	0.8811	0.7791
CL	0.8844	0.7791
CM	0.8440	0.7398
CN	0.8473	0.7398
CO	0.8326	0.7398
CP	0.8359	0.7398
DA	0.9566	0.9325
DB	0.9747	0.9489
DC	0.9566	0.9489
DD	0.9095	0.9475
DE	0.9714	0.9300
DF	0.9714	0.8996
DG	0.9243	0.9255
DH	0.9566	0.9325
DI	0.9566	0.9300
DJ	0.9095	0.9255
DK	0.9095	0.9274
DL	0.9714	0.9293
DM	0.9095	0.7851
DN	0.8643	0.7138
DO	0.9795	0.8941
DP	0.9777	0.9405
DQ	0.9892	0.9492
DR	0.9485	0.8680
DS	0.9747	0.9520
DT	0.9128	0.9481
DU	0.9014	0.9481
DV	0.9788	0.9577
DW	0.9747	0.9489
DX	0.9452	0.9300
DY	0.9566	0.9300
DZ	0.9886	0.9372
FN	0.9832	0.9247
FO	0.9832	0.9496
FP	0.9347	0.8485
FQ	0.9347	0.8471
FR	0.9808	0.9247
FS	0.9621	0.9254
FT	0.9619	0.9454
FU	0.9743	0.9499
FV	0.9813	0.9119
FW	0.9667	0.9416
FX	0.9565	0.9287
FY	0.9394	0.8970
FZ	0.9421	0.9429
GA	0.9485	0.9309
GB	0.9095	0.9499
GK	0.9567	0.9483
KA	0.9823	0.9425
KB	0.9730	0.9247
KC	0.9850	0.8643
LA	0.9714	0.9300
LB	0.9566	0.9485
LC	0.9566	0.9300
LD	0.9714	0.8996
LE	0.9714	0.9305
LF	0.9714	0.9331
LG	0.9243	0.9255
LH	0.9566	0.9325
LI	0.9714	0.9068
LJ	0.9243	0.9242
LK	0.8981	0.8677
LL	0.9566	0.9300
LM	0.9452	0.9378
LN	0.9452	0.9397
LP	0.9566	0.8996
LQ	0.9243	0.9291
LR	0.9714	0.9356
LS	0.9095	0.9255
LT	0.8658	0.7138
LU	0.9095	0.9242
LV	0.9584	0.9325
LW	0.9714	0.9325
LX	0.9095	0.7851
LY	0.9599	0.9485
LZ	0.8643	0.7138
NP	0.9777	0.9105
OA	0.9452	0.9276
OB	0.9452	0.9276
OC	0.9452	0.8420
OD	0.9128	0.8481
OE	0.9112	0.8481
OF	0.9714	0.9065
OG	0.9492	0.9118
OK	0.8981	0.8420
OL	0.9452	0.9500
OM	0.9452	0.9468
ON	0.9452	0.9??6
OO	0.9452	0.9303
OP	0.9452	0.9226
QQ	0.9452	0.9300
OR	0.9460	0.8256
OS	0.9452	0.9533
OT	1.0098	0.9405
OU	0.9526	0.9484
OV	0.9124	0.9286
OW	0.9452	0.9309
OX	0.9452	0.8654
OY	0.9452	0.9276
OZ	0.9452	0.9313
PA	0.9452	0.9323
PB	0.9?07	0.8654
PC	0.9452	0.8420
PD	0.8981	0.8420
PE	0.9453	0.9465
PF	0.9960	0.9312
PG	1.0367	0.9405
PH	0.9501	0.8256
PI	0.9402	0.9099
PJ	0.9714	0.9473
PK	0.9566	0.9325
PL	0.9340	0.8680
PM	0.9485	0.9276
PN	0.9452	0.9498
PO	0.9485	0.9303
PP	1.0313	0.9405
PQ	0.9452	0.8554
PR	0.9485	0.9282
PS	0.9934	0.9014
PT	0.9340	0.8680
PU	0.9933	0.9002
PV	0.9095	0.8420
PW	1.0270	0.9511
PX	0.9714	0.9287
PY	0.9599	0.8420
PZ	0.9128	0.8420
XA	0.9452	0.8275
XB	0.8298	0.9195
XC	0.9451	0.9022
XD	0.9566	0.8328
XE	0.9422	0.7891
XF	0.9452	0.8275
XG	1.0793	0.9494
XI	1.0793	0.9298
XJ	0.8981	0.8275
XK	0.9782	0.8426
XL	0.9942	0.8972
XM	0.9451	0.9022
XN	0.9452	0.9183
XO	0.8564	0.9195
XP	0.9810	0.8661
XQ	0.8981	0.7513
XR	0.8493	0.9195
XS	0.9681	0.7837
XT	0.9452	0.9022
XU	0.9452	0.8934
XV	0.9452	0.9112
XW	0.9452	0.9229
XY	0.9752	0.8502

A.8 Benefit Plan Factors for PPG Small Group POS Capitation and Small Group POS Shared Risk Budgets
Effective September 1, 1998

Small Group POS

Plan	Prof Factor	Inst Factor
QA	0.9877	0.9427
QB	0.9360	0.8421
QC	0.8346	0.7381

B                                       Age/Sex and Benefit Plan Factors for Pharmacy Budgets:

B.1 Age/Sex Factors for Pharmacy Budgets Effective January 1, 1998

Age	Male	Female
0	0.231	0.231
1	0.366	0.366
2 - 4	0.323	0.323
5 - 9	0.289	0.289
111 - 14	0.276	0.276
15 - 19	0.408	0.408
20 - 24	0.280	0.714
25 - 29	0.382	0.868
30 - 34	0.547	0.919
35 - 39	0.756	1.067
40 - 44	0.974	1.265
45 - 49	1.295	1.654
50 - 54	1.746	2.198
55 - 59	2.133	2.573
60 - 64	2.610	3.000
65+	3.175	3.467

B.2 Benefit Plan Factors for Pharmacy Budgets Effective January 1, 1998

Plan	Factor
01	1.3376
02	0.?000
03	0.6448
04	1.1000
05	0.7255
06	1.1102
07	0.6448
08	1.1000
09	1.1000
OA	1.7495
OB	1.6378
OC	1.7578
OD	1.6457
OE	1.7827
OF	0.5134
OG	0.9368
OH	0.7255
01	0.8948
01	1.7578
OP	1.1577
OR	1.1577
OS	1.0470
OT	0.6771
OU	1.1577
OV	1.1577
OW	0.7232
OX	0.9409
OY	0.6411
OZ	1.0945
10	0.7564
11	0.5166
12	0.4105
13	0.4806
14	0.5590
16	1.0821
17	0.6411
18	0.7292
19	1.1000
1A	1.6037
1B	1.5013
1C	1.6115
1D	1.5087
1E	1.1102
1F	1.1102
1G	0.7412
1H	0.7412
1I	1.1102
1J	0.7564
K	1.1102
1L	0.8989
1M	0.7564
1N	0.8625
1O	0.6845
1P	0.5991
1Q	1.1000
1R	0.9368
1S	1.0945
1T	1.1157
1U	0.9119
1V	1.1000
1W	1.1102
1X	0.8989
1Y	1.2135
1Z	1.1000
20	0.7292
23	0.9368
24	1.1157
26	1.1000
2A	1.4635
2B	1.3699
2C	1.4704
2D	1.3768
2E	1.4912
2F	0.9409
2G	0.6448
2G	1.1000
2I	0.6448
2J	0.6882
2?	1.1761
2M	1.1157
2N	1.1157
2O	0.7412
2P	1.1577
2Q	1.1102
2R	1.1102
2S	0.8989
2T	0.7292
2U	0.8989
2V	0.7269
2W	0.8989
2X	0.6448
2Y	0.7269
2Z	1.2135
30	1.1102
31	1.1102
32	0.7255
33	0.7269
34	1.1102
35	0.1102
36	0.1102
37	0.1102
38	1.2135
39	0.8791
3A	1.3311
3B	1.2458
3C	1.3376
3D	1.2518
3E	1.3311
3F	1.3376
3G	1.3311
3?	0.8989
3J	0.8989
3K	1.1157
3L	0.6448
3M	0.8671
3N	1.2135
3O	1.4704
3P	0.8989
3Q	1.4912
3R	0.6882
3S	0.5166
3T	0.7292
3U	1.6378
3V	0.7255
3X	0.7398
3Y	0.9967
3Z	0.5590
40	0.7292
41	0.9119
42	1.1637
46	1.1637
47	1.3588
48	0.9368
49	1.2310
4A	1.2080
4B	1.1305
4E	1.2015
4F	1.2836
4G	1.1000
4H	1.1000
4I	1.1102
4K	1.0032
4L	1.0945
4M	0.9917
4N	0.9331
4P	0.9548
4Q	0.9548
4R	1.1000
4S	1.1102
4T	1.1000
4U	0.7398
4V	1.0945
4W	1.2135
4X	1.1000
4Y	0.7369
51	0.7255
52	0.7292
53	0.6448
54	0.5166
55	0.7292
56	0.6448
57	0.6166
58	0.7255
59	0.6448
5A	1.0945
5B	1.1157
5C	1.1000
5D	1.0299
5E	1.0834
5F	1.1577
5G	1.1637
5H	1.1798
5I	1.1180
5J	0.6005
5K	1.1821
5L	1.1577
5M	1.1000
5N	1.0834
5O	0.7292
5P	1.1577
5Q	0.5973
5R	0.7293
5S	0.7255
5T	1.1000
5U	1.1157
5V	1.1000
5W	1.1157
5X	0.7412
5Y	0.7412
5Z	1.7495
61	1.1102
62	1.1102
63	1.7578
64	0.9409
65	0.7202
66	1.1637
67	1.1637
68	1.1000
69	0.8989
6A	0.9917
6B	1.1157
6C	0.9967
6D	1.0945
6E	0.9750
6F	1.0424
6G	0.6005
6H	1.1577
6I	1.1102
6J	1.1102
6K	0.8989
6L	0.8989
6M	1.1180
6N	1.1180
6O	1.1102
6P	1.0424
6Q	0.9280
6R	1.1037
6S	0.8805
6T	1.1102
6U	1.1102
6V	1.1102
6W	1.1102
6X	1.1102
6Y	1.7578
6Z	1.2241
71	1.1102
72	1.1102
73	0.8948
74	1.1102
75	0.9368
76	0.8989
77	0.9368
78	0.9400
79	0.8048
7A	0.8048
7B	0.8371
7C	0.8989
7D	0.8268
7E	0.8268
7F	0.9368
7G	0.9400
7H	1.1102
7I	1.1102
7J	0.9409
7K	0.9368
7L	0.8989
7M	0.8371
7N	0.9368
7O	0.8989
7P	0.8948
7Q	0.7527
7R	1.7578
7S	1.7578
7T	1.1102
7U	1.1102
7V	1.1102
7W	1.1102
7X	1.1102
7Y	1.1102
7Z	1.7495
82	1.1000
8A	1.1102
8B	0.8989
8C	0.8948
8E	0.7869
8F	0.8404
8G	1.1102
8H	1.0032
8I	0.8989
8J	0.8989
8K	0.8989
8L	1.6115
8M	0.9986
8N	0.9548
8P	1.1000
8R	1.7864
8S	1.0618
8T	0.5590
8U	1.6346
8V	1.1637
8X	0.6448
8Y	0.7255
8Z	0.7527
91	1.2135
92	1.1577
93	0.7292
96	0.9368
9A	0.7232
9B	0.6771
9C	0.7269
9D	0.7232
9E	0.7048
9F	0.7527
9G	0.7564
9H	0.7675
9I	0.7260
9J	0.7232
9L	1.7495
9M	0.6411
9N	0.7048
9O	0.6448
9P	0.6411
9Q	0.6411
9R	0.7527
9S	0.6411
9T	0.9409
9U	1.2135
9W	0.6448
9X	1.1102
9Y	1.1000
9Z	1.0424
A1	1.7578
B1	0.7292
B2	0.7564
B3	0.7564
B4	0.7292
B5	0.8989
B6	1.1798
B7	1.1617
B8	0.7255
B9	0.7255
C2	0.6536
C3	0.6536
C5	0.9091
C7	0.7202
C8	0.7202
C9	0.7412
D1	0.7412
D2	0.7292
D3	0.7689
D4	0.7689
D5	0.7689
D6	0.7195
E2	0.7721
E3	0.8989
E5	0.7412
E7	1.1157
F1	0.7292
F3	0.7412
F4	0.7292
F7	0.7398
I2	1.0106
I3	0.6171
18	1.1798
19	0.6448
OH	0.7578
P3	0.5134
P4	0.6517
P9	1.1157
Q4	0.7255
S1	1.1277
S2	1.8025
S3	0.8768
S4	1.6378
S5	1.1102
S6	1.1102
S7	1.7578
S8	0.8768
S9	1.7495

ADDENDUM B.2

DIVISION OF RESPONSIBILITY
MATRIX OF HMO, PPG AND SHARED RISK/HOSPITAL CAPITATED SERVICES

COMMERCIAL HMO AND POINT OF SERVICE BENEFIT PROGRAMS

The following matrix outlines the division of financial responsibility between FHS, PPG and Hospital.  The matrix is in ended only as a summary guide.  The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification.

MATRIX EFFECTIVE 1/1/98 THROUGH 6/30/98
	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
AIDS - Facility Component	***	***	***
AIDS - Professional Component	***	***	***
AIDS - Drugs	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE • In Area (30 Mile Radius) • Out of Area	*** *** ***	*** *** ***	*** *** ***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS • Blood Bank • Autologous/Homologous • Storage and Collection of Blood	*** *** *** ***	*** *** *** ***	*** *** *** ***
CHEMICAL DEPENDENCY • Inpatient Facility Component • Inpatient Professional Component • Outpatient Facility Component • Outpatient Professional Component	*** *** *** *** ***	*** *** *** *** ***	*** *** *** *** ***
CHEMOTHERAPY • Drugs, including Epogen, Nupogen and adjunctive therapies • Facility Component • Professional Component	*** *** *** *** ***	*** *** *** *** ***	*** *** *** *** ***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***

R: Reinsurance purchased by PPG from FHS.  Claims shall be submitted to and processed by FHS’ Claims Dept.

***                          All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
COSMETIC SURGERY	***	***	***
(Medically Necessary)	***	***	***
• Professional Component	***	***	***
• Facility Component	***	***	***
CRITICAL CARE VISITS	***	***	***
DENTAL SERVICES	***	***	***
(When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING – Outpatient	***	***	***
Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS – In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS – Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYS1S	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
• Epogen, Nupogen	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***

R:  Reinsurance purchased by PPG from FHS.  Claims shall be submitted to and processed by FHS’ Claims Dept.

***                          All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***

INFANT APNEA MONITOR	***	***	***
INJECTIBLES, SELF ADMINISTERED	***	***	***
INPATIENT VISITS	***	***	***
IVF & GIFT	***	***	***
• Professional Component	***	***	***
• Facility Component	***	***	***
LITHOTRIPSY	***	***	***
• Professional Component	***	***	***
• Facility Component	***	***	***
MATERNITY – Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY – Inpatient, Ambulatory
Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY – Office	***	***	***

R:  Reinsurance purchased by PPG from FHS.  Claims shall be submitted to and processed by FHS’ Claims Dept.

***                          All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
PATHOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient	***	***	***
Laboratory, X-ray	***	***	***
(within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
RADIOLOGY - Inpatient, Ambulatory
Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY - Office	***	***	***
RADIOLOGY - Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to an Outpatient Office Visit:	***	***	***
Splints, Casts, Bandages, etc...	***	***	***
• Related to a Hospital Stay:	***	***	***
Surgical Supplies, Equipment, etc...	***	***	***
SUPPLIES, DIABETIC	***	***	***
• Chem. Strips, Lancet, Needles, Syringes	***	***	***

• Glucometer	***	***	***
SURGERY - Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY - Office	***	***	***
SURGERY - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***

R: Reinsurance purchased by PPG from FHS.  Claims shall be submitted to and processed by FHS’ Claims Dept.

***                          All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
TRANSPLANTS (Non-experimental)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
• Organ Procurement	***	***	***
• Covered Immunosupressives	***	***	***
TRANSPLANT EVALUATIONS	***	***	***
• Professional	***	***	***
• Facility	***	***	***
URGENT CARE VISITS – In-Area	***	***	***
URGENT CARE VISITS – Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams and Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

R: Reinsurance purchased by PPG from FHS.  Claims shall be submitted to and processed by FHS’ Claims Dept.

***                          All references to the division of responsibility have been deleted.

MATRIX EFFECTIVE 7/1/98

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAP1TATED SERVICES
AIDS - Facility Component	***	***	***
AIDS - Professional Component	***	***	***
AIDS – Drugs	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
• In Area (30 Mile Radius)	***	***	***
• Out of Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
• Blood Bank	***	***	***
• Autologous/Homologous	***	***	***
• Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
CHEMOTHERAPY	***	***	***
• Drugs, including Epogen, Nupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***
COSMETIC SURGERY	***	***	***
(Medically Necessary)	***	***	***
• Professional Component	***	***	***
• Facility Component	***	***	***
CRITICAL CARE VISITS	***	***	***
DENTAL SERVICES	***	***	***
(When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
DIAGNOSTIC TESTING - Outpatient	***	***	***
Facility & Professional	***	***	***

R: Reinsurance purchased by PPG from FHS.  Claims shall be submitted to and processed by FHS’ Claims Dept.

***                          All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS – In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS – Out of Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – In Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
• Epogen, Nupogen	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS -
Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***

INFANT APNEA MONITOR	***	***	***

R: Reinsurance purchased by PPG from FHS.  Claims shall be submitted to and processed by FHS’ Claims Dept.

***                          All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
INJECTIBLES, SELF ADMINISTERED	***	***	***
INPATIENT VISITS	***	***	***
IVF & GIFT	***	***	***
• Professional Component	***	***	***
• Facility Component	***	***	***
LITHOTRIPSY	***	***	***
• Professional Component	***	***	***
• Facility Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY - Inpatient, Ambulatory
Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY – Office	***	***	***
PATHOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient	***	***	***
Laboratory, X-ray	***	***	***
(within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***

R: Reinsurance purchased by PPG from FHS.  Claims shall be submitted to and processed by FHS’ Claims Dept.

***                          All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
RADIOLOGY - Inpatient, Ambulatory
Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY – Office	***	***	***
RADIOLOGY – Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to an Outpatient Office Visit:	***	***	***
Splints, Casts, Bandages, etc...	***	***	***
• Related to a Hospital Stay:	***	***	***
Surgical Supplies, Equipment, etc...	***	***	***
SUPPLIES, DIABETIC	***	***	***
• Chem. Strips, Lancet, Needles, Syringes	***	***	***

• Glucometer	***	***	***
SURGERY – Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY – Office	***	***	***
SURGERY – Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***
TRANSPLANTS (Non-experimental)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
• Organ Procurement	***	***	***
• Covered Immunosupressives	***	***	***
TRANSPLANT EVALUATIONS	***	***	***
• Professional	***	***	***
• Facility	***	***	***
URGENT CARE VISITS – In-Area	***	***	***
URGENT CARE VISITS – Out-of-Area	***	***	***

R: Reinsurance purchased by PPG from FHS.  Claims shall be submitted to and processed by FHS’ Claims Dept.

***                          All references to the division of responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
VISION CARE	***	***	***
• Exams and Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

R: Reinsurance purchased by PPG from FHS.  Claims shall be submitted to and processed by FHS’ Claims Dept.

***                          All references to the division of responsibility have been deleted.

ADDENDUM C

MEDICARE HEALTH MAINTENANCE ORGANIZATION (HMO) AND MEDICARE POINT OF SERVICE (POS) BENEFIT PROGRAMS

PPG understands and Agrees that the obligations of FHS set forth in this Addendum are only the obligations of Health Net thereafter “HMO”) and not the obligations of FHS or any other Affiliate of FHS.  PPG shall be compensated according to this Addendum B and this Addendum shall be applicable to only those Medicare HMO and Medicare POS Members listed on the applicable Capitation remittance summaries.  Pursuant to Section 8.18, Entire Agreement, PPG understands and agrees that the compensation and provisions under the agreement between PPG and the entity formerly known as Foundation Health, a California Health Plan, are applicable to those Medicare HMO and Medicare POS Member listed on the Foundation Health capitation remittance summary, and that the Foundation Health agreement shall remain in full force and effect for those Members until such time those Members are no longer enrolled in Foundation Health Benefit Programs.

A.            DEFINITIONS.  For purposes of this Addendum C, the definitions included herein shall have the meaning required by law to applicable Medicare Risk Programs.

1.     HCFA.  The Health Care Financing Administration which is the agency of the federal government responsible for administration of the Medicare Benefit program.

2.     Medicare Enrollment Area.  The area approved by HCFA and the State regulatory agency as the area in which HMO may market and enroll Medicare HMO and Medicare POS Members.  At any given time during the term of this Agreement, the Medicare Enrollment Area consists of the list of zip codes currently approved by HCFA and/or the State regulatory agency as the Medicare Enrollment Area.  (This is not the area for which PPG shall be responsible for “in-area” services.)

3.     Monthly Revenue.  The amount equal to the sum of the applicable HCFA payment, the county premium, if any, less specific amounts withheld to cover the actual cost of supplemental benefits that are not PPG Capitated Services, including but not limited to pharmacy, vision, and dental benefits, commissions, or taxes, if any, as set forth in Addendum C, plus POS premium, if any.  The withhold amounts shall be revised annually and Capitation adjustments made accordingly.

B.            MEDICARE HMO BENEFIT PROGRAMS.

1.             HMO Benefit Program.  The Medicare HMO Benefit Program shall apply to Medicare HMO Members; any per Member per month (“PMPM”) or any percent of Monthly Revenue calculation under Addendum C shall be based on Medicare HMO Members.

2.             Capitation: PPG Capitated Services.

2.1          Compensation for PPG Capitated Services.  As compensation for rendering PPG Capitated Services as defined herein, HMO shall pay PPG Capitation at forty-one and eighty-eight one hundredths percent (41.88%) of Monthly Revenue as set forth below for each Medicare HMO Member eligible to receive such services from PPG during any particular month.  Capitation shall be computed on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend or within two (2) days of HCFA’s payment to HMO, whichever is later.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Medicare HMO

Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

2.2          Professional Stop Loss Program.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

2.3          Compensation to Other Providers of PPG Capitated Services.  PPG shall compensate all providers of PPG Capitated Services to Medicare HMO Members assigned to PPG.  In the event that PPG does not process and pay eligible claims submitted to PPG for Capitated Services within applicable time limits, HMO may pay such claims at the lesser of HMO’s contract rate with such provider, if any, the PPG’s subcontract terms, or the provider’s billed charges.  HMO shall deduct any such claim amounts paid from PPG’s Capitation, as set forth in the Operations Manual.

2.4          Compensation for Employer Group Retirees.  As compensation for supplemental benefits sold to employer group retirees for Medicare HMO Members, HMO shall pay PPG the applicable PMPM rates as illustrated below.

Supplemental Benefit	PMPM
$ 5 office visit & specialist consultation copay waived	***
$ 5 vision and hearing exam copay waived	***
$ 20 outpatient mental health copay waived	***
$ 20 outpatient substance abuse copay waived	***

HMO shall develop and adjust supplemental benefits PMPM rates on a calendar year basis and forward such rules to PPG on or before December 15th of the prior year.

3.             Shared Risk Program.

3.1          Shared Risk Budget.  As a contingency for any PPG liability under the Shared Risk Program, HMO shall deduct zero percent (0%) of PPG’s Capitation and place such amount in the Withhold Fund as described in this Agreement.  Each month, HMO shall fund the Shared Risk Budget for each eligible Medicare HMO Member at forty-four and nine one hundredths percent (44.09%) of Monthly Revenue.

In the event the claims for Shared Risk Services exceed Shared Risk Revenue at the interim settlement date, HMO may, at its sole discretion, deduct up to *** of PPG’s Capitation for Medicare HMO Members and place such amount in the Withhold Fund as described in this Agreement, and may continue such withhold until the final Shared Risk settlement.  The Withhold fund shall accrue interest which shall be the lower of *** or the prime interest rate as stated in the Wall Street Journal, on the last business day in December of the contract year.

If, upon final Shared Risk settlement, (i) a Shared Risk gain exists, HMO shall refund the Withhold Fund, plus accrued interest, to PPG together with the PPG’s share of the gain, or (ii) a Shared Risk deficit exists, subject to Section 4.3, of the Agreement, HMO shall offset the Withhold Fund against PPG’s outstanding liability or any other amounts payable to HMO.  Any amount in the Withhold Fund not offset against such PPG liability shall be refunded to PPG at the final Risk Sharing settlement.  However, as a contingency for any PPG liability under this Shared Risk Program, HMO shall continue, at its sole discretion, to deduct up to five percent (5%) of PPG’s Capitation for Medicare HMO Members and place such amount in the Withhold Fund as described in this Agreement.

3.2          Shared Risk Budget Surplus.  In the event of a Shared Risk Budget surplus, PPG’s share of the surplus shall be limited to the lesser of (a) *** of the Shared Risk Budget surplus, or (b) an amount not to exceed *** annual gross PPG Capitation.

3.3          Shared Risk Budget Deficit.  In the event of a Shared Risk Budget deficit, PPG’s share of the deficit shall be limited to the lesser of (a) fifty percent (50%) of the Shared Risk Budget deficit, or (b) an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.

3.4          Shared Risk Reinsurance.  PPG shall participate in the Shared Risk Reinsurance program.  The cost to the PPG for the Shared Risk Reinsurance program shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed services: *** of the applicable Medicare HMO Member’s HCFA payment and county premium, if any.

Out-of-Area Emergency and Urgently Needed Services are reimbursed at *** of cost, and the remaining *** of the cost shall be charged against the Shared Risk Budget.

(b)           In-Area Shared Risk services 0.06 % of the applicable Medicare HMO Member’s HCFA payment and county premium, if any.

The cost of in-area Shared Risk services utilized by a Medicare HMO Member in a Reconciliation Period shall be charged against the Shared Risk Budget as follows: *** of any amount over ***.

4.             Pharmacy Budget.  For applicable Medicare HMO Members, each month HMO shall fund the Pharmacy Budget as set forth in this Addendum C.

5.             Quality of Care Improvement Program (QCIP).  QCIP as in the Operations Manual, rewards PPG for meeting and exceeding quality standards and Member satisfaction levels.  PPG is eligible for a lump sum award up to $ 2.00 PMPM, if performance is achieved in all categories.  The lump sum shall be payable in September following the calendar year in which the measurement was taken.  Wellness programs, as set forth in the Operations Manual, are a component of QCIP.  The above PMPM award includes funding for wellness programs.  Compensation for wellness programs for eligible PPG’s contracted with HMO for a full twelve months shall be payable at five-hundred dollars ($500.00) per class up to two-thousand dollars ($2000.00) total until two thousand (2000) Medicare HMO members.  Thereafter, for Medicare HMO Members, $  20 PMPM shall be distributed to PPG monthly with the Capitation.  HMO reserves the right to after components and measurements of QCIP annually.  Wellness programs and wellness compensation shall be subject to annual change by HMO.

C.            MEDICARE POS BENEFIT PROGRAM.

1.             POS Benefit Program.  Under a POS Benefit Program, Members may elect, at the time of obtaining each Covered Service to utilize: (i) HMO coverage through PPG; (ii) coverage by self-referring to any PPO Provider; or (iii) coverage for self-referring to non-Participating Providers in accordance with Benefit Program requirements.  Medicare HMO Members may be eligible for Medicare POS Benefit Programs.

2.             Definitions.

2.1          In-Network Services.  PPG Capitated Services and Shared Risk Services provided of arranged through PPG.

2.2          Out-of-Network Services.  In accordance with Benefit Program requirements, Covered Services provided as a result of a Members self referral to a PPO Provider, or to a non-Participating Provider.  Out-of-Network Services may be provided in-area or out-of-area.

3.             Capitation:  PPG Capitated Services.

3.1          Capitation Rate.  For Capitated Services, PPG shall be compensated for rendering professional In-Network Services to Medicare POS Members at the percent of Monthly Revenue for Medicare HMO Members as set forth in this Addendum C, less a fifty percent ( 50%) withhold (Professional Out-of-Network Withhold), for each Medicare POS Member eligible to receive such services from PPG during any particular month.

In the event PPG’s enrollment exceeds five hundred (500) Medicare POS Members, the Professional Out-of-Network Withhold percentage shall be equal to (i) PPG’s prior year’s professional Out-of-Network costs, divided by the total of PPG’s Capitation for Medicare POS Members (prior to the Professional Out-of-Network Withhold) rounded to the nearest multiple of five, plus ten percent (10%), or (ii) fifty percent (50%) if there is no prior year experience or if PPG has 500 or less Medicare POS Members.  On or before December 15th of each year, HMO shall notify PPG of PPG’s Out-of-Network experience incurred between July 1 of the previous year and June 30 of the current year and the calculation noted above, and such shall be PPG’s Professional Out-of-Network Withhold percentage for the following year.

Capitation shall be calculated on the basis of the most current information available and shall be paid by HMO by wire transfer on or before the fifteenth (15th) day of each month or the first business day following the fifteenth if the fifteenth is a holiday or on a weekend, or within two (2) days of HCFA’s payment to HMO, whichever is later.  Each Capitation payment shall be accompanied by a remittance summary.  The remittance summary identifies the total Capitation payable and those Medicare POS Members for whom Capitation is being paid.  In the event of a Capitation error, resulting in an overpayment or underpayment to PPG, HMO shall adjust subsequent Capitation to offset such error.

3.2          Professional Stop Loss Program.

(a)           In-Network Professional Stop Loss.

PPG elects not to participate in the Professional Stop Loss Program.  PPG shall provide HMO with proof of Professional Stop Loss coverage.

(b)           Out-of-Network Professional Stop Loss.  PPG’s Out-of-Network Professional Stop Loss threshold shall be twenty-five thousand dollars ($25,000) per Medicare POS Member during the calendar year.  The cost to PPG for the Out-of-Network Professional Stop Loss program shall be eighteen one hundredths percent (0.18%) of applicable Medicare POS Members HCFA payment and county premium, if any, which shall be deducted from PPG’s Out-of-Network Risk Sharing Fund.

3.3          Professional Out-of-Network Withhold Fund.  The Professional Out-of-Network Withhold Fund shall be equal to the amount withheld from POS Capitation as described above. Each year, HMO shall calculate the difference between the amount in the Professional Out-of-Network Withhold Fund and the actual claims. PPG’s share of the difference shall be fifty percent (50%). PPG shall not be subject to any downside.

4.             POS Shared Risk.

4.1          POS Shared Risk Budget.  Each month, HMO shall fund the POS Shared Risk Budget for POS Shared Risk Services, at the percent of Monthly Revenue for Medicare HMO Members as forth in this Addendum C. HMO shall calculate and pay POS Shared Risk Claims.

4.2          POS Shared Risk Budget Surplus.  In the event of a POS Shared Risk Budget surplus, PPG’s share of the surplus shall be the lesser of fifty percent (50%), or an amount not to exceed twenty percent (20%) of the annual gross PPG Capitation.

4.3          POS Shared Risk Deficit.  In the event of a POS Shared Risk Budget deficit, PPG shall not be liable for the deficit.

4.4          Shared Risk Reinsurance.  PPG shall participate in the POS Shared Risk Reinsurance Program.  The cost to the PPG for the POS Shared Risk Reinsurance Program shall be calculated as follows:

(a)           Out-of-Area Emergency and Urgently Needed Services:  0.75% at applicable Medicare POS Members HCFA payment and county premium, if any.

Out-of-Area Emergency and Urgently Needed Services are reimbursed eighty percent (80%) of cost, and the remaining twenty percent (20%) of the cost shall be charged against the POS Shared Risk Budget.

(b)           In-Network and Out-of-Network POS Shared Risk Services 0.04 % of applicable Medicare POS Member’s HCFA payment and county premium, if any.

The cost of In-Network and Out-of-Network POS Shared Risk Services during the Reconciliation Period shall be charged against the POS Shared Risk Budget as follows ten percent (10%) of any amount over one hundred fifty thousand dollars ($150,000.00).

D.            ADMINISTRATION OF SHARED RISK BUDGET FOR MEDICARE HMO AND POS.

1.             Shared Risk Administration.  Each Reconciliation Period, HMO shall calculate Shared Risk Claims in accordance with the Operations Manual and compare such claims to the corresponding Shared Risk Budget.

HMO shall perform both an interim and final settlement.  In the event any amounts remain in the Withhold Fund following the reconciliation of any shared risk program, those excess fund shall be paid in PPG by

April 30 of the following year. In the event that such claims are less than the Shared Risk Budget for the Interim Period, PPG’s share of the settlement shall be seventy-five percent (75%), subject to Section 4.3 of this Agreement.  Shared Risk Claims with dates of service within the Reconciliation Period and paid by March 31 of the following year shall be used in the calculation. Shared Risk Services incurred within the Reconciliation Period but paid after March 31 of the following year will be included in the next Reconciliation Period calculation.

2.             Pharmacy Reconciliation For Medicare HMO Members.  [This section does not apply for Medicare POS Members.] For each Reconciliation Period, HMO shall calculate pharmacy claims subject to this Program as outlined in the Operations Manual. HMO shall compare such claims to the corresponding Pharmacy Budget. In the event pharmacy claims are less than the Pharmacy Budget. PPG’s share of the Pharmacy Budget surplus shall be fifty percent (50%). In the event pharmacy claims exceed the Pharmacy Budget, PPG’s share of the Pharmacy Budget deficit shall be fifty percent (50%).  HMO shall perform an interim and final settlement for the Pharmacy Risk Sharing Program. The timing of these settlements shall correspond to the interim and final settlements of other shared risk programs. Subject to Section 4.3 of this Agreement any Pharmacy Budget deficit shall be offset against any amounts payable by HMO or any amounts remaining in the Withhold Fund, or shall be offset against Capitation.  In the event the Withhold Fund eliminates the Pharmacy Budget deficit, any amounts remaining in the Withhold Fund shall be paid to PPG within one hundred twenty (120) calendar days after the end of the Reconciliation Period.

E.            OTHER SERVICES.

1.             Contracted Services.  PPG and Member Physicians shall render Contracted Services which are not PPG Capitated Services to Members covered under this Addendum C and shall be compensated on a fee for-service basis at the rates set forth in Addendum E.  PPG shall submit claims in accordance with the terms of this Agreement.

ADDENDUM C.1

SUPPLEMENTAL BENEFITS COSTS

For purposes of calculating PPG’s Capitation, the specific amounts set forth below as a percent of the applicable HCFA payment and the county premium, if any, shall be withheld to cover the actual cost of supplemental benefits that are not PPG Capitated Services, and commissions and taxes, if any.  Such supplemental benefits may include, but are not limited to, pharmacy, vision, and dental benefits. On an annual basis, these withheld amounts shall be revised, forwarded to PPG, and incorporated into this Agreement by reference.

County	Percent
Alameda	5.71%
Butte	0.55%
Colusa	0.52%
Contra Costa	5.68%
El Dorado	5.22%
Fresno	5.11%
Glenn	0.57%
Kern	11.80%
Los Angeles	9.27%
Madera	4.90%
Marin	4.09%
Mariposa	5.42%
Napa	0.48%
Orange	10.03%
Placer	6.71%
Plumas	0.55%
Riverside	12.08%
Sacramento	6.01%
San Bernadino	11.57%
San Diego	11.27%
San Francisco	5.90%
San Joaquin	7.03%
San Luis Obispo	11.37%
San Mateo	7.16%
Santa Barbara	11.28%
Santa Clara	6.68%
Sierra	0.58%
Solano	0.59%
Sonoma	5.28%
Stanislaus	7.0? %
Sutter	0.57%
Tulare	4.91%
Ventura	11.81%
Yolo	5.35%
Yuba	0.55%

ADDENDUM C.2

PHARMACY SHARED RISK BUDGETS

For purposes of calculating PPG’s Pharmacy Budget, the specific amounts set forth below as a percent of the applicable HCFA payment and the county premium, if any, are applicable.  On an annual basis, these amounts shall be revised, forwarded to PPG, and incorporated into this Agreement by reference.

County	Percent
Alameda	4.48%
Butte	0.00%
Colusa	0.00%
Contra Costa	4.45%
El Dorado	4.60%
Fresno	4.42%
Glenn	0.00%
Kern	10.35%
Los Angeles	8.14%
Madera	4.25%
Marin	3.58%
Mariposa	4.69%
Napa	0.00%
Orange	8.80%
Placer	5.26%
Plumas	0.00%
Riverside	11.51%
Sacramento	4.67%
San Bernadino	11.02%
San Diego	9.89%
San Francisco	4.62%
San Joaquin	5.51%
San Luis Obispo	10.66%
San Mateo	5.61%
Santa Barbara	10.58%
Santa Clara	5.24%
Sierra	0.00%
Solano	0.00%
Sonoma	4.70%
Stanislaus	5.55%
Sutter	0.00%
Tulare	4.25%
Ventura	11.25%
Yolo	4.71%
Yuba	0.00%

ADDENDUM C.3

DIVISION OF FINANCIAL RESPONSIBILITY

MATRIX OF HMO AND PPG CAPITATED SERVICES

MEDICARE BENEFIT PROGRAM

The following matrix outlines the division of financial responsibility between FHS, PPG and Hospital. The matrix is intended only as a summary guide. The applicable Subscriber’s Certificate should be consulted for an accurate and complete description of Covered Services and the Provider Operations Manual for clarification.

MATRIX EFFECTIVE 1/1/98

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
AIDS - Facility Component	***	***	***
AIDS - Professional Component	***	***	***
AIDS - Drugs	***	***	***
ALLERGY IMMUNOTHERAPY	***	***	***
ALLERGY TESTING	***	***	***
ALPHA-FETOPROTEIN	***	***	***
AMBULANCE	***	***	***
In Area (30 Mile Radius)	***	***	***
Out-of-Area	***	***	***
ANESTHESIOLOGY	***	***	***
BIOFEEDBACK	***	***	***
BLOOD/BLOOD PRODUCTS	***	***	***
Blood Bank	***	***	***
Autologous/Homologous	***	***	***
Storage and Collection of Blood	***	***	***
CHEMICAL DEPENDENCY	***	***	***
• Inpatient Facility Component	***	***	***
• Inpatient Professional Component	***	***	***
• Outpatient Facility Component	***	***	***
• Outpatient Professional Component	***	***	***
CHEMOTHERAPY	***	***	***
• Drugs, including Epogen, Nupogen and adjunctive therapies	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
CHIROPRACTIC (Medicare Approved)	***	***	***
COLOSTOMY SUPPLIES	***	***	***
CONSULTATIONS	***	***	***
COSMETIC SURGERY (Medically Necessary)	***	***	***
Professional Component	***	***	***
Facility Component	***	***	***
CRITICAL CARE VISITS	***	***	***
DENTAL SERVICES (When a covered benefit)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***

***         All references to the division of financial responsibility have been deleted.

MATRIX EFFECTIVE 1/1/98

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
DIAGNOSTIC TESTING - Outpatient Facility & Professional	***	***	***
DURABLE MEDICAL EQUIPMENT	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
EMERGENCY ADMISSIONS – In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ADMISSIONS - Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS - In-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EMERGENCY ROOM VISITS – Out-of-Area	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
EXTENDED CARE/SKILLED NURSING FACILITY	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
GROWTH HORMONES	***	***	***
HEARING AIDS	***	***	***
HEMODIALYSIS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
• Epogen, Nupogen	***	***	***
HEPATITIS-B	***	***	***
HOME HEALTH	***	***	***
HOME VISITS	***	***	***
HOSPICE	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
HOSPITAL BASED PHYSICIANS - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
IMMUNIZATIONS	***	***	***
INFANT APNEA MONITOR	***	***	***
INJECTIBLES, SELF ADMINISTERED	***	***	***

***         All reference to the division of financial responsibility have been deleted.

MATRIX EFFECTIVE 1/1/98

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
INPATIENT VISITS	***	***	***
IVF & GIFT	***	***	***
Professional Component	***	***	***
Facility Component	***	***	***
LITHOTRIPSY	***	***	***
Professional Component	***	***	***
Facility Component	***	***	***
MATERNITY - Deliveries and Non-Deliveries	***	***	***
• Facilily Component	***	***	***
• Professional Component	***	***	***
MEDICAL ADMISSIONS	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH - Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
MENTAL HEALTH - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
OFFICE VISITS	***	***	***
PATIENT EDUCATION	***	***	***
PATHOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PATHOLOGY - Office	***	***	***
PATHOLOGY - Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
PERIODIC EXAMS	***	***	***
PRE ADMISSION - Outpatient	***	***	***
Laboratorty, X-ray (within 72 hrs. or related admission)	***	***	***
PROSTHETIC/ORTHOTIC DEVICES	***	***	***
• Outpatient	***	***	***
• Surgically Implanted	***	***	***
RADIOLOGY - Inpatient, Ambulatory Surgery or Emergency Room	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
RADIOLOGY - Office	***	***	***
RADIOLOGY - Outpatient	***	***	***
• Professional Component	***	***	***
• Technical Component	***	***	***
SPEECH AND HEARING EXAMS	***	***	***

***         All reference to the division of financial responsibility have been deleted.

	PPG CAPITATED SERVICES	HMO RISK SERVICES	SHARED RISK/HOSPITAL CAPITATED SERVICES
SUPPLIES- Medical, Surgical, Office	***	***	***
• Related to an Outpatient Office Visit:	***	***	***
Splints, Casts, Bandages, etc.,	***	***	***
• Related to a Hospital Stay:	***	***	***
Surgical Supplies, Equipment, etc.,	***	***	***
SUPPLIES, DIABETIC	***	***	***
Chem. Strips, Lancet, Needles, Syringes Glueometer	***	***	***
SURGERY - Inpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
SURGERY - Office	***	***	***
SURGERY - Outpatient	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
THERAPEUTIC INJECTIONS	***	***	***
THERAPY: Physical, Occupational, Speech	***	***	***
• Inpatient	***	***	***
• Outpatient/Office	***	***	***
TRANSPLANTS (Non-experimental)	***	***	***
• Facility Component	***	***	***
• Professional Component	***	***	***
• Organ Procurement	***	***	***
• Covered Immunosupressives	***	***	***
TRANSPLANT EVALUATIONS	***	***	***
• Professional	***	***	***
• Facility	***	***	***
URGENT CARE VISITS – In-Area	***	***	***
URGENT CARE VISITS – Out-of-Area	***	***	***
VISION CARE	***	***	***
• Exams and Medically Necessary Care	***	***	***
• Implanted Lenses (Cataract Surgery)	***	***	***
• Lenses and Frames (Non-Cataract)	***	***	***

***         All reference to the division of financial responsibility have been deleted.

ADDENDUM D

PREFERRED PROVIDER ORGANIZATION (PPO)
EXCLUSIVE PROVIDER ORGANIZATION (EPO)
POINT OF SERVICE (POS)

BENEFIT PROGRAMS

PPG understands that Affiliates or Payors contracted with FHS who are qualified may provide PPO, EPO and POS Benefit Programs. FHS shall provide PPG with a listing of all such Payors, as updated from time to time by FHS.  Notwithstanding any provision in this Agreement, PPG and Member Physicians understand and agree that each Payor is solely responsible for paying PPG and/or Member Physicians for those individuals to whom Payor provides health care coverage. In no event shall FHS or any FHS Affiliate be responsible for any payment which is the financial responsibility of a Payor and PPG shall seek compensation for such services only from Pursuant to Section 8.18, Entire Agreement.  PPG understands and agrees that the compensation and provisions under the agreement between PPG and the entity formerly known is Foundation Health, a California Health Plan, is applicable to those PPO, EPO and POS Members with Foundation Health Identification Cards and such agreement shall remain in full force and effect for those PPO, EPO and POS Members. PPG shall be compensated according to this Addendum D and this Addendum shall be applicable to those PPO, EPO and POS Members with Health Net or other FHS Affiliate Identification Cards.

A.            BENEFIT PROGRAM REQUIREMENTS

PPG agrees:

1.             That all Member Physicians will comply with the terms and conditions of this Addendum, the terms of the applicable Benefit Programs, and of the Operations Manual.

2.             To comply with FHS efforts to provide Case Management.  PPG agrees to provide PPG’s written treatment plan within five (5) working days of receipt of request from FHS.  A treatment plan includes a statement of diagnosis, current patient condition, current or proposed treatment, and anticipated outcomes.

3.             That it PPG admits or arranges for an inpatient admission in a non-Participating Provider or facility for an elective procedure, PPG shall document that PPG has given such Member prior notice of the following:

a)             Provider or facility is non-participating;

b)            The non-Participating Provider or facility will not be restricted to seeking payment only from FHS; and

c)             The non-Participating provider or facility may hill the Member for amounts other than deductibles, Copayments, and medical services not covered under the Member’s Coverage Certificate.

4.             That PPG may appeal a Utilization/Care Management decision as set forth in the Operations Manual.

5.             FHS agrees that any determination under the Utilization/Care Management Program that a Member’s services rendered by PPG were not Medically Necessary shall not retroactively affect PPG’s right to payment hereunder if such services were authorised by FHS prior to admission and the information provided by PPG to FHS regarding the Member’s medical condition was substantially true and accurate.

B.            PPO AND EPQ BENEFIT PROGRAMS

1.             Compensation Method.  As compensation for rendering Contracted Services under this Addendum D. PPG shall be paid in accordance with the rates set forth in Addendum E. Such compensation shall be paid within the time and subject to the billing requirements set forth in this Agreement. The above notwithstanding, for self-insured and other such Payors, FHS shall not be obligated to pay all or any portion of any PPG claim on a Payor’s behalf unless and until FHS has received sufficient funds from the applicable Payor to cover such claim. In the event such Payor fails to provide funds to FHS.  PPG may seek payment from Member up to the rates specified in Addendum E, unless prohibited by applicable law.

In the event that a PPG Participating Physician enters into an independent contract arrangement with FHS for PPO services, the rates established in such independent Physician Service Agreement shall prevail, and claims will be adjudicated according to the fee schedule established in said independent Agreement.

C.            POINT OF SERVICE BENEFIT PROGRAMS

1.             Benefit Program Design.  Under a Point of Service Benefit Program, Members may elect, at the time of obtaining each Covered Service, to utilize either: (1) HMO coverage through their selected or assigned PCP; (2) optional Preferred Provider Organization (“PPO”) coverage available through PPO Participating Providers; or (3) other indemnity coverage through either non-Participating Providers, or Participating Providers where other Benefit Program Requirements are not met.

2.             Compensation Method.  PPG shall render Contracted Services on a fee-for-service basis to Members of FHS, Point of Service Benefit Programs covered under the PPO option of such Benefit Programs.  As compensation for rendering such Contracted Services, PPG shall be paid the fee-for-service compensation rates set forth in Addendum E. Such compensation shall be paid within the time and subject to the billing requirements set forth in this Agreement.

ADDENDUM E

FEE-FOR-SERVICE COMPENSATION SCHEDULE

PPG or Member Physician shall be compensated for non-capitated Contracted Services, less applicable Copayments, in an amount equal to the lesser of: (a) ninety percent (90%) of the Medicare allowable charges based on the Medicare Resource Based Relative Value Scale (RBRVS) unit values and HCFA Geographical Practice Cost Indices as published in the most current published edition of the Federal Register; (b) *** of PPG’s allowable billed charges; or (c) such other fee schedules as may be established or adopted from time to time by FHS.

For “by report” procedures, procedures not listed, or procedures with relativities not established in RBRVS, PPG shall be compensated at *** of PPG or the Participating Provider’s billed charges, less any applicable Copayment.

Anesthesiology Services:

PPG or Participating Provider shall be compensated for Constructed Services at (a) *** per unit value in the American Society of Anesthesiology Relative Value study or (b) *** of the Participating Provider’s billed charges, whichever is less.

Assistant Surgeons:

PPG or Participating Provider shall be compensated for Contracted Services at twenty percent (20%) of the surgeon’s reimbursement as determined above.

Total Obstetrical Care:        (for HMO Benefit Programs)

Total OB care, vaginal delivery	*** global rate
Total OB care, Cesarean delivery	*** global rate

Services included in global reimbursement (professional and technical component) for total OB care:

Total OB care, vaginal delivery	*** global rate
Total OB care, Cesarean delivery	*** global rate

Services included in global reimbursement for total OB care:

office visits (sick care as well as routine)
consultations including initial OB consultation
emergency department visits
therapeutic injections
amniocentesis
fetal contraction stress test
fetal non-stress test
fetal monitoring, including initiation or supervision
version
delivery of placenta
ultrasound
laboratory tests
venipuncture
specimen collection and laboratory supplies
educational materials/nutritional) counseling
OB standby
other services which do not warrant extra charge: delivery of twins/multiple births, physician’s supervision of home Care, hospitalization during pregnancy for conditions such as pre-clethpsia.
HTN

Antepartum care only:

First trimester only	***
Second inmester only	***
First and second trimester only	***
Third trimester excluding delivery	***
Third trimester including delivery	***

CONFIDENTIAL, PROPRIETARY AND TRADE SECRET

ADDENDUM F

MEDI-CAL BENEFIT PROGRAM

(NOT APPLICABLE)

ADDENDUM F.1

FEE-FOR-SERVICE COMPENSATION SCHEDULE

ASSIGNED AND UNASSIGNED MEDICAL HMO MEMBERS

(NOT APPLICABLE)

ADDENDUM F.2

CAPITATION COMPENSATION SCHEDULE

(NOT APPLICABLE)

ADDENDUM F.3

SHARED RISK PROGRAM DISTRIBUTION MATRIX

(NOT APPLICABLE)

ADDENDUM F.4
DIVISION OF FINANCIAL RESPONSIBILITY
MATRIX OF FHS AND PPG RISK SERVICES
MEDI-CAL BENEFIT PROGRAM

(NOT APPLICABLE)

ADDENDUM F.5

DISCLOSURE FORM

(NOT APPLICABLE)

ADDENDUM G

CHAMPUS/TRICARE AND OTHER GOVERNMENT BENEFIT PROGRAMS

PPG understands and agrees that the obligations of FHS set forth in this Addendum are the obligations of Foundation Health Federal Service Inc., an Affiliate of FHS (“FHFS”), and not obligations of FHS, or any other Affiliate of FHS. FHFS may contract with the United States Department of Defense (“DoD”) in arrange for the provision of health and administrative services to certain Members of the Civilian Health and Medical Program of the Uniformed Services (“CHAMPUS), and may contract with other local, State or federal agencies to arrange for the provision of health, administrative and certain other services to the Beneficiaries of other local, State and/or federal programs.

A.            CHAMPUS/TRlCARE DEFINITIONS, PROGRAMS AND REGULATIONS

1.             Member (Beneficiary).  A person who is eligible to receive Covered Services under the FHFS Benefit Program included in this Addendum, including at newborn baby who is a dependent of Member during the first 120 days following the baby’s birth and/or 120 days following legal adoption.

2.             Copayment and Cost Shares.  That portion of the cost of Covered Services that a Member is obligated in pay under a particular Benefit Program, including a deductible and co-insurance. A Copayment is a fixed dollar amount. A Cost Share is a percentage of the applicable Participating Provider contract rate. FHFS will advise Participating Providers of the amounts or methods by which Copayments and/or Cost Shares may be determined and/or as outlined in the TRICARE Network Provider Manual.

3.             Primary Care Manager (PCM).  is a TRICARE Prime military/civilian network PPG or network clinic site, or clinic site at a Military Treatment Facility (MTF) whose primary responsibility is to coordinate and manage the delivery of Covered Services to Members selected or assigned to such PPG.

4.             Supplemental Care.  FHFS will work with MTF (Military Treatment Facility) Commanders to define Supplemental Care needs and to extend CHAMPUS/TRICARE contract rates to the MTF’s for those services.

B.            CHAMPUS/TRICARE PROGRAMS AND REGULATIONS

1.             CHAMPUS/TRICARE Programs.  CHAMPUS/TRICARE Programs are those services and benefits which require the use of the services of a contracted medical provider network and are purchased by the United States Government through the authorized agency pursuant to Chapter 55 of Title 10 of the United States Code and the regulations promulgated thereunder.

2.             CHAMPUS/TRICARE Regulations.  FHFS is obligated to comply with all applicable CHAMPUS/TRICARE regulations, operations manuals, Automated Data Processing manuals, policy manuals and the prime contract technical proposals, and with the American Disabilities Act.  These documents provide a comprehensive description of the applicable CHAMPUS/TRICARE program benefits and operational requirements.  The parties to this Addendum acknowledge that all services rendered by PPG hereunder are governed by such requirements.  FHFS shall provide PPG with all information regarding such requirements as necessary for proper compliance.

3.             CHAMPUS/TRICARE Term.  Term of this Agreement will remain in effect as defined in Section 6.1, unless the term of Foundation Health Federal Services’ prime contract expires or is pursuant to termination by the Government of Foundation Health Federal Services’ prime contract to provide health services.

C.            OTHER GOVERNMENTAL PROGRAMS.  FHFS may contract with local, State or federal entities to provide medical delivery programs such as universal health care programs, or other Benefit Programs for which FHFS has contracted with a Payor to provide Participating Provider networks, or certain Covered Services. PPG shall render Contracted Services covered under such other governmental benefit programs, and shall bill and accept payment from FHFS or a Payor as payment in full for such services, except for applicable Copayments as set forth in this Addendum.

D.            PROVIDER OBLIGATIONS

1.             Contracted Services.  PPG shall provide Covered Services to Members of CHAMPUS/TRICARE, CHAMPUS/TRICARE Supplemental Care in accordance with the terms and conditions of those programs. PPG shall be solely responsible for the quality of Covered Services rendered by PPG to Members.  PPG must be contracted and accept assignment for both CHAMPUS/TRICARE and Medicare as Participating Providers in order to render services to CHAMPUS/TRICARE Members. FHFS shall provide PPG with the Benefit Program Requirements of the CHAMPUS/TRICARE and CHAMPUS/TRICARE Supplement. Such Benefit Program Requirements may include Utilization Care Management Program and Quality Improvement Program requirements with which PPG shall comply in rendering Covered Services under this Agreement, PPG and/or office staff is obligated to attend a PPG seminar and/or agree to have read the TRICARE Network Provider Manual prior to rendering Covered Services under this Agreement.  Participating Providers shall monitor the accessibility of care of Enrollees, and adhere to the following standards: a) office wait times for non-emergencies shall not exceed 30 minutes; b) wait times for appointments shall not exceed 4 weeks for well visits, 1 week for routine visits, nor 1 day for acute illness.  Participating Providers shall comply with the FHFS reasonable efforts to monitor and evaluate same.

2.             Specialty Providers.  FHFS requires all specialty providers to request a CHAMPUS/TRICARE Prime Member to sign a release to medical information at each visit, to include ancillary services associated with each visit whereby the PCM and/or the MTF Commanders are designated as the recipients of the medical records. Specialty providers are required to submit the medical records to the PCM and/or MTF Commander within 14 days for all routine referrals.

3.             Eligibility.  Except in an Emergency, PPG shall verify the eligibility of Members before providing Covered Services. FHFS shall make a good faith effort to confirm the eligibility of any Member when such is in question. Eligibility of all CHAMPUS/TRICARE and other governmental program Members may be verified by the designated agent of such program (e.g., Defense Enrollment Eligibility Reporting System).  However, if the designated agent initially indicates that a patient is a Member under the applicable CHAMPUS/TRICARE or other governmental program, and that patient is later determined to be ineligible at the time of service, then FHFS shall deny any claims for payment due to non-eligibility, and PPG may seek compensation from the patient or the patient’s other health insurance coverage.

4.             Access Requirements.  When required by a particular CHAMPUS/TRICARE program, PPG understands that the Military Treatment Facility (MTF) is the first resource for health care for CHAMPUS/TRICARE Members, and that Members gain access to the civilian CHAMPUS/TRICARE provider network only through referral of the Health Care Finder Program, or a Member’s Primary Care Manager (“PCM”), in coordination with the Health Care Finder (HCF) Program. PPG agrees to provide services to CHAMPUS/TRICARE Members for non-emergency services only after obtaining appropriate Referred by Member’s PCM, and/or prior authorization through the HCF Program.

5.             Benefit Program Phase-Out.  PPG agrees to use its best efforts to submit all CHAMPUS/TRICARE claims within 30 days from date of service or discharge during the Phase out period of a DoD prime contract.

6.             Active Duty Personnel.  When required under a DoD prime Contract, PPG shall render Covered Services to United States military active duty personnel and seek compensation from the appropriate service organization at the same rates as provided in this Addendum. If the Active Duty Service Member is enrolled in TRICARE Prime under the Geographic Separate Unit (GSU) Program Provider shall seek compensation from FHFS.

7.             CHAMPUS/TRICARE Quality and Utilization Review Programs.  PPG agrees to comply with all provisions of the CHAMPUS/TRICARE Quality and Utilization Review programs, including the provision of medical records and other documentation for cases being reviewed by FHFS or another CHAMPUS/TRICARE contractor in compliance with these programs. PPG further authorizes such CHAMPUS/TRICARE National Quality Monitoring Contractors in release all review data obtained through medical record and other document audit to FHFS. (Per TRICARE Network Provider Manual, approved by DoD.)

8.             Prior Authorization and Referrals.  Unless a particular Benefit Program or Utilization/Care Management Program contains no such requirement, and except in an Emergency, PPG agrees not to seek payment from FHFS or a Payor for Covered Services rendered to a Member unless Prior Authorization or a Referral was obtained for the rendering of such services. Such Prior Authorization or Referral may be issued by FHFS, or the applicable Payor.  If Prior Authorization or a Referral cannot be obtained, PPG agrees to notify FHFS or the applicable Payor and the appropriate Participating Provider, as applicable, as soon as possible, but no later than twenty-four (24) hours after providing the Covered Services, or ordering the other Covered Services, or on the next working day. (See TRICARE Network Provider Manual).

9.             Conditions for Reimbursement for Non-Covered Services.  Neither a Member nor FHFS, nor any Payor shall be liable to pay PPG for any Contracted Services rendered by PPG to a Member which is determined order a Utilization/Care Management Program not to be Medically Necessary.  Provided, however, PPG may bill a Member for non-Covered Services rendered by PPG to such Member only if the Member is notified in advance that the services to be provided are not Covered Services under the Member’s Benefit Program and the Member requests in writing that PPG render the non-Covered Services prior to the rendition of such services.

10.          Coordination of Benefit.  Notwithstanding any other provision of this Agreement, PPG agrees to conduct Coordination of Benefits in accordance with the policies and procedures established by FHFS or a Payor for the applicable Benefit Program.  PPG shall not bill Member for any portion of Covered Services not paid by the primary carrier when FHFS or a Payor is the secondary carrier, but shall instead seek compensation from FHFS or Payor for such service.  When a Member has coverage which is primary through another carrier, then FHFS, or a Payor’s compensation to PPG shall be limited to the difference between the amount paid by the primary carrier and the contract rates, including Copayments and cost shares.

11.          Name or Logo.  In no event shall PPG market or advertise the CHAMPUS/TRICARE Program or other governmental programs without the prior written consent of FHFS.

E.             CHAMPUS PRIME AND EXTRA BENEFIT PROGRAMS AND COMPENSATION

1.             Fee-for-Service Contracted Services.  PPG shall render Contracted Services to Members of CHAMPUS/TRICARE Programs, including the TRICARE, Prime and TRICARE Extra Programs and shall accept as payment in full, the lesser of: a negotiated percentage of CMAC (CHAMPUS Maximum Allowable Charges, not to exceed 100% of such charges), or the rates set forth in this Addendum G for Covered Services and all other services (including payment for any and all sales, use or other applicable taxes on the sale or delivery of medical services) rendered under this Agreement to Members, less Copayment or Cost Share amounts payable by Members in accordance with the Benefit Program.  Such compensation shall be paid within 30 working days of receipt by FHFS of a complete and accurate claim for Contracted Services rendered to a Member in accordance with the provisions of this Agreement.  In the case where preauthorization is required, but not obtained prior to services being rendered, the claim will be denied.

2.             Compensation.  Compensation to PPG for the delivery of Medically Necessary Covered Contracted Services will be the lesser of *** of the CHAMPUS Maximum Allowable Charges or *** of billed charges for those services which have a defined Allowable. If there is no CMAC reimbursement defined for a procedure code, reimbursement will be at the lesser of *** of billed charges or *** of the CHAMPUS area prevailing rates. Services for which a procedure code has not been assigned, or are unvalued by CHAMPUS/TRICARE, compensation will be the lesser of Average Wholesale Price minus *** (***) or 65% of billed charges.

3.             Recoupment.  In accordance with Section 4.3 (d) of this Agreement, FHFS shall have the right to conduct recoupments from PPG for amounts owed to FHFS per the CHAMPUS Operations Manual.

CONFIDENTIAL, PROPRIETARY AND TRADE SECRET

ADDENDUM H

OCCUPATIONALLY ILL/INJURED OR WORKERS’ COMPENSATION BENEFIT
PROGRAMS

FHS shall contract with Payors, which may include Affiliates of FHS, to provide Ill/Injured or Workers’ Compensation Benefit Programs for Members for work related injuries and diseases compensable under State Occupationally Ill/Injured or Workers’ Compensation law. PPG shall render Contracted Services to Members for occupational illnesses and injuries covered such Benefit Programs. FHS shall provide PPG with a listing of all such Payorsas updated from time to time by FHS, including those Payors for whom FHS serves only in an administrative capacity.  The listing shall include the Payors’ utilization management administrator and claims administrator when such is not FHS.

A.            COMPENSATION.

1.             Billing and Payment.  As compensation for the delivery of Contracted Services, limited as described above, PPG shall be paid in accordance with the rates set forth below.  Such compensation shall be paid within the time and subject to the billing requirements set forth in Section 3.2 of the Agreement.  The above notwithstanding, for self-insured and other such Payors, FHS shall not be obligated to pay all or any portion of any PPG claim, as allowed by applicable law, unless and until FHS has received sufficient funds from the applicable Payor in cover such claim.  Physician claims shall be coded and submitted according to the Official California Workers’ Compensation Medical Fee Schedule (Fee Schedule).

2.             Rates.  Reimbursements under the Agreement shall be the lessor of:  (a) the physician’s usual and customary charges (“UCR”). (b) eighty-five percent (85%) of the Fee Schedule adopted by the State of California department of Industrial Relations, Division of Workers’ Compensation; or (c) the allowable charge based on the Medicare Resource Based Relative Value Scale (RBRVS) unit values and HCFA Geographical Practice Cost Indices.

“By report” procedures, unlisted procedures and relativities not established in RBRVS shall be subject to FHS’ review and based upon relative complexity shall be assigned a unit value and subsequently reimbursed in accordance with the HCFA Cost Indices.  If a unit value cannot be reasonably determined reimbursement shall be at 60% of billed charges.

B.            OTHER DUTIES

1.             Requirements for Eligibility Verification and Service Authorization.  The applicable Occupationally Ill/Injured or Workers’ Compensation Utilization/Care Improvement Programs may require PPG to; (a) verify Member eligibility to receive Contracted Services; (b) verify that the Member’s injury in disease has been determined to “arise out of and in the course of employment”; (c) determine the requested treatment is Medically Necessary to cure and relieve the work-related condition; and (d) obtain a referral or prior authorization to provide Contracted Services prior to rendering such services.  PPG agrees to comply with all requirements.  FHS shall advise PPG of all applicable Utilization/Care Improvement Program requirements.

2.             Reports.  PPG agrees to furnish upon request, all information reasonably required by FHS or a Payor to verify and provide written substantiation of the provision of Contracted Services, and the charges for such services.

3.             Return to Work.  In addition to Contracted Services and without further compensation from FHS or a Payor, PPG shall work with FHS and each Payor to develop a return-to-work program for each Member.

ADDENDUM H.1

OCCUPATIONALLY ILL/INJURED OR WORKERS’ COMPENSATION RATE SCHEDULE

Physician claims shall be coded and submitted according to the Official California Workers’ Compensation Medical Fee Schedule (Fee Schedule).  Reimbursements under the Agreement shall be the lesser of: (a) the physician’s usual and customary charges (“UCR”); (b) *** of the Fee Schedule adopted by the State of California Department of Industrial Relations, Division of Workers’ Compensation; or (c) the allowable charges based on the Medicare Resource Based Relative Value Scale (RBRVS) unit values and HCFA Geographical Practice Cost Indices as published in the most current published edition of the Federal Register.

HCFA Has not developed a geographically adjusted fee schedule for anesthesiology.  Anesthesiology is reimbursed based upon CPT-4 codes. FHS is following HCFA guidelines for Anesthesiology (American Society of Anesthesiologists (ASA) guidelines).  The HCFA conversion factor will be multiplied by an adjustment factor to equate reimbursement to *** per unit.

For “by report” procedures, procedures not listed, or procedures with relativities established in RBRVS.  PPG will be compensated at sixty percent (60%) of PPG’s billed charges not to exceed usual, reasonable, and customary charges, less any applicable Copayment.  Usual, reasonable, and customary means the usual charge made by a physician or supplier of services, medicines, or supplies and will not exceed the general level of charges made by others rendering or furnishing such services medicines, or supplies within an area in which the charge is incurred for sickness or injuries comparable in severity and nature to the sickness or injury being treated.  The term “area” as it would apply to any particular service, medicine or supply means a county or such greater areas as is necessary to obtain a representative cross section of level of charges.

Unlisted procedures shall be subject to FHS’ review and, based upon relative complexity, shall be assigned a unit value and subsequently reimbursed in accordance with the above conversion factors.  RBRVS is updated and modified from time to time.

CONFIDENTIAL, PROPRIETARY AND TRADE SECRET

HEALTH NET

May 12, 1998

James Wilcox

Executive Director

Prospect Medical

18200 Yorba Linda Blvd., Suite 209

Yorba Linda, CA 92886

Dear Jim :

I have attached two original sets of the 1998 Health Net Participating Physician Group Provider Service Agreements (“PSA”) for Prospect Medical and Sierra Medical Group for your final review and signature.  The 1998 Health Net program highlights include:

•      1998 Commercial Standard HMO professional rate increase of *** PMPM for Prospect and *** PMPM for Sierra Medical Group.

•      1999 Commercial Standard HMO increase of *** PMPM based on PPG Member Satisfaction.

•      2000 Commercial Standard HMO increase of *** PMPM based on PPG Member Satisfaction.

•      Normalized Commercial Rx cost target of *** PEMPM for Prospect and *** PEMPM for Sierra.

•      Annual Rx cost target to reflect Rx inflation trend factor

•      Rx Rebate Sharing Program

•      Increased Commercial QCIP funding

1998	*** PMPM
1999	*** PMPM
2000	*** PMPM

•      (New Program) Medicare HMO QCIP funding of *** PMPM

•      Partnership Bonus Potential

In order for Prospect (*** PMPM) and Sierra (*** PMPM) to receive its Commercial rate increase retroactive to January 1, 1998, it is essential that I receive confirmation of a signed 1998 PSA’s by close of business Friday, May 15. Please sign and return both original copies of the contract sets to my attention.  Once Health Net signs, I will ensure that you receive a set of fully executed originals for your files.

Sincerely,

/s/ [ILLEGIBLE]

[ILLEGIBLE]

Regional Network Director

A.6  Benefit Plan }

A.5  Benefit Plan Factors for PPG Capitation and Hospital Capitation/Shared Risk Budgets Effect
September 1, 1998

Small Group HMO

Plan	Proof Factor	Inst Factor
C4	0.9958	1.0075
C5	0.9016	0.9893
Q1	0.9877	0.9749
Q2	0.9350	0.9367
Q3	0.8834	0.8703
Q4	0.8346	0.8179
Q5	0.9958	1.0103
Q6	0.9016	0.9921
Q7	0.8346	0.8179
O8	0.9350	0.9747
QT	0.9867	1.0057
QU	0.8977	0.9898
QV	0.9001	0.9297
QW	0.9001	0.9297
QX	0.9476	0.9927
OY	0.9960	1.0086
QZ	0.9960	1.0086
V1	0.9926	0.9833
V2	0.9291	0.9335
V3	0.8135	0.8226

Individual HMO

Plan	Proof Factor	Inst Factor
Shasta 5	0.9656	0.8895
Shasta 7	0.9412	0.8810
HMO Advantage 10	0.8901	0.8872
Shasta 15	0.8399	0.8644
Shasta Classic	0.7842	0.7665

Medicare Supplement HMO

Plan	Prof Factor
Medicare Conversion Plan I	1.2018
Medicare COB $0 Copay	1.1169
Medicare COB $5 and up Copay	0.6326

Medicare Supplement POS

Plan	Prof Factor
POS Medicare COB $0 Copay	1.1169
POS Medicare COB $5 and up Copay	0.6326